SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.)

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☐	Preliminary Proxy Statement

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

GARTMORE MUTUAL FUNDS

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GARTMORE MUTUAL FUNDS

Gartmore Bond Fund

Gartmore Bond Index Fund
Gartmore China Opportunities
    Fund
Gartmore Convertible Fund
Gartmore Emerging Markets Fund
Gartmore Global Financial
    Services Fund
Gartmore Global Health Sciences
    Fund
Gartmore Global Natural
    Resources Fund
Gartmore Global Technology and
    Communications Fund
Gartmore Global Utilities Fund
Gartmore Government Bond Fund
Gartmore Growth Fund
Gartmore High Yield Bond Fund
Gartmore International Growth
    Fund
Gartmore International Index Fund
Gartmore Investor Destinations
    Aggressive Fund
Gartmore Investor Destinations
    Moderately Aggressive Fund
Gartmore Investor Destinations
    Moderate Fund
Gartmore Investor Destinations
    Moderately Conservative Fund
Gartmore Investor Destinations
    Conservative Fund
Gartmore Large Cap Value Fund
Gartmore Micro Cap Equity Fund
Gartmore Mid Cap Growth Fund
Gartmore Mid Cap Growth Leaders Fund
Gartmore Mid Cap Market Index
    Fund
Gartmore Money Market Fund
Gartmore Morley Capital
    Accumulation Fund
Gartmore Morley Enhanced
    Income Fund
Gartmore Nationwide Fund
Gartmore Nationwide Leaders
    Fund
Gartmore Optimal Allocations
    Fund: Aggressive
Gartmore Optimal Allocations
    Fund: Moderately Aggressive
Gartmore Optimal Allocations
    Fund: Moderate
Gartmore Optimal Allocations
    Fund: Specialty
Gartmore S&P 500 Index Fund
Gartmore Small Cap Index Fund
Gartmore Tax-Free Income Fund
Gartmore Small Cap Growth Fund
Gartmore Small Cap Fund
Gartmore U.S. Growth Leaders
    Fund
Gartmore U.S. Growth Leaders
    Long-Short Fund
Gartmore Value Opportunities
    Fund
Gartmore Worldwide Leaders Fund
NorthPointe Small Cap Value Fund

IMPORTANT SHAREHOLDER INFORMATION

      These materials are for a Special Meeting of Shareholders scheduled for December 23, 2004, at 9:00 a.m., Eastern time. The enclosed materials discuss two proposals to be voted on at the meeting, and contain the Notice of Special Meeting, proxy statement, and proxy card. A proxy card, in essence, is a ballot. When you vote your proxy by signing and returning your proxy card, it tells us how you wish to vote on important issues relating to one of the Gartmore Funds (each, a “Fund,” and together, the “Funds”), each a series of Gartmore Mutual Funds (the “Trust”). If you specify a vote for both proposals, your proxy will be voted as you indicate. If you specify a vote for one proposal, but not the other, your proxy will be voted as specified on such proposal and, on the proposal for which no vote is specified, your proxy will be voted FOR such proposal. If you simply sign, date, and return the proxy card, but do not specify a vote for any proposal, your proxy will be voted FOR both proposals.

      We urge you to spend a few minutes reviewing the proposals in the proxy statement. Then, please fill out and sign the proxy card(s) and return the card(s) to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Trust may be able to save money by not conducting additional mailings.

      We welcome your comments. If you have any questions about these materials, please call Georgeson Shareholder Communications, Inc., the Trust’s proxy agent, at (888) 288-6983.

TELEPHONE AND INTERNET VOTING

For your convenience, you also may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

GARTMORE MUTUAL FUNDS

1200 River Road
Suite 1000
Conshohocken, Pennsylvania 19428
(800) 848-0920

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of each Fund of Gartmore Mutual Funds:

      Notice is hereby given that a Special Meeting of Shareholders of each of the series or portfolios (singly, a “Fund,” and collectively, the “Funds”) of Gartmore Mutual Funds, an Ohio business trust (the “Trust”), will be held on Thursday, December 23, 2004, at 9:00 a.m., Eastern time, at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. The purpose of the Meeting is to consider and act on the following matters:

1. To elect a Board of Trustees;

2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from an Ohio business trust to a Delaware statutory trust; and

3. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

By Order of the Board of Trustees,

Eric E. Miller, Secretary

October 29, 2004

YOUR VOTE IS IMPORTANT! IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION, WE URGE YOU TO COMPLETE, SIGN, AND RETURN AS SOON AS POSSIBLE THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM. FOR YOUR CONVENIENCE, THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE.

Page

GENERAL VOTING INFORMATION	1
Who is asking for my vote?	1
Who is eligible to vote?	1
On what issues am I being asked to vote?	1
How do the Trustees recommend that I vote?	2
How do I ensure that my vote is accurately recorded?	2
Whom should I call for additional information about this Proxy Statement?	2
May I revoke my proxy/voting instructions?	2
How may I get more information about the Trust and the Funds?	2
PROPOSAL 1 — ELECTION OF TRUSTEES	2
How are nominees selected?	3
Who are the nominees for Trustee?	3
How often do the Trustees meet and what are they paid?	9
How may I communicate with the Board?	10
What are the other Committees of the Board of Trustees?	11
Who are the Executive Officers of the Trust?	11
PROPOSAL 2 — APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR THE REORGANIZATION OF THE TRUST FROM AN OHIO BUSINESS TRUST TO A DELAWARE STATUTORY TRUST	12
What will the Reorganization mean for the Funds and you?	12
Why are the Trustees recommending approval of the Plan and the Reorganization?	12
How do the Ohio business trust law and the Trust’s governing documents compare to the Delaware statutory trust law and the DE Trust’s governing documents?	13
What are the procedures and consequences of the Reorganization?	14
What effect will the Reorganization have on the current investment advisory agreements?	15
What effect will the Reorganization have on the shareholder servicing agreements and distribution plans?	15
What is the effect of shareholder approval of the Plan?	15
What is the capitalization and structure of the DE Trust?	16
Who will bear the expenses of the Reorganization?	16
Are there any tax consequences for shareholders?	16
What if I choose to sell my shares at any time?	16
What is the effect of my voting “For” the Plan?	17
FURTHER INFORMATION REGARDING THE INVESTMENT ADVISERS AND OTHER SERVICE PROVIDERS TO THE TRUST	17
The Investment Advisers	17
Fund Administrator and Transfer Agent	18
Distributor	18
ADDITIONAL INFORMATION ABOUT THE TRUST AND THE FUNDS	18
Principal Shareholders	18
Audit Committee	19
FURTHER INFORMATION ABOUT VOTING AND THE MEETING	20

GARTMORE MUTUAL FUNDS

PROXY STATEMENT

GENERAL VOTING INFORMATION

Who is asking for my vote?

      This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of Gartmore Mutual Funds, an Ohio business trust (the “Trust”), to be used in connection with a Special Meeting of Shareholders (the “Meeting”) of all currently offered series or portfolios of the Trust (singly, a “Fund” and collectively, the “Funds”) to be held at 9:00 a.m., Eastern time, on Thursday, December 23, 2004. The Meeting will be conducted at the Trust’s principal executive offices located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

      This Proxy Statement is also being furnished in connection with the solicitation of voting instructions by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) from owners of certain variable annuity contracts and variable insurance policies (collectively, “variable contracts”) having contract values allocated to a subaccount of a Nationwide separate account invested in shares of the Funds.

Who is eligible to vote?

      The Board of Trustees has fixed the close of business on September 30, 2004, as the record date (the “Record Date”) for the determination of shareholders of the Trust entitled to notice of and to vote at the Meeting. Shareholders of record on the Record Date are entitled to one vote for each share and a proportionate fractional vote for any fraction of a share as to each issue on which such shareholders are entitled to vote. In addition, variable contract owners of record on the Record Date have the right to instruct Nationwide as to the manner in which the Fund shares attributable to their variable contracts should be voted. Exhibit A to this Proxy Statement sets forth the number of shares of beneficial interest of each of the Funds which were outstanding as of the Record Date and, therefore, are entitled to vote at the Meeting.

      This Proxy Statement, Notice of Special Meeting, proxy cards, and voting instruction forms were first mailed to shareholders and variable contract owners on or about November 4, 2004.

On what issues am I being asked to vote?

      The following table summarizes the proposals on which shareholders are being asked to vote and indicates that Proposals 1 and 2 will each be voted upon by all Funds as a group.

Shareholders Who Will Vote
Proposal	Brief Description of Proposal	on the Proposal

Proposal 1	To elect a Board of Trustees	Shareholders of all Funds voting together as a group
Proposal 2	To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from an Ohio business trust to a Delaware statutory trust	Shareholders of all Funds voting together as a group

      The Trust knows of no business other than that described above that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment.

How do the Trustees recommend that I vote?

      The Trustees unanimously recommend that you vote FOR each proposal.

How do I ensure that my vote is accurately recorded?

      Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card/voting instruction form. Your proxy card/voting instruction form must be received by the Trust or its proxy agent by 5:00 p.m., Eastern time, on December 22, 2004, in order to be counted for the Meeting. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

      The persons named as proxies on the enclosed proxy will vote the shares of each Fund at the Meeting in accordance with the timely instructions received from shareholders. If a duly executed and dated proxy is received that does not specify a choice (for, against, or abstain), the persons named as proxies will consider the proxy’s timely receipt as an instruction to vote in favor of the proposal(s) to which the proxy relates.

      With respect to the Nationwide separate accounts, Nationwide will vote the shares of each Fund at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against, or abstain) to those for which timely instructions are received. If a duly executed and dated voting instruction form is received that does not specify a choice, Nationwide will consider the voting instruction’s timely receipt as an instruction to vote in favor of the proposal(s) to which the voting instruction relates.

Whom should I call for additional information about this Proxy Statement?

      Please call Georgeson Shareholder Communications, Inc., the Trust’s proxy agent, at (888) 288-6983.

May I revoke my proxy/voting instructions?

      Shareholders may revoke previously submitted proxies at any time prior to the Meeting by (i) submitting to the Trust a subsequently dated proxy, (ii) delivering to the Trust a written notice of revocation, or (iii) otherwise giving notice of revocation in open Meeting, in all cases prior to the exercise of the authority granted in the proxy. If shares are held in an account at a brokerage firm or bank, the shareholder should contact such brokerage firm or bank to change a vote or to obtain a “legal proxy” if the shareholder wants to vote in person at the Meeting.

      Variable contract owners may revoke previously submitted voting instructions given to Nationwide at any time prior to the Meeting by (i) submitting to Nationwide subsequently dated voting instructions, (ii) delivering to Nationwide a written notice of revocation, or (iii) otherwise giving notice of revocation in open Meeting, in all cases prior to the exercise of the authority granted in the proxy/voting instruction form. Variable contract owners should contact Nationwide for further information on how to revoke voting instructions, including any applicable deadlines.

How may I get more information about the Trust and the Funds?

      The Trust will furnish, without charge, a copy of the Trust’s most recent annual reports to shareholders and semi-annual reports to shareholders, upon request, which request may be made either by writing to the Trust at the address listed at the top of the Notice of Special Meeting or by calling toll-free (800) 848-0920.

PROPOSAL 1 — ELECTION OF TRUSTEES

      The purpose of this Proposal is to elect a Board of Trustees for the Trust (the “Board” or the “Trustees”). The Proposal is being submitted to shareholders in part to accommodate the expected retirement during 2005 of three members of the Board pursuant to the Trust’s retirement policy.

      For purposes of this Proxy Statement, the term “Gartmore Fund Complex” includes Gartmore Variable Insurance Trust (“GVIT”) and Gartmore Mutual Funds II, as well as the Trust. The Board of Trustees recommends that you vote FOR all nominees for Trustee.

How are nominees selected?

      The Board has a Nominating and Fund Governance Committee (the “NFGC”), consisting of Paula H.J. Cholmondeley, C. Brent DeVore, Robert M. Duncan, and Thomas J. Kerr, IV (Chairman), none of whom is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Trustees who are not interested persons of the Trust are referred to as the “Independent Trustees,” and Trustees who are interested persons of the Trust are referred to as the “Interested Trustees.”

      The NFGC is responsible, among other things, for: (1) the selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for Independent Trustee are recommended for selection and approval by all of the incumbent Independent Trustees then serving on the Board); and (2) the periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity, or skill sets. The NFGC met five times during the past fiscal year and has adopted a written charter that can be found on the Trust’s website at http://www.gartmorefunds.com.

      The NFGC evaluates each candidate’s professional background and work experience, professional competencies, time availability, and commitment. Among the core professional competencies and abilities that the NFGC considers relevant in making the NFGC’s recommendations on Board membership are a person’s: (a) personal integrity; (b) ability to act independently of the Trust’s investment advisers and other affiliates; (c) business judgment; (d) investment background; (e) accounting/finance background; (f) work ethic; (g) recent experience on corporate or other institutional oversight bodies having similar responsibilities; and (h) availability. In addition, the NFGC takes into account the candidate’s participation in community, charitable or other similar activities, diversity, business experience, and the ability of the candidate to serve on the Board for a reasonable amount of time.

      When the Board has or expects to have a vacancy, the NFGC receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election or appointment as Trustees, including any recommendations by shareholders. The individuals recommended by shareholders are evaluated based upon the same criteria described above. To date, the NFGC has been able to identify from its own resources an ample number of qualified candidates. In addition, to date the Trustees have not received any recommendations for nominees from shareholders.

      Pursuant to the Trust’s “Policy Regarding Shareholder Submissions of Trustee Candidates,” in the event there is a vacancy or an anticipated vacancy in the near future, the NFGC will review shareholders’ recommendations to fill vacancies on the Board if these recommendations are submitted in writing, signed by the shareholder, and addressed to the Secretary of the Trust, at the Trust’s offices — 1200 River Road, Suite 1000, Conshohocken, PA 19428.

      These shareholder recommendations must contain the following information: (a) the name and address of the shareholder and, if applicable, the name of the broker or record holder; (b) the number of shares owned; (c) the name of the Fund in which the shares are owned; (d) whether the proposed candidate(s) consent(s) to being identified in any proxy statement utilized in connection with the election of Trustees; (e) the name and background of the candidate(s); and (f) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

Who are the nominees for Trustee?

      Each of the nominees (except for Ms. Dryden, Ms. Jacobs, and Mr. McCarthy) presently is a Trustee of the Trust; Mr. Baresich, a current trustee, was recommended to the NFGC by an affiliate of the Trust’s investment advisers. Mr. Baresich will be standing for election by shareholders for the first time at the

Meeting. Ms. Dryden was recommended to the NFGC by Fund counsel, and Ms. Jacobs and Mr. McCarthy were referred and recommended by business contacts of the Trust’s investment advisers. Among the nominees standing for election, only Paul J. Hondros and Arden L. Shisler would be deemed to be Interested Trustees — the remaining nominees would be deemed to be Independent Trustees.

      With the exception of Robert M. Duncan, Barbara L. Hennigar, and Thomas J. Kerr IV, the terms of all nominees will continue until their successors are duly elected and qualified or until their earlier resignation, death, or retirement. Robert M. Duncan, Barbara L. Hennigar, and Thomas J. Kerr IV are subject to retirement in 2005 and, therefore, their terms are expected to continue until the time of their respective retirements.

      Each nominee is currently available and has consented to be named in this Proxy Statement and to serve if elected. It is not expected that any of the nominees will decline or become unavailable for election, but, in case this should happen, the designated proxy holders will vote in their discretion for a substitute nominee or nominees.

      Listed below, for each nominee, are his or her name, age and address, position and length of service with the Trust, principal occupation during the past five years, the number of funds in the Gartmore Fund Complex that he or she oversees, and any other directorships held by the nominee.

Nominees for Independent Trustees

Number of
	Position(s)		Portfolios in
	Held with		the Gartmore	Other
	the Trust		Fund	Directorships
	and Length		Complex	Held by
	of Time	Principal Occupation(s)	Overseen by	Trustee or
Name, Address and Age	Served(1)	During Past Five Years	Trustee	Nominee(2)

Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 Age 56	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84	None

Michael J. Baresich c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 Age 50	Trustee since March 2004	Mr. Baresich has been Chairman of the Board of Cokinetic Systems Corp. (software company) since July 2004. Prior thereto and since 2001, Mr. Baresich served as its Chief Executive Officer. From June 1999 through August 2001, Mr. Baresich was a Managing Director of Deutsche Bank. Prior to June 1999, Mr. Baresich was a Managing Director of Bankers Trust.	84	None

			Number of
	Position(s)		Portfolios in
	Held with		the Gartmore	Other
	the Trust		Fund	Directorships
	and Length		Complex	Held by
	of Time	Principal Occupation(s)	Overseen by	Trustee or
Name, Address and Age	Served(1)	During Past Five Years	Trustee	Nominee(2)

Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 Age 56	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. From March 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Residential Insulation of Owens Corning.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., and Terex Corporation

C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 Age 64	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84	None

Phyllis Kay Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 Age 57	Nominee	Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to 2002.	84	None

Robert M. Duncan* c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 Age 77	Trustee since April 1987	Mr. Duncan is Vice President and Secretary Emeritus of The Ohio State University.	84	None

Barbara L. Hennigar* c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 Age 69	Trustee since July 2000	Retired since June 2000. Prior thereto, Ms. Hennigar was the Chairman or President and Chief Executive Officer of OppenheimerFunds Services and a member of the Executive Committee of OppenheimerFunds.	84	None

			Number of
	Position(s)		Portfolios in
	Held with		the Gartmore	Other
	the Trust		Fund	Directorships
	and Length		Complex	Held by
	of Time	Principal Occupation(s)	Overseen by	Trustee or
Name, Address and Age	Served(1)	During Past Five Years	Trustee	Nominee(2)

Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 Age 54	Nominee	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	84	None

Thomas J. Kerr IV* c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 Age 70	Trustee since October 1971	Dr. Kerr is President Emeritus of Kendall College.	84	None

Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 Age 49	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None

Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 Age 57	Nominee	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84 (3)	None

David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 Age 55	Trustee since 1995	Mr. Wetmore is a Managing Director of Updata Capital, an investment banking and venture capital firm.	84	None

*	Pursuant to the Trust’s retirement policy, Mr. Duncan and Dr. Kerr are expected to retire on or about March 2, 2005, and Ms. Hennigar is expected to retire on or about October 12, 2005.

(1)	The term of office is until a trustee resigns or reaches a mandatory retirement age of 70. On March 2, 2000, the Board adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy. Information regarding length of service provided may include time served as Trustee for the Trust’s predecessors (Nationwide Investing Foundation, Nationwide Investing Foundation II, and Financial Horizons Investment Trust).

(2)	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

(3)	Messrs. McCarthy and Hondros are also Administrative Committee Members for The Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA.

Nominees for Interested Trustees:

Number of
	Position(s)		Portfolios in
	Held with		the Gartmore
	the Trust		Fund	Other
	and Length		Complex	Directorships
	of Time	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age	Served(1)	During Past Five Years	Trustee	Trustee(2)

Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 Age 55	Trustee and Chairman since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”)(3), Gartmore Investor Services, Inc. (“GISI”)(3), Gartmore Morley Capital Management, Inc. (“GMCM”)(3), Gartmore Morley Financial Services, Inc. (“GMFS”)(3), NorthPointe Capital, LLC (“NorthPointe”)(3), Gartmore Global Asset Management Trust (“GGAMT”)(3), Gartmore Global Investments, Inc. (“GGI”)(3), Gartmore Mutual Fund Capital Trust (“GMFCT”)(3), and Gartmore SA Capital Trust (“GSA”)(3), and a Director of Nationwide Securities, Inc.(3), as well as several entities within Nationwide Financial Services, Inc.	84(4)	None

Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 Age 62	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.(3)	84	Chairman of Nationwide Financial Services, Inc.(3) (since 1996)

(1)	The term of office is until a trustee resigns or reaches a mandatory retirement age of 70. On March 2, 2000, the Board adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy. Information regarding length of service provided may include time served as Trustee for the Trust’s predecessors (Nationwide Investing Foundation, Nationwide Investing Foundation II, and Financial Horizons Investment Trust).

(2)	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

(3)	This position is held with an affiliated person or principal underwriter of the Trust.

(4)	Messrs. McCarthy and Hondros are also Administrative Committee Members for The Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA.

      The following tables provide the dollar range of equity securities of each of the Funds and of all funds in the Gartmore Fund Complex beneficially owned by each Trustee and nominee for trustee as of September 30, 2004.

Nominees for Independent Trustees

Aggregate Dollar Range of Equity
Securities and/or Shares in All
Registered Investment Companies
	Dollar Range of Equity Securities	Overseen by the Trustee in Gartmore
Name of Nominee	and/or Shares in the Funds*	Fund Complex

Charles E. Allen	$10,001 – $50,000	$10,001 – $50,000
Michael J. Baresich	$50,001 – $100,000	$50,001 – $100,000
Paula H.J. Cholmondeley	$10,001 – $50,000	$10,001 – $50,000
C. Brent DeVore	over $100,000	over $100,000
Phyllis Kay Dryden	$1 – $10,000	$1 – $10,000
Robert M. Duncan	over $100,000	over $100,000
Barbara L. Hennigar	$10,001 – $50,000	$10,001 – $50,000
Barbara I. Jacobs	$10,001 – $50,000	$10,001 – $50,000
Thomas J. Kerr IV	over $100,000	over $100,000
Douglas F. Kridler	$10,001 – $50,000	$10,001 – $50,000
Michael D. McCarthy	$0	$0
David C. Wetmore	over $100,000	over $100,000

Nominees for Interested Trustees

Aggregate Dollar Range of Equity
Securities and/or Shares in All
Registered Investment Companies
	Dollar Range of Equity Securities	Overseen by the Trustee in Gartmore
Name of Nominee	and/or Shares in the Funds*	Fund Complex

Paul J. Hondros	over $100,000	over $100,000
Arden L. Shisler	over $100,000	over $100,000

*	Other than Mr. Hondros, no nominee for Trustee of the Trust owned 1% or more of the outstanding shares of any Fund. As of September 30, 2004, Mr. Hondros owned more than 1% of the outstanding shares of each of the Gartmore Nationwide Leaders Fund (4,744 shares), the Gartmore Emerging Markets Fund (14,319 shares) and the Gartmore Global Health Sciences Fund (9,502 shares). The Trustees and officers of the Trust, as a group, owned as of September 30, 2004, 4.12% of the Gartmore Nationwide Leaders Fund, 1.64% of the Gartmore Emerging Markets Fund, and 1.65% of the Gartmore Global Health Sciences Fund.

      None of the nominees for Independent Trustee, nor their immediate family members, owns any securities of: (1) GMFCT, GGAMT, and GMCM, the investment advisers to the Funds (collectively, the “Investment Advisers”); (2) Fund Asset Management, L.P., Gartmore Global Partners, or NorthPointe Capital LLC, the subadvisers to the Funds (collectively, the “Subadvisers”); (3) GDSI, the Funds’ principal underwriter; or (4) any company that controls, or is under common control with, the Investment Advisers, the Subadvisers, or GDSI.

How often do the Trustees meet and what are they paid?

      During the fiscal year ended October 31, 2003, there were four meetings of the Board. Each Trustee then in office attended at least 75% of the total number of meetings of the Board and of the Committees upon which he or she served during the past fiscal year. It is expected that the Board will meet at least quarterly at regularly-scheduled meetings during the current fiscal year. The Board does not currently have a formal policy regarding Trustee attendance at shareholder meetings. No Trustee attended the last shareholders meeting at which Trustees were elected, held in 2000. The Trust is not required to hold annual shareholders meetings.

      The Trustees receive fees and reimbursement for expenses of attending Board meetings from the Trust. Each Trustee, except Mr. Hondros, receives an annual retainer for serving as a member of the Board of the Trust (effective January 1, 2004, the annual retainer is $22,500; prior thereto the annual retainer was $15,000) and an annual retainer of $1,500 for serving as a member of any committee of the Board. Additionally, the “Lead Independent Trustee” is paid an annual fee for serving in that role (effective January 1, 2004, the annual retainer is $10,000, prior thereto the annual retainer was $5,000), the Audit Committee Chairperson is paid an annual fee of $3,500, and each other Committee Chairperson is paid an annual fee of $1,000.

      Each Trustee also received a flat fee of $2,500 for each in-person Board meeting attended, $2,000 per each in-person Committee meeting, and $1,000 per telephonic Board or Committee meeting if the Lead Independent Trustee or Committee Chairperson determines that the meeting is sufficiently substantive such that the members should be compensated for their preparation and participation. If a Board or Committee meeting for the Trust is held jointly for GVIT, then the Trust and GVIT will each pay one-half of the meeting fee.

      The Compensation Tables below set forth the total compensation paid to the Trustees of the Trust for the fiscal year ended October 31, 2003. In addition, the Compensation Tables set forth the total compensation paid to the Trustees from all funds in the Gartmore Fund Complex for the twelve months ended October 31, 2003. The Trust has no pension or retirement benefits.

      Trust officers currently receive no compensation from the Trust in their capacity as officers. The Investment Advisers pay the salaries and expenses of Trust officers. Certain Trustees and officers of the Trust are shareholders of the Investment Advisers or one or more of their parent companies and may receive indirect remuneration due to their indirect participation in investment advisory fees and other fees received by the Investment Advisers and affiliates of the Investment Advisers.

Independent Trustees

	Aggregate Compensation	Total Compensation
Name of Trustee	from the Trust	for the Complex*

Charles E. Allen	$30,000	$61,000
Michael J. Baresich(1)	—	—
Paula H.J. Cholmondeley	23,375	47,750
C. Brent DeVore	26,375	53,750
Phyllis Kay Dryden(2)	N/A	N/A
Robert M. Duncan	27,625	56,250
Barbara L. Hennigar	32,000	64,000
Barbara I. Jacobs(2)	N/A	N/A
Thomas J. Kerr IV	29,125	59,250
Douglas F. Kridler	33,000	67,000
Michael D. McCarthy(2)	N/A	N/A
David C. Wetmore	30,375	61,750

Interested Trustees

	Aggregate Compensation	Total Compensation
Name of Trustee	from the Trust	for the Complex*

Paul J. Hondros	$0	$0
Arden L. Shisler	24,375	49,750

(1)	Mr. Baresich was appointed as a Trustee of the Trust effective March 2004. Mr. Baresich, therefore, received no compensation for the fiscal year ended October 31, 2003.

(2)	Ms. Dryden, Ms. Jacobs and Mr. McCarthy are currently nominees for Independent Trustee and were not trustees during the Trust’s past fiscal year. They, therefore, received no compensation for the fiscal year ended October 31, 2003.

*	On October 31, 2003, the Gartmore Fund Complex included three trusts comprised of 85 investment company funds or series.

How may I communicate with the Board?

      Pursuant to the Trust’s “Policy Regarding General Shareholder Communications to the Board of Trustees of the Trust,” a shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund or Funds of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Secretary, Gartmore Mutual Funds, 1200 River Road, Suite 1000, Conshohocken, PA 19428.

      The Secretary of the Trust is responsible for collecting, reviewing, and organizing all properly-submitted shareholder communications. With respect to each properly-submitted shareholder communication, the Secretary, in most instances, either will: (i) provide a copy of the communication to the appropriate Committee of the Board or to the full Board, at the Committee’s or Board’s next regularly-scheduled meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate Committee of the Board or to the full Board promptly after receipt.

      The Secretary, in good faith, may determine that a shareholder communication should not be provided to the appropriate Committee of the Board or to the full Board, because the communication: (i) does not reasonably relate to the Trust or the Trust’s operations, management, activities, policies, service providers, Board of Trustees, or one of the Committees of the Board, officers, or shareholders, or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for Trust literature, share data, or financial information).

What are the other Committees of the Board of Trustees?

      The Board of Trustees has three standing committees in addition to the NFGC discussed above: (1) the Audit Committee; (2) the Pricing and Valuation Committee; and (3) the Performance Committee. The Audit Committee and its members are discussed below under “Additional Information About the Trust and the Funds — Audit Committee.”

      The purposes of the Pricing and Valuation Committee are: (a) to oversee the implementation and operation of the Trust’s Valuation Procedures, applicable to all of the Trust’s portfolio securities; and (b) to oversee the implementation and operation of the Trust’s Rule 2a-7 Procedures, applicable to the Trust’s money market fund series. The Pricing and Valuation Committee met five times during the past fiscal year and currently consists of the following Trustees: Mr. Baresich (who was not a Trustee of the Trust during the Trust’s fiscal year ended October 31, 2003, and who became a Trustee effective as of March 11, 2004), Ms. Hennigar, Mr. Kridler (Chairman), and Mr. Shisler, each of whom is an Independent Trustee other than Mr. Shisler who is an Interested Trustee.

      The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board, and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds, and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including, for example, fee structures, expense ratios, Rule 12b-1 fees, and administrative service fees, as the Committee deems to be necessary and appropriate; and (4) to review and monitor the performance of the Trust’s Funds and the Trust and GVIT, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees. This Committee met four times during the past fiscal year and currently consists of the following Trustees: Ms. Hennigar (Chairperson), Mr. Allen, and Mr. Kridler, each of whom is an Independent Trustee.

Who are the Executive Officers of the Trust?

      The following table sets forth certain information with respect to the executive officers of the Trust.

Position(s) Held with
the Trust and Length
Name, Address and Age	of Time Served	Principal Occupation(s) During Past Five Years

Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 Age 55	Chairman since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including GDSI, GISI, GMCM, GMFS, NorthPointe, GGAMT, GGI, GMFCT and GSA, and a Director of Nationwide Securities, Inc., as well as several entities within Nationwide Financial Services, Inc., each of whom is an affiliated person of the Trust.

Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Conshohocken, PA 19428 Age 45	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Prior thereto, Mr. Krulikowski served as Chief Compliance Officer of 1717 Capital Management Company/ Provident Mutual Insurance Company.

Position(s) Held with
the Trust and Length
Name, Address and Age	of Time Served	Principal Occupation(s) During Past Five Years

Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Conshohocken, PA 19428 Age 52	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for GGI(1), GMFCT(1) and GSA(1). Prior to July 2000, Mr. Holland was Vice President for First Data Investor Services, an investment company service provider.

Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road Conshohocken, PA 19428 Age 50	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI(1), GMFCT(1), and GSA(1) since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP. Prior to August 2000, Mr. Miller served as Senior Vice President and Deputy General Counsel at Delaware Investments.

(1)	This position is held with an affiliated person or principal underwriter of the Trust.

THE BOARD OF TRUSTEES RECOMMENDS THAT

YOU VOTE “FOR” ALL NOMINEES FOR TRUSTEE IN PROPOSAL 1.

PROPOSAL 2 — APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR THE REORGANIZATION OF THE TRUST FROM AN OHIO BUSINESS TRUST TO A DELAWARE STATUTORY TRUST

      The Trustees unanimously recommend that you approve an Agreement and Plan of Reorganization (the “Plan”), substantially in the form attached to this Proxy Statement as Exhibit B, which would change the state of organization of the Trust. This proposed change calls for the reorganization of the Trust from an Ohio business trust into a newly formed Delaware statutory trust. This proposed reorganization is referred to throughout this Proxy Statement as the “Reorganization.” To implement the Reorganization, the Trustees have approved the Plan, which contemplates the continuation of the current business of the Trust in the form of a new Delaware statutory trust, also named “Gartmore Mutual Funds” (the “DE Trust”). As of the effective date of the Reorganization, the DE Trust will have series that correspond to each of the then current Funds of the Trust and that will have the same names as their corresponding Fund (each a “DE Fund” and, together, the “DE Funds”).

What will the Reorganization mean for the Funds and you?

      If the Plan is approved by shareholders and the Reorganization is implemented, the DE Funds would have the same investment goals, policies, and restrictions as their corresponding Funds. The Board, including any persons elected under Proposal 1, and officers of the DE Trust would be the same as those of the Trust, and would operate the DE Trust and the DE Funds in essentially the same manner as these persons previously operated the Trust and the Funds, except as otherwise described below. Thus, on the effective date of the Reorganization, you would hold an interest in the applicable DE Fund that is equivalent to your then interest in the corresponding Fund. For all practical purposes, a shareholder’s investment in the Trust and the Funds would not change.

Why are the Trustees recommending approval of the Plan and the Reorganization?

      The Trustees have determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Ohio business trusts. Under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens. For example, Delaware law allows greater flexibility in drafting and amending an investment company’s governing documents, which can result in greater efficiencies of operation and savings for an investment company and its shareholders. Another advantage of Delaware statutory trusts is greater certainty regarding limiting the liability of one series for obligations of other series within the trust.

      Furthermore, as described below, in Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to the DE Trust. This could benefit the DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust’s governing documents less likely or, if litigation should be initiated, less burdensome or expensive. Accordingly, the Trustees believe that it is in the best interests of the shareholders to approve the Plan.

How do the Ohio business trust law and the Trust’s governing documents compare to the Delaware statutory trust law and the DE Trust’s governing documents?

      The following summary compares certain rights and characteristics of the shares of the Trust to the shares of the DE Trust. The summary is qualified in its entirety by the more complete comparisons of Ohio business trust law and Delaware statutory trust law, and a comparison of the relevant provisions of the governing documents of the Trust and the DE Trust, attached as Exhibit C to this proxy statement, which is entitled “A Comparison of Governing Documents and State Law.”

      Reorganizing the Trust from an Ohio business trust to a Delaware statutory trust is expected to provide many benefits to the Trust and its shareholders. Funds formed as Delaware statutory trusts under the Delaware Statutory Trust Act (the “Delaware Act”) are granted a significant amount of operational flexibility, resulting in efficiencies of operation that may translate into savings for a fund, such as the DE Trust, and the fund’s shareholders. For example, the Delaware Act authorizes trust management to take various actions without requiring shareholder approval if permitted by the governing instrument, such as fund mergers or the sale of all or substantially all of the assets of a trust, or a series thereof (see discussion below). Additionally, unlike Ohio business trust law, the Delaware Act permits any amendment to the statutory trust’s governing instrument without the need for a state filing, which can reduce administrative burdens and costs.

      The operations of a Delaware statutory trust formed under the Delaware Act are governed by a declaration of trust and by-laws. The DE Trust’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and Amended and Restated By-Laws (“By-Laws”) streamline some of the provisions in the Trust’s Declaration of Trust and By-Laws, and, thus, should lead to enhanced flexibility in management and administration as compared to the Trust’s current operation as an Ohio business trust. As a Delaware statutory trust, the DE Trust may be able to adapt more quickly and cost effectively to new developments in the mutual fund industry and the financial markets.

      Moreover, to the extent provisions in the DE Trust’s Declaration of Trust and By-Laws are addressed by rules and principles established under Delaware corporate law and the laws governing other Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the DE Trust’s Declaration of Trust and By-Laws. Applying this body of law to the operation of the DE Trust should prove beneficial because these laws are extensively developed and business-oriented. In addition, Delaware’s Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized in the nuances of the law that will be applied to the DE Trust. These legal advantages tend to make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

      Shares of the DE Trust and the Trust each have one vote per full share and a proportionate fractional vote for each fractional share. Both the DE Trust and the Trust provide for noncumulative voting in the election of their Trustees. Like the Trust, the DE Trust is not required by its governing instrument to hold annual shareholder meetings. Shareholder meetings may be called at any time by the DE Trust Board, by the chairperson of the DE Trust Board or by the president or any vice-president of the DE Trust for the purpose of taking action upon any matter deemed by the DE Trust Board to be necessary or desirable and, in the sole discretion of the board, taking action upon any matter requested by shareholders at the request of shareholders holding not less than 10% of the DE Trust’s outstanding shares. A meeting of the shareholders for the purpose of electing trustees, or removing one or more trustees, also (i) may be called by the DE Trust Board, the chairperson of the DE Trust Board, or such officers, and (ii) shall be called by the president or any vice-president of the DE Trust at the request of the shareholders holding not less than 10% of the DE Trust’s outstanding shares. Any shareholders’ meeting called at the request of shareholders shall be called and held, if, in the sole discretion of the DE Trust Board, the shareholders requesting the meeting make payment to the DE Trust of certain related expenses. With respect to shareholder rights to inspect a fund’s books and records, the Trust and the DE Trust each provides certain inspection rights to its shareholders. The DE Trust provides such rights at least to the extent required by applicable law. The Trust provides rights of inspection to the same extent as permitted to shareholders of an Ohio corporation.

      While shareholders of the DE Trust will have similar distribution and voting rights as they currently have as shareholders of the Trust, there are certain differences. The organizational structures differ in record date parameters for determining shareholders entitled to notice, to vote, and to a distribution. Under the DE Trust’s Declaration of Trust, (i) all or substantially all of the DE Trust’s assets may be sold to another fund or trust in exchange for cash or securities (including securities of the other fund or trust in a reorganization) and (ii) the DE Trust or DE Fund may be liquidated or dissolved, in each case by the Trustees without shareholder approval, but only upon at least 30 days’ prior written notice to shareholders and, in the case of the sale of substantially all of the assets, unless such shareholder approval is required by the 1940 Act. These differences can reduce time delays and costs, including the costs of preparing proxy solicitation materials, soliciting proxies and holding a shareholders meeting. Under the Trust’s Declaration of Trust, shareholder approval is required for each of those actions.

      Under the Ohio business trust law, the shareholders of the Trust are not subject to any personal liability for any claims against, or liabilities of, the Trust solely by reason of being or having been a shareholder of the Trust. However, the Ohio business trust law does not specifically address the ability to limit the liability of one series for the liabilities of another series. Under the Delaware Act, shareholders of the DE Trust will be entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. In addition, the Delaware Act permits the DE Trust to limit the enforceability of the liabilities of one DE Fund solely to the assets of that DE Fund.

What are the procedures and consequences of the Reorganization?

      Upon completion of the proposed Reorganization, the DE Trust will continue the business of the Trust, and each DE Fund: (i) will have the same investment goals, policies, and restrictions as those of its corresponding Fund existing on the date of the Reorganization; (ii) will hold the same portfolio of securities previously held by such corresponding Fund; and (iii) will be operated under substantially identical overall management, investment management, distribution, and administrative arrangements as those of its corresponding Fund. As the successor to the Trust’s operations, the DE Trust will adopt the Trust’s registration statement under the federal securities laws with amendments to show the new Delaware statutory trust structure.

      The DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the Trust. To accomplish the Reorganization, the Plan provides that the Trust, on behalf of each Fund, will transfer all of its portfolio securities and any other assets, subject to its liabilities, to the DE Trust, on behalf of each corresponding DE Fund. In exchange for these assets and liabilities, the DE Trust will issue shares of each DE Fund to the Trust, which will then distribute those shares pro rata to shareholders of the corresponding Fund. Through this procedure, you will receive exactly the same number, class, and dollar amount of shares of each DE Fund as you held in the corresponding Fund immediately prior to the Reorganization. You will retain the right to any declared, but undistributed, dividends or other distributions payable on the shares of a Fund that you may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, the Trust will be dissolved and will cease its existence.

      The Trustees may terminate the Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if the Trustees determine that proceeding with the Reorganization is inadvisable. If the Reorganization is not approved by shareholders of the Trust, or if the Trustees abandon the Reorganiza-

tion, the Trust will continue to operate as an Ohio business trust. If the Reorganization is approved by shareholders, it is expected to be completed early in 2005.

What effect will the Reorganization have on the current investment advisory agreements?

      As a result of the Reorganization, the DE Trust will be subject to new investment advisory agreements between the DE Trust and the Investment Advisers and to new subadvisory agreements among the DE Trust, the applicable Investment Advisers and the various subadvisers that will be identical in all material respects to the current investment advisory agreements between the Investment Advisers and the Trust and the current subadvisory agreements among the Trust, the Investment Advisers, and the applicable subadvisers, respectively. Specifically, such new agreements will provide for the same fees, and rights and responsibilities of the parties thereunder, as the current agreements and have the same parties except as needed to reflect the change in the Trust’s state and form of organization.

What effect will the Reorganization have on the shareholder servicing agreements and distribution plans?

      The DE Trust, on behalf of the DE Funds, will enter into an agreement with Gartmore SA Capital Trust (“GSA”) and Gartmore Investors Services, Inc. (“GISI”), for fund administration, transfer agency, dividend disbursing, and shareholder services that is substantially identical to the agreement currently in place for the Trust with GSA and GISI. Gartmore Distribution Services, Inc. (“GDSI”), will serve as the distributor for the shares of the DE Funds under a separate underwriting agreement that is substantially identical to the underwriting agreement currently in effect for the Trust with GDSI.

      As of the effective date of the Reorganization, each DE Fund will have (1) a distribution plan under Rule 12b-1 of the 1940 Act relating to the distribution of that DE Fund’s classes of shares and (2) an administrative services plan, which are identical in all material respects to the distribution plan and administrative services plan, respectively, currently in place for the corresponding classes of shares of each corresponding Fund. It is anticipated that there will be no material change to the distribution or administrative services plans as a result of the Reorganization.

What is the effect of shareholder approval of the Plan?

      Under the 1940 Act, the shareholders of a mutual fund must elect trustees and approve the initial investment advisory agreement(s) for the fund. Theoretically, if the Plan is approved by shareholders and the Trust is reorganized to a Delaware statutory trust, the shareholders would need to vote on these two items for the DE Trust.

      In addition, certain Funds of the Trust employ a “multi-manager” structure which means that the Investment Adviser for those Funds may hire, replace, or terminate one or more subadvisers, not affiliated with the Investment Advisers, without shareholder approval. The Investment Advisers are able to do so pursuant to an order granted to the Trust and the Investment Advisers by the U.S. Securities and Exchange Commission on April 28, 1998 (1940 Act Release No. 23133) (the “Manager of Managers Exemptive Authority”). The use of the Manager of Managers Exemptive Authority for a Fund also requires shareholder approval.

      The DE Trust and the DE Funds must obtain shareholder approval of these items in order to comply with the 1940 Act and to operate after the Reorganization. The Trustees, however, have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the Reorganization. The Trustees, therefore, have determined that, by approving the Plan, you are also approving, for purposes of the 1940 Act: (1) the election of the Trustees of the Trust who are in office at the time of the Reorganization as trustees of the DE Trust; (2) new investment advisory agreements between the DE Trust and the Investment Advisers, which are identical in all material respects to the investment advisory agreements currently in place for the Funds; (3) new subadvisory agreements with respect to those DE Funds whose corresponding Funds currently have one or more subadvisers that are affiliated with the Investment Advisers, which agreements are identical in all material respects to the subadvisory agreements currently in place for the corresponding Funds; and (4) the use of the Manager of Managers Exemptive Authority by the applicable, corresponding DE Funds.

      Prior to the Reorganization, if the Plan is approved by shareholders of the Trust, the officers will cause the Trust, as the sole shareholder of the DE Trust and each DE Fund, to vote its shares FOR the matters specified above. This action will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

What is the capitalization and structure of the DE Trust?

      The DE Trust was formed as a Delaware statutory trust on October 1, 2004 pursuant to the Delaware Act. As of the effective date of the Reorganization, the DE Trust will have separate series, which will correspond to the similarly named series of the Trust, each with an unlimited number of shares of beneficial interest without par value authorized. The shares of each DE Fund will be allocated into classes to correspond to the current classes of shares of the corresponding Fund.

      As of the effective date of the Reorganization, as with the existing shares you hold, outstanding shares of the DE Trust will be fully paid, nonassessable, and have no preemptive or subscription rights. The DE Trust will also have the same fiscal year as the Trust.

Who will bear the expenses of the Reorganization?

      Since the Reorganization will benefit the Trust and its shareholders, the Board has authorized that the expenses incurred in the Reorganization up to $200,000, including the estimated costs associated with soliciting proxies with respect to this proposal, shall be paid by the Trust (and, therefore, indirectly by shareholders of the Trust), whether or not the Reorganization is approved by shareholders. The Investment Advisers have agreed to pay any expenses incurred in the Reorganization in excess of $200,000.

Are there any tax consequences for shareholders?

      The Reorganization is designed to be “tax-free” for federal income tax purposes so that you will not experience a taxable gain or loss when the Reorganization is completed. Generally, the basis and holding period of your shares in a DE Fund will be the same as the basis and holding period of your shares in the corresponding Fund. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the DE Trust and the Trust, that, under the Internal Revenue Code of 1986, as amended, the Reorganization will not give rise to the recognition of income, gain, or loss for federal income tax purposes to the Trust, the Funds, the DE Trust, or the DE Funds, or to their shareholders.

      As a result of the Reorganization, there may be adverse tax consequences in a foreign country, including possible taxes on capital gains and forfeiture of capital loss carry forwards. If a foreign country treats the Reorganization as a “sale” and “purchase” of portfolio securities that are registered in that country, the applicable Fund may be required to pay taxes on any capital gains arising from the “sale” of those portfolio securities. Similarly, such treatment by a foreign country may prevent the Fund from retaining the capital losses it previously incurred on securities registered in that country to offset future capital gains, if any, incurred on securities registered in that country. The Trust, however, does not believe that any Fund or any Fund shareholders will experience a materially adverse impact as a result of a foreign country’s tax treatment of the Reorganization.

What if I choose to sell my shares at any time?

      A request to sell Fund shares that is received and processed prior to the effective date of the Reorganization will be treated as a redemption of shares of that Fund. A request to sell shares that is received and processed after the effective date of the Reorganization will be treated as a request for the redemption of the same number of shares of the corresponding DE Fund.

What is the effect of my voting “For” the Plan?

      By voting “FOR” the Plan, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware statutory trust, with trustees, investment advisory and subadvisory agreements, a distribution plan, and other service arrangements that are substantially identical to those currently in place for your corresponding Fund or Funds. In addition, you will have the same exchange and conversion rights that you have currently, including counting the time you held shares of a Fund for purposes of calculating any redemption fee or contingent deferred sales charge on shares of the corresponding DE Fund that you receive.

THE BOARD OF TRUSTEES RECOMMENDS

THAT YOU VOTE “FOR” PROPOSAL 2.

FURTHER INFORMATION REGARDING THE INVESTMENT ADVISERS AND OTHER SERVICE PROVIDERS TO THE TRUST

The Investment Advisers

      The Investment Advisers and subadvisers for the Funds are as follows:

Funds Advised by GGAMT	Subadviser, if any

Gartmore Emerging Markets Fund, Gartmore Global Financial Services Fund, Gartmore Global Utilities Fund, Gartmore International Growth Fund, and Gartmore Worldwide Leaders Fund	Gartmore Global Partners (“GGP”)(1)

Funds Advised by GMCM	Subadviser, if any

Gartmore Morley Capital Accumulation Fund and Gartmore Morley Enhanced Income Fund	None

Funds Advised by GMFCT	Subadviser, if any

Gartmore Optimal Allocations Fund: Aggressive, Gartmore Optimal Allocations Fund: Moderately Aggressive, Gartmore Optimal Allocations Fund: Moderate, Gartmore Optimal Allocations Fund: Specialty, Gartmore Bond Fund, Gartmore Convertible Fund, Gartmore Global Health Sciences Fund, Gartmore Global Technology and Communications Fund, Gartmore Government Bond Fund, Gartmore Growth Fund, Gartmore High Yield Bond Fund, Gartmore Investor Destinations Aggressive Fund, Gartmore Investor Destinations Moderately Aggressive Fund, Gartmore Investor Destinations Moderate Fund, Gartmore Investor Destinations Moderately Conservative Fund, Gartmore Investor Destinations Conservative Fund, Gartmore Micro Cap Equity Fund, Gartmore Mid Cap Growth Fund, Gartmore Millennium Growth Fund, Gartmore Money Market Fund, Gartmore Nationwide Fund, Gartmore Nationwide Leaders Fund, Gartmore Tax-Free Income Fund, Gartmore Small Cap Growth Fund, Gartmore Small Cap Fund, Gartmore U.S. Growth Leaders Fund, and Gartmore U.S. Growth Leaders Long-Short Fund	None

Gartmore Bond Index Fund, Gartmore International Index Fund, Gartmore Mid Cap Market Index Fund, Gartmore S&P 500 Index Fund and Gartmore Small Cap Index Fund	Fund Asset Management, L.P.

Funds Advised by GMFCT	Subadviser, if any

Gartmore China Opportunities Fund and Gartmore Global Natural Resources Fund	GGP(1)

Gartmore Large Cap Value Fund, Gartmore Value Opportunities Fund and NorthPointe Small Cap Value Fund	NorthPointe Capital LLC(1)

(1)	These subadvisers are affiliated entities of GMFCT, GGAMT, and GMCM.

      GMFCT, GGAMT, and GGP are located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. GMCM is located at 5665 Southwest Meadows Road, Suite 400, Lake Oswego, Oregon 7035. Fund Asset Management LLP is one of the investment advisory entities which comprise Merrill Lynch Investment Managers, with a mailing address of P.O. Box 9011, Princeton, New Jersey 08543-9001. NorthPointe Capital LLC is located at Columbia Center One, 10th Floor, Suite 1000, 201 West Big Beaver Road, Troy, Michigan 48084.

      GMFCT is a wholly-owned subsidiary of GGI, which in turn is an indirect, majority-owned subsidiary of GGAMT. GGI is located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders. The address for Nationwide Corporation, Nationwide Mutual Insurance Company, and Nationwide Mutual Fire Insurance Company is One Nationwide Plaza, Columbus, Ohio 43215.

Fund Administrator and Transfer Agent

      GSA provides various administrative and accounting services to the Funds, including daily valuation of the Funds’ shares and preparation of financial statements, tax returns and regulatory reports. Gartmore Investor Services, Inc. (“GISI”) serves as the transfer agent for each of the Funds. GSA and GISI are both located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

      Sub-Administrator and Sub-Transfer Agent. GSA and GISI have entered into a Sub-Administration Agreement and a Sub-Transfer Agent Agreement with BISYS Fund Services Ohio, Inc. (“BISYS”), effective September 1, 1999, to provide certain fund administration and transfer agency services for each of the Funds.

Distributor

      Gartmore Distribution Services, Inc. (“GDSI”), located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, serves as the Funds’ principal underwriter. In its capacity as principal underwriter, GDSI receives purchase orders and redemption requests relating to shares of each of the Funds. As such, GDSI is entitled to any front-end sales charges or contingent deferred sales charge imposed on purchases or sales of shares of the Funds. GDSI also receives fees from the Funds under a Distribution Plan adopted under Rule 12b-1 of the 1940 Act in connection with the sale and distribution of the Funds’ Class A, Class B, Class C, Class R, Class X, Class Y, Local Fund, Service Class, and IRA Class shares.

ADDITIONAL INFORMATION ABOUT THE TRUST AND THE FUNDS

Principal Shareholders

      From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. As of the Record Date, to the Trust’s knowledge, no other person, other than those listed on Exhibit D to this Proxy Statement, had or shared voting or investment power over more than 5% of the outstanding shares of any class of any Fund.

Audit Committee

      Audit Committee and Independent Auditors. The Trust’s Audit Committee is responsible for the selection of the Trust’s independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust’s financial reports and internal accounting. The Audit Committee is also responsible for: (a) acting as a liaison between the Trust’s independent auditors and the Board; (b) approving the engagement of the Trust’s independent auditors (i) to render audit and non-audit services for the Trust and (ii) to render non-audit services for the Investment Advisers (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Investment Advisers if the engagement relates to the Trust’s operations and financial reporting; and (c) meeting and considering the reports of the Trust’s independent auditors. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit.

      The Audit Committee consists of Paula H.J. Cholmondeley (Chairperson), Charles E. Allen, and David C. Wetmore, each of whom is an Independent Trustee. The Audit Committee met six times during the past fiscal year. The Audit Committee and the Board selected the firm of PricewaterhouseCoopers LLP (“PwC”) as independent auditors of the Trust for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if PwC wishes, and will be available should any matter arise requiring PwC’s presence.

      Audit Fees. The aggregate fees billed by PwC for professional services rendered by PwC for the audit of the Trust’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $374,389 for the fiscal year ended October 31, 2003, and $325,125 for the fiscal year ended October 31, 2002.

      Audit-Related Fees. The aggregate fees billed by PwC for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Trust’s financial statements and are not reported under “Audit Fees” above were $74,900 for the fiscal year ended October 31, 2003, and $28,080 for the fiscal year ended October 31, 2002. The services for which these fees were paid included agreed upon procedures in connection with fund mergers, N-14 registration statement reviews and consents to post-effective amendments to the Trust’s registration statement on Form N-1A.

      In addition, PwC was engaged for audit-related services with the Investment Advisers and certain entities controlling, controlled by, or under common control with the Investment Advisers that provide ongoing services to the Trust, which engagements related directly to the operations and financial reporting of the Trust. The fees for these services were $9,000 for the fiscal year ended October 31, 2003, and $0 for the fiscal year ended October 31, 2002. None of the above services were provided pursuant to the de minimis exception of the auditor independence standards.

      Tax Fees. The aggregate fees billed by PwC for professional services rendered by PwC for tax compliance, tax advice, and tax planning were $94,800 for the fiscal year ended October 31, 2003, and $89,800 for the fiscal year ended October 31, 2002. The services for which these fees were paid included preparation of federal and excise tax returns for the Funds and review of the excise tax distribution.

      In addition, the Audit Committee pre-approves PwC’s engagements for tax services with the Investment Advisers and certain entities controlling, controlled by, or under common control with the Investment Advisers that provide ongoing services to the Trust, which engagements related directly to the operations and financial reporting of the Trust. The fees for these services were $0 for the fiscal years ended October 31, 2003, and October 31, 2002.

      All Other Fees. The aggregate fees billed for products and services provided by PwC, other than the services reported above, were $50,000 for the fiscal year ended October 31, 2003, and $0 for the fiscal year ended October 31, 2002. The services for which these fees were paid included services related to support provided for the response to the SEC for the stable value fund inquiry.

      In addition, the Audit Committee also pre-approves PwC’s engagements for other services with the Investment Advisers and certain entities controlling, controlled by, or under common control with the Investment Advisers that provide ongoing services to the Trust, which engagements related directly to the operations and financial reporting of the Trust. The fees for these services were $0 for the fiscal years ended October 31, 2003, and October 31, 2002.

      Audit Committee Pre-Approval Policies and Procedures. The Audit Committee of the Trust has adopted Pre-Approval Policies and Procedures (the “Pre-Approval Procedures”). Pursuant to these Pre-Approval Procedures, the Audit Committee is required to pre-approve all audit services and non-audit services provided to the Trust by PwC, as well as non-audit services provided by PwC to the Investment Advisers and affiliates of the Investment Advisers that provide ongoing services to the Trust (the “Service Affiliates”) if the services directly impact the Trust’s operations and financial reporting.

      Generally speaking, the Pre-Approval Procedures call for the Audit Committee to approve the engagement of an auditor (such as PwC) to certify the Trust’s financial statements for each fiscal year and permit the Audit Committee to pre-approve non-audit services to the Trust and the Trust’s Service Affiliates on a project-by-project basis. The Pre-Approval Procedures also provide that a member of the Audit Committee, who is also an Independent Trustee (a “designated member”), may approve non-audit services or proposed material changes to these services and lists the factors to be considered by the designated member when making such decisions.

      Aggregate Non-Audit Fees. The aggregate non-audit fees (not including audit related fees described above) billed by PwC for services rendered to the Trust, to the Investment Advisers, or to any entity controlling, controlled by, or under common control with the Investment Advisers that provides ongoing services to the Trust were $144,800 for the fiscal year ended October 31, 2003, and $89,800 for the fiscal year ended October 31, 2002.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

      Solicitation of Proxies. The Trust will generally pay all costs in connection with the solicitation of proxies from shareholders of the Trust, including the fees of a proxy solicitation firm. However, the Investment Advisers have agreed with the Trust to pay for any expenses associated with the Reorganization (including proxy solicitation fees) that exceed $200,000. The Trust has engaged Georgeson Shareholder Communications, Inc. (“Georgeson”), a professional proxy solicitation firm, to solicit proxies from brokers, banks, other institutional holders, and individual shareholders at an estimated cost of approximately $300,000, including out-of-pocket expenses. The Trust expects that the solicitation will be primarily by mail, but also may include telephone, facsimile, electronic, or other means of communications. If the Trust does not receive your proxy by a certain time, you may receive a telephone call from Georgeson asking you to vote. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. Georgeson believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined. The Trust does not reimburse Trustees and officers of the Trust or regular employees and agents of the Investment Advisers involved in the solicitation of proxies.

      In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholders’ full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the Proposals listed on the proxy card, and ask for the shareholder’s instructions on each Proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Georgeson will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

      Voting by Broker-Dealers. The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Trust in “street name” for their customers and beneficial owners will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ or such depositories’ proxy solicitation materials, the Trust understands that the broker-dealers may vote on Proposal 1 on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

      Quorum. With respect to the actions to be taken by the shareholders of the Funds on the matters described in this Proxy Statement, the presence in person or by proxy of shareholders entitled to cast a majority of the shares of the Trust on a particular Proposal at the Meeting shall constitute a quorum for purposes of voting upon such Proposal at the Meeting. Abstentions shall be treated as votes present for purposes of determining whether a quorum exists. “Broker non-votes,” as described below, will not be treated as votes present for purposes of determining whether a quorum exists.

      As used above, “broker non-votes” are shares for which a broker holding such shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto, although such broker may have been able to vote such shares on other matters at the Meeting for which it has discretionary authority or instructions from the beneficial owner.

      Methods of Tabulation. Proposal 1, the election of Trustees, requires the affirmative vote of the holders of a plurality of the shares voted at the Meeting (and will be voted upon by all shareholders as a group without regard to Fund). Proposal 2, to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from an Ohio business trust to a Delaware statutory trust, requires the affirmative vote of a majority of the outstanding shares of the Trust (and will be voted upon by all shareholders as a group without regard to Fund).

      Adjournment. If a quorum is not present at the Meeting for a particular Proposal, or if a quorum is present but sufficient votes to approve such Proposal are not received, then the persons named as proxies may vote to approve the Proposal for which sufficient votes have been received and may propose one or more adjournments of the Meeting to permit further solicitation of proxies for that Proposal for which sufficient votes have NOT been received; provided, that the persons named as proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders.

      Shareholder Proposals. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office a reasonable time before the Trust begins to print and mail its proxy materials for such meeting in order for such proposal to be considered for inclusion in the Trust’s proxy statement and form or forms of proxy relating to such meeting. Proposals received thereafter will be considered untimely and will not be considered for inclusion in such proxy materials.

      Household mailings. To reduce the volume of mail you receive, only one copy of this Proxy Statement will be mailed to your household (if you and other shareholders share the same last name and address), unless you have previously instructed us to do otherwise. You can call us at 1-800-848-0920, or write to us at Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 to request (1) additional copies of this Proxy Statement free of charge, or (2) that we discontinue our practice of mailing only one Proxy Statement to your household.

      If you are currently receiving multiple copies of Trust mailings at your household and wish to receive only one copy of future mailings, please call us or write to us using the contact information listed directly above.

EXHIBIT A

SHARE INFORMATION

As of September 30, 2004

Fund	Number of Shares Outstanding

Gartmore Bond Fund:
Class A shares	1,061,992.647
Class B shares	10,463.484
Class C shares	19,542.353
Class D shares	11,660,640.104
Class R shares	106.197
Class X shares	356,731.430
Class Y shares	24,393.402
Institutional Class shares	26,447.314

Total	13,160,346.931

Gartmore Bond Index Fund:
Class A shares	3,654,790.596
Class B shares	41,744.903
Class C shares	0
Class R shares	0
Institutional Class shares	82,654,496.153

Total	86,351,031.652

Gartmore China Opportunities Fund:
Class A shares	59,459.022
Class B shares	670.367
Class C shares	1,945.018
Class R shares	100.055
Institutional Service Class shares	100.212
Institutional Class shares	501,062.269

Total	563,336.943

Gartmore Convertible Fund:
Class A shares	302,793.702
Class B shares	21,396.030
Class C shares	321,561.312
Class R shares	104.439
Institutional Service Class shares	31,856.401
Institutional Class shares	2,666,436.968

Total	3,344,148.852

Fund	Number of Shares Outstanding

Gartmore Emerging Markets Fund:
Class A shares	1,117,753.366
Class B shares	240,971.786
Class C shares	178,024.728
Class R shares	89.511
Institutional Service Class shares	300,619.900
Institutional Class shares	18,553.662

Total	1,856,012.953

Gartmore Global Financial Services Fund:
Class A shares	195,456.782
Class B shares	86,489.039
Class C shares	87,097.820
Class R shares	87.641
Institutional Service Class shares	83,311.863
Institutional Class shares	52,845.519

Total	505,288.644

Gartmore Global Health Sciences Fund:
Class A shares	605,902.199
Class B shares	110,021.103
Class C shares	202,021.550
Class R shares	99.602
Institutional Service Class shares	522,222.325
Institutional Class shares	36,956.645

Total	1,477,223.424

Gartmore Global Natural Resources Fund:
Class A shares	5,358.154
Class B shares	100.000
Class C shares	100.000
Class R shares	100.019
Institutional Service Class shares	100.175
Institutional Class shares	300,525.495

Total	306,283.843

Gartmore Global Technology and Communications Fund:
Class A shares	864,045.415
Class B shares	312,798.095
Class C shares	22,753.040
Class R shares	270.270
Institutional Service Class shares	1,096,638.912
Institutional Class shares	67,625.412

Total	2,364,131.144

Fund	Number of Shares Outstanding

Gartmore Global Utilities Fund:
Class A shares	93,281.280
Class B shares	82,219.675
Class C shares	332,865.335
Class R shares	109.672
Institutional Service Class shares	76,698.425
Institutional Class shares	23,537.759

Total	608,712.146

Gartmore Government Bond Fund:
Class A shares	5,261,749.157
Class B shares	18,542.065
Class C shares	33,388.617
Class D shares	11,834,287.925
Class R shares	98.213
Class X shares	446,991.486
Class Y shares	93,182.872
Institutional Class shares	14,537.720

Total	17,702,978.055

Gartmore Growth Fund:
Class A shares	5,050,016.175
Class B shares	1,046,936.268
Class C shares	43,958.462
Class D shares	35,475,493.090
Class R shares	173.611
Institutional Service Class shares	156.632
Institutional Class shares	157.729

Total	41,616,891.967

Gartmore High Yield Bond Fund:
Class A shares	574,924.254
Class B shares	103,588.986
Class C shares	279,492.392
Class R shares	148.677
Institutional Service Class shares	2,393,827.191
Institutional Class shares	147.711

Total	3,352,129.211

Fund	Number of Shares Outstanding

Gartmore International Growth Fund:
Class A shares	391,781.989
Class B shares	356,683.467
Class C shares	14,705.549
Class R shares	137.931
Institutional Service Class shares	333,333.400
Institutional Class shares	24,336.440

Total	1,120,978.776

Gartmore International Index Fund:
Class A shares	4,440,299.614
Class B shares	21,882.530
Class C shares	0
Class R shares	0
Institutional Class shares	107,540,396.920

Total	112,002,579.064

Gartmore Investor Destinations Aggressive Fund:
Class A shares	2,186,651.508
Class B shares	845,113.806
Class C shares	4,811,933.977
Class R shares	4,247.150
Institutional Service Class shares	31,488,735.979

Total	39,336,682.42

Gartmore Investor Destinations Moderately Aggressive Fund:
Class A shares	3,837,570.413
Class B shares	2,087,819.155
Class C shares	10,319,482.121
Class R shares	3,969.650
Institutional Service Class shares	47,982,067.105

Total	64,230,908.444

Gartmore Investor Destinations Moderate Fund:
Class A shares	3,490,588.466
Class B shares	1,954,435.363
Class C shares	10,150,471.296
Class R shares	3,910.625
Institutional Service Class shares	48,888,554.959

Total	64,487,960.709

Fund	Number of Shares Outstanding

Gartmore Investor Destinations Moderately Conservative Fund:
Class A shares	1,082,154.701
Class B shares	461,685.242
Class C shares	2,645,177.441
Class R shares	108.895
Institutional Service Class shares	13,340,414.978

Total	17,529,541.257

Gartmore Investor Destinations Conservative Fund:
Class A shares	467,927.210
Class B shares	335,016.692
Class C shares	1,266,020.023
Class R shares	103.603
Institutional Service Class shares	9,442,434.788

Total	11,511,502.316

Gartmore Large Cap Value Fund:
Class A shares	2,090,354.724
Class B shares	84,849.962
Class C shares	63,990.272
Class R shares	101.527
Institutional Service Class shares	0
Institutional Class shares	0

Total	2,239,296.485

Gartmore Micro Cap Equity Fund:
Class A shares	3,258,552.489
Class B shares	314,561.871
Class C shares	1,399,869.177
Class R shares	57.546
Institutional Service Class shares	2,563.759
Institutional Class shares	177,663.550

Total	5,153,268.392

Gartmore Mid Cap Growth Fund:
Class A shares	102,970.905
Class B shares	10,859.409
Class C shares	14,566.424
Class R shares	78.513
Institutional Service Class shares	0
Institutional Class shares	108,912.911

Total	237,388.162

Fund	Number of Shares Outstanding

Gartmore Mid Cap Market Index Fund:
Class A shares	4,942,681.844
Class B shares	50,004.959
Class C shares	2,009.526
Class R shares	0
Institutional Class shares	39,277,750.956

Total	44,272,447.285

Gartmore Mid Cap Growth Leaders Fund:
Class A shares	512,379.982
Class B shares	312,565.201
Class C shares	7,117.466
Class D shares	926,333.222
Class R shares	87.184
Institutional Service Class shares	0
Institutional Class shares	89.047

Total	1,758,572.102

Gartmore Money Market Fund:
Prime Class shares	401,118,127.188
Class C shares	165,359.690
Service Class shares	6,685,399.480
Institutional Class shares	1,128,465,479.930

Total	1,536,434,366.288

Gartmore Morley Capital Accumulation Fund:
Class A shares	184,772.050
IRA Class shares	51,854,813.493
Service Class shares	27,807,236.312
Institutional Class shares	10,694,231.218

Total	90,541,053.073

Gartmore Morley Enhanced Income Fund:
Class A shares	174,114.863
Class R shares	109.239
Institutional Service Class shares	811,790.149
Institutional Class shares	31,682,350.678

Total	32,668,364.929

Fund	Number of Shares Outstanding

Gartmore Nationwide Fund:
Class A shares	23,574,151.628
Class B shares	1,912,964.449
Class C shares	55,837.435
Class D shares	62,436,326.283
Class R shares	57.835
Institutional Service Class shares	51.417
Institutional Class shares	18,092.342

Total	87,997,481.389

Gartmore Nationwide Leaders Fund:
Class A shares	115,116.080
Class B shares	32,492.072
Class C shares	32,528.334
Class R shares	91.075
Institutional Service Class shares	185,150.089
Institutional Class shares	81.833

Total	365,459.483

Gartmore Optimal Allocations Fund: Aggressive:
Class A shares	100.000
Class B shares	100.000
Class C shares	100.000
Class R shares	100.000
Institutional Service Class shares	100.000
Institutional Class shares	100,000.000

Total	100,500.000

Gartmore Optimal Allocations Fund: Moderately Aggressive:
Class A shares	100.000
Class B shares	699.401
Class C shares	7,830.924
Class R shares	100.000
Institutional Service Class shares	100.000
Institutional Class shares	100,000.000

Total	108,830.325

Gartmore Optimal Allocations Fund: Moderate:
Class A shares	100.000
Class B shares	100.000
Class C shares	100.000
Class R shares	100.000
Institutional Service Class shares	100.000
Institutional Class shares	100,000.000

Total	100,500.000

Fund	Number of Shares Outstanding

Gartmore Optimal Allocations Fund: Specialty:
Class A shares	3,078.214
Class B shares	100.000
Class C shares	100.000
Class R shares	100.000
Institutional Service Class shares	100.000
Institutional Class shares	100,000.000

Total	103,478.214

Gartmore S&P 500 Index Fund:
Class A shares	813,468.463
Class B shares	498,409.723
Class C shares	24,757.859
Class R shares	0
Institutional Service Class shares	7,131,490.377
Institutional Class shares	122,152,067.652
Local Fund shares	10,857.854
Service Class shares	53,833,582.431

Total	184,464,634.359

Gartmore Small Cap Index Fund:
Class A shares	5,562,293.697
Class B shares	38,486.391
Class C shares	2,141.859
Class R shares	0
Institutional Class shares	17,922,342.263

Total	23,525,264.21

Gartmore Tax-Free Income Fund:
Class A shares
Class B shares	916,543.410
Class C shares	34,828.505
Class D shares	92,658.210
Class X shares	16,434,210.101
Class Y shares	604,076.300
Institutional Class shares	44,688.902

Total	18,127,005.428

Fund	Number of Shares Outstanding

Gartmore Small Cap Growth Fund:
Class A shares	1,532.489
Class B shares	833.176
Class C shares	1,891.966
Class R shares	100.000
Institutional Service Class shares	100.000
Institutional Class shares	299,500.000

Total	303,957.631

Gartmore Small Cap Fund:
Class A shares	1,490,804.133
Class B shares	100,501.151
Class C shares	11,941.581
Class R shares	71.276
Institutional Service Class shares	537.487
Institutional Class shares	7,831.674

Total	1,611,687.30

Gartmore U.S. Growth Leaders Fund:
Class A shares	2,267,773.181
Class B shares	321,767.825
Class C shares	468,098.691
Class R shares	133.511
Institutional Service Class shares	840,689.679
Institutional Class shares	27,084.471

Total	3,925,547.358

Gartmore U.S. Growth Leaders Long-Short Fund:
Class A shares	2,493,038.749
Class B shares	69,659.710
Class C shares	269,415.042
Class R shares	108.578
Institutional Service Class shares	0
Institutional Class shares	34,413.305

Total	2,866,635.384

Gartmore Value Opportunities Fund:
Class A shares	864,103.290
Class B shares	167,042.941
Class C shares	35,155.629
Class R shares	64.725
Institutional Service Class shares	1,038,536.729
Institutional Class shares	61.805

Total	2,104,965.119

Fund	Number of Shares Outstanding

Gartmore Worldwide Leaders Fund:
Class A shares	4,141,759.985
Class B shares	16,699.535
Class C shares	3,391.723
Class R shares	152.672
Institutional Service Class shares	173,195.474
Institutional Class shares	138.313

Total	4,335,337.702

NorthPointe Small Cap Value Fund:
Institutional Class shares	2,311,204.676

NorthPointe Small Cap Growth Fund:
Class A shares	100.000
Class B shares	100.000
Class C shares	100.000
Class R shares	100.000
Institutional Service Class shares	100.000
Institutional Class shares	99,500.000

Total	100,000.000

EXHIBIT B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

BETWEEN GARTMORE MUTUAL FUNDS, AN OHIO BUSINESS TRUST, AND
GARTMORE MUTUAL FUNDS, A DELAWARE STATUTORY TRUST

      This Agreement and Plan of Reorganization (this “Agreement”) is made as of this                     day of                     , 2004 by and between Gartmore Mutual Funds, an Ohio business trust (the “OH-Trust”), and Gartmore Mutual Funds, a Delaware statutory trust (the “DE-Trust”) (the OH-Trust and the DE-Trust are hereinafter collectively referred to as the “parties”).

      In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.     Plan of Reorganization.

      (a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the OH-Trust, on behalf of itself and its 44 separately designated series, as listed on Exhibit A hereto (collectively, the “OH-Funds”), will convey, transfer and deliver to the DE-Trust, on behalf of each of its separately designated series (collectively, the “DE-Funds”) (each of which corresponds to the OH-Fund with the same name, as set forth in Exhibit A), at the closing provided for in Section 2 (hereinafter referred to as the “Closing”), all of the OH-Trust’s then-existing assets, including the assets of the OH-Funds (the “Assets”). In consideration thereof, the DE-Trust, on behalf of each DE-Fund, agrees at the Closing (i) to assume and pay when due all obligations and liabilities of the corresponding OH-Fund (including such OH-Fund’s pro rata portion of any obligation and liability of the OH Trust), existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any (collectively, the “Liabilities”), such Liabilities to become the obligations and liabilities of the corresponding DE-Fund; and (ii) to deliver to the OH-Trust, on behalf of each OH-Fund, in accordance with paragraph (b) of this Section 1, full and fractional shares of each class of shares of beneficial interest, without par value, of the corresponding DE-Fund, equal in number to the number of full and fractional shares of the corresponding class of shares of beneficial interest, no par value, of that OH-Fund outstanding at the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”) on the business day immediately preceding the Effective Date of the Reorganization. The reorganizations contemplated hereby are each intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (“Code”). The OH-Trust, on behalf of each OH-Fund, shall distribute to the OH-Funds’ shareholders the shares of the corresponding DE-Funds in accordance with this Agreement and the resolutions of the Board of Trustees of the OH-Trust (the “Board of Trustees”) authorizing the transactions contemplated by this Agreement.

      (b) In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the DE-Trust will establish an open account on the records of the DE-Funds for each shareholder of the corresponding OH-Funds and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the appropriate class of the DE-Funds equal to the number of full and fractional shares of beneficial interest such shareholder holds in the corresponding class of the corresponding OH-Funds at the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of the DE-Funds will be carried to the third decimal place. At the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of each class of shares of each DE-Fund shall be deemed to be the same as the net asset value per share of the corresponding class of shares of the corresponding OH-Fund. On the Effective Date of the Reorganization, each certificate representing shares of a class of an OH-Fund will be deemed to represent the same number of shares of the corresponding class of the corresponding DE-Fund. Simultaneously with the crediting of the shares of the DE-Funds to the shareholders of record of the corresponding OH-Funds, the shares of the OH-Funds held by such shareholders shall be cancelled.

      (c) As soon as practicable after the Effective Date of the Reorganization, the OH-Trust shall take all necessary steps under Ohio business trust law to effect a complete dissolution of the OH-Trust.

      (d) The expenses of entering into and carrying out this Agreement will be borne by the OH-Trust to the extent not paid by its investment advisers or their affiliates.

2.     Closing and Effective Date of the Reorganization.

      The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets to the DE-Trust, on behalf of the DE-Funds, in exchange for the assumption and payment, when due, by the DE-Trust, on behalf of the DE-Funds, of the Liabilities of the corresponding OH-Funds; and (ii) the issuance and delivery of the DE-Funds’ shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the OH-Trust at which this Agreement is considered and approved, or (b) such later date as the parties may mutually agree (“Effective Date of the Reorganization”). Solely for purposes of subsection (a) above, the effectiveness of one or more post-effective amendments to the OH-Trust’s Registration Statement as described below in Section 3(b)(i) shall not be deemed to be a necessary regulatory approval.

3.     Conditions Precedent.

      The obligations of the OH-Trust and the DE-Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

(a) Such authority and orders from the U.S. Securities and Exchange Commission (the “Commission”) and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

(b) (i) One or more post-effective amendments to the OH-Trust’s Registration Statement on Form N-1A (“Registration Statement”) under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (“1940 Act”), containing such amendments to such Registration Statement as are determined under the supervision of the Board of Trustees to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the DE-Trust shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment or amendments to the OH-Trust’s Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act (“Form N-8A”) reflecting the change in legal form of the OH-Trust to a Delaware statutory trust shall have been filed with the Commission and the DE-Trust shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

(c) Each party shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the State of Ohio and the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Stradley, Ronon, Stevens & Young, LLP, the reorganizations contemplated by this Agreement each qualify as a “reorganization” under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the OH-Funds, the DE-Funds or the shareholders of the OH-Funds or the DE-Funds;

(d) The OH-Trust shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the OH-Trust, to the effect that (i) the DE-Trust is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite statutory trust action of the DE-Trust and this Agreement, assuming due execution and delivery by the DE-Trust, is a legal, valid and binding agreement of the DE-Trust in accordance with its terms; and (iii) the shares of the DE-Trust to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the DE-Trust;

(e) The DE-Trust shall have received the opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the DE-Trust, to the effect that: (i) the OH-Trust is validly existing, and its Report of Operation of Business Trust is in full force and effect under the laws of the State of Ohio; (ii) the OH-Trust is an open-end investment company of the management type registered under the 1940 Act; and (iii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite business trust action of the OH-Trust and this Agreement, assuming due execution and delivery by the OH-Trust, is a legal, valid and binding agreement of the OH-Trust in accordance with its terms;

(f) The shares of the DE-Funds are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the corresponding OH-Funds are currently eligible for offering to the public so as to permit the issuance and delivery by the DE-Trust, on behalf of the DE Funds, of the shares contemplated by this Agreement to be consummated;

(g) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Board of Trustees and the shareholders of the OH-Trust;

(h) The shareholders of the OH-Trust shall have voted to direct the OH-Trust to vote, and the OH-Trust shall have voted, as sole shareholder of each class of the DE-Trust, to:

(1) Elect as Trustees of the DE-Trust the following individuals: Messrs. Charles E. Allen, Michael J. Baresich, C. Brent DeVore, Robert M. Duncan, Paul J. Hondros, Thomas J. Kerr, Douglas F. Kridler, Michael D. McCarthy, David C. Wetmore, and Arden L. Shisler, Ms. Paula H.J. Cholomodeley, Ms. Phyllis Kay Dryden, Ms. Barbara L. Hennigar and Ms. Barbara I. Jacobs;

(2) Approve an Investment Advisory Agreement between Gartmore Mutual Fund Capital Trust (“GMFCT”) and the DE-Trust which is substantially identical to the then-current Investment Advisory Agreement, as amended to date, between GMFCT and the OH-Trust;

(3) Approve an Investment Advisory Agreement between Gartmore Global Asset Management Trust (“GGAMT”) and the DE-Trust, which is substantially identical to the then-current Investment Advisory Agreement, as amended to date, between GGAMT and the OH-Trust; and

(4) Approve an Investment Advisory Agreement between Gartmore Morley Capital Management, Inc. (“GMCM”) and the DE-Trust, which is substantially identical to the then-current Investment Advisory Agreement, as amended to date, between GMCM and the OH-Trust; and

(5) Approve a Sub-Advisory Agreement between GGAMT and Gartmore Global Partners (“GGP”), which is substantially identical to the then-current Sub-Advisory Agreement between GGAMT and GGP with respect to certain OH-Funds;

(6) Approve a Sub-Advisory Agreement between GMFCT and NorthPointe Capital LLC (“NorthPointe”), which is substantially identical to the then-current Sub-Advisory Agreement between GMFCT and NorthPointe with respect to certain OH-Funds;

(7) Approve a Sub-Advisory Agreement between GMFCT and GGP, which is substantially identical to the then-current Sub-Advisory Agreement between GMFCT and GGP with respect to certain OH-Funds; and

(8) Approve the use of the “manager of managers” structure on behalf of certain of the DE Funds pursuant to the order granted to the OH-Trust, GMFCT and GGAMT by the Commission on April 28, 1998 (1940 Act Release No. 23133) (the “Manager of Managers Exemptive Authority”);

(i) The Trustees of the DE-Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions at a meeting duly called for such purposes:

(1) Approval of the Investment Advisory Agreements described in paragraphs (h)(2), (3) and (4) of this Section 3 between GMFCT, GGAMT and GMCM (as the case may be) and the DE-Trust;

(2) Approval of the Sub-Advisory Agreements described in paragraph (h)(5), (6) and (7) of this Section 3 hereof;

(3) Approval of the use of the Manager of Managers Exemptive Authority described in paragraph (h)(8) of this Section 3 hereof;

(4) Approval of the assignment to the DE-Trust of the Global Custody Agreement, dated April 4, 2003, as amended to date, between JP Morgan Chase Bank and the OH-Trust;

(5) Selection of PricewaterhouseCoopers LLP as the DE-Trust’s independent auditors for the fiscal year ending October 31, 2005;

(6) Approval of a Fund Administration and Transfer Agency Agreement among the DE-Trust, Gartmore SA Capital Trust and Gartmore Investors Services, Inc.;

(7) Approval of an Underwriting Agreement between the DE-Trust and Gartmore Distribution Services, Inc. (“GDSI”);

(8) Approval of forms of Dealer Agreement between GDSI and securities dealers as such forms are used to date;

(9) Approval of (a) the Distribution Plan by the DE-Trust pursuant to Rule 12b-1 under the 1940 Act; (b) the Administrative Services Plan by the DE-Trust; and (c) the Rule 18f-3 Plan by the DE-Trust;

(10) Authorization of the issuance by the DE-Trust, on behalf of each DE Fund, prior to the Effective Date of the Reorganization, of one share of each class of shares of beneficial interest of each DE-Fund to the corresponding OH-Fund in consideration for the payment of $1.00 for each such share for the purpose of enabling the OH-Trust to vote on the matters referred to in paragraph (h) of this Section 3;

(11) Submission of the matters referred to in paragraph (h) of this Section 3 to the OH-Trust as sole shareholder of each class of each DE Fund; and

(12) Authorization of the issuance and delivery by the DE-Trust, on behalf of each DE-Fund, of shares of the DE-Funds on the Effective Date of the Reorganization and the assumption by the DE-Funds of the Liabilities of the corresponding OH-Funds in exchange for the Assets of the corresponding OH-Funds pursuant to the terms and provisions of this Agreement.

      At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Board of Trustees, if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the OH-Trust under this Agreement.

4.     Dissolution of the OH-Trust.

      Promptly following the consummation of the distribution of each class of shares of the DE-Funds to holders of the corresponding class of shares of the corresponding OH-Funds under this Agreement, the officers of the OH-Trust shall take all steps necessary under Ohio business trust law to dissolve its business trust status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the State of Ohio, and filing for record with the Secretary of State of the State of Ohio of a Resolution of Withdrawal of Business Trust.

5.     Termination.

      The Board of Trustees may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the OH-Trust, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6.     Entire Agreement.

      This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

7.     Further Assurances

      The OH-Trust and the DE-Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

8.     Counterparts.

      This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9.     Governing Law.

      This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

      IN WITNESS WHEREOF, the OH-Trust and the DE-Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President, all as of the day and year first-above written.

GARTMORE MUTUAL FUNDS, an Ohio business trust

By

Name:
Title:

GARTMORE MUTUAL FUNDS, a Delaware statutory trust

By

Name:
Title:

Exhibit A

OH-Funds	DE-Funds
Corresponds to:
Gartmore Optimal Allocations Fund: Aggressive	Gartmore Actively Managed Aggressive Asset Allocation Fund
Gartmore Optimal Allocations Fund: Moderately Aggressive	Gartmore Actively Managed Moderately Aggressive Asset Allocation Fund
Gartmore Optimal Allocations Fund: Moderate	Gartmore Actively Managed Moderate Asset Allocation Fund
Gartmore Optimal Allocations Fund: Specialty	Gartmore Actively Managed Specialty Asset Allocation Fund
Gartmore Bond Fund	Gartmore Bond Fund
Gartmore Bond Index Fund	Gartmore Bond Index Fund
Gartmore China Opportunities Fund	Gartmore China Opportunities Fund
Gartmore Convertible Fund	Gartmore Convertible Fund
Gartmore Emerging Markets Fund	Gartmore Emerging Markets Fund
Gartmore Global Financial Services Fund	Gartmore Global Financial Services Fund
Gartmore Global Health Sciences Fund	Gartmore Global Health Sciences Fund
Gartmore Global Natural Resources Fund	Gartmore Global Natural Resources Fund
Gartmore Global Technology and Communications Fund	Gartmore Global Technology and Communications Fund
Gartmore Global Utilities Fund	Gartmore Global Utilities Fund
Gartmore Government Bond Fund	Gartmore Government Bond Fund
Gartmore Growth Fund	Gartmore Growth Fund
Gartmore High Yield Bond Fund	Gartmore High Yield Bond Fund
Gartmore International Growth Fund	Gartmore International Growth Fund
Gartmore International Index Fund	Gartmore International Index Fund
Gartmore Investor Destinations Aggressive Fund	Gartmore Investor Destinations Aggressive Fund
Gartmore Investor Destinations Moderately Aggressive Fund	Gartmore Investor Destinations Moderately Aggressive Fund
Gartmore Investor Destinations Moderate Fund	Gartmore Investor Destinations Moderate Fund
Gartmore Investor Destinations Moderately Conservative Fund	Gartmore Investor Destinations Moderately Conservative Fund
Gartmore Investor Destinations Conservative Fund	Gartmore Investor Destinations Conservative Fund
Gartmore Large Cap Value Fund	Gartmore Large Cap Value Fund
Gartmore Micro Cap Equity Fund	Gartmore Micro Cap Equity Fund
Gartmore Mid Cap Growth Fund	Gartmore Mid Cap Growth Fund
Gartmore Mid Cap Growth Leaders Fund	Gartmore Mid Cap Growth Leaders Fund
Gartmore Mid Cap Market Index Fund	Gartmore Mid Cap Market Index Fund
Gartmore Money Market Fund	Gartmore Money Market Fund
Gartmore Morley Capital Accumulation Fund	Gartmore Morley Capital Accumulation Fund

OH-Funds	DE-Funds
Corresponds to:
Gartmore Morley Enhanced Income Fund	Gartmore Morley Enhanced Income Fund
Gartmore Nationwide Fund	Gartmore Nationwide Fund
Gartmore Nationwide Leaders Fund	Gartmore Nationwide Leaders Fund
Gartmore S&P 500 Index Fund	Gartmore S&P 500 Index Fund
Gartmore Small Cap Index Fund	Gartmore Small Cap Index Fund
Gartmore Tax-Free Income Fund	Gartmore Tax-Free Income Fund
Gartmore Small Cap Growth Fund	Gartmore Small Cap Growth Fund
Gartmore Small Cap Fund	Gartmore Small Cap Fund
Gartmore U.S. Growth Leaders Fund	Gartmore U.S. Growth Leaders Fund
Gartmore U.S. Growth Leaders Long-Short Fund	Gartmore U.S. Growth Leaders Long-Short Fund
Gartmore Value Opportunities Fund	Gartmore Value Opportunities Fund
Gartmore Worldwide Leaders Fund	Gartmore Worldwide Leaders Fund
NorthPointe Small Cap Value Fund	NorthPointe Small Cap Value Fund

EXHIBIT C

A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

A Comparison of:

The Law Governing Delaware Statutory Trusts and

The Charter Documents of Gartmore Mutual Funds
Under Such Law

With

The Law Governing Ohio Business Trusts and

The Charter Documents of Gartmore Mutual Funds
Under Such Law

	Delaware Statutory Trust	Ohio Business Trust

Governing Documents/ Governing Body	A Delaware statutory trust (a “DST”) is formed by a governing instrument and the filing of a certificate of trust with the Delaware Secretary of State. The Delaware law governing a DST is referred to in this comparison as the “Delaware Act.”	An Ohio business trust (an “OBT”) is created by a trust instrument. The Ohio law governing an OBT is referred to in this comparison as “Ohio Law.” An OBT may not transact business in Ohio or receive the benefits conferred by Ohio Law unless it has filed the necessary report with the Secretary of the State of Ohio.

	A DST is an unincorporated association organized under the Delaware Act whose operations are governed by its governing instrument (which may consist of one or more instruments). Its business and affairs are managed by or under the direction of one or more trustees (referred to herein as the “trustees” or the “board”).	An OBT is an unincorporated legal entity organized under Ohio Law whose operations are governed by a trust instrument and, if adopted, by-laws. Its business and affairs are managed by or under the direction of one or more trustees (referred to herein as the “trustees” or the “board”).

If a DST is, becomes, or will become, prior to or within 180 days following its first issuance of beneficial interests, a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), such DST is not required to have a trustee who is a resident of Delaware or who has a principal place of business in Delaware; provided that notice that the DST is or will become such a registered investment company is set forth in the DST’s certificate of trust and the DST has a registered office and a registered agent for service of process in Delaware.

	Delaware Statutory Trust	Ohio Business Trust

	The governing instrument for the DST, Gartmore Mutual Funds (the “DE Trust”), is comprised of an agreement and declaration of trust (the “DE Declaration”) and by-laws (the “DE By-Laws”). The DE Trust’s governing body is the board.	The governing instrument for the OBT, Gartmore Mutual Funds (the “Trust”), is comprised of an amended declaration of trust (the “OH Declaration”) and amended by-laws (the “OH By- Laws”). The Trust’s governing body is a board of trustees.

	Each trustee of the DE Trust holds office for the lifetime of the DE Trust or until such trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or, if sooner than any such events, until the next meeting of shareholders called for the purpose of electing trustees, or consent of shareholders in lieu thereof for the election of trustees, and until the election and qualification of his or her successor.	Except in the event of death, resignation or removal, each trustee of the Trust holds office until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor.

Designation of Ownership Shares or Interests	Under the Delaware Act, the ownership interests in a DST are denominated as “beneficial interests” and are held by “beneficial owners.” However, there is flexibility as to how a governing instrument refers to “beneficial interests” and “beneficial owners” and the governing instrument may identify “beneficial interests” and “beneficial owners” as “shares” and “shareholders,” respectively.	Under Ohio Law, the ownership interests in an OBT are denominated as “shares of beneficial interest.”

	The DE Trust’s beneficial interests, without par value, are designated as “shares” and its beneficial owners are designated as “shareholders.” This comparison will use the “share” and “shareholder” terminology.	The Trust’s shares of beneficial interest, without par value, are designated as “shares” and its beneficial owners are designated as “shareholders.” This comparison will use the “share” and “shareholder” terminology.

Series and Classes	Under the Delaware Act, the governing instrument may provide for classes, groups or series of shares, shareholders or trustees, having such relative rights, powers and duties as set forth in the governing instrument. Such classes, groups or series may be created in the DST’s governing instrument or otherwise in the manner provided in the governing instrument. No state filing is	Under Ohio Law, the trust instrument may provide for classified shares, and must designate the authorized number of shares, which may be unlimited, and the classes or series, if any. The trust instrument must also set forth the terms of the shares and each class or series of shares, if any.

Delaware Statutory Trust	Ohio Business Trust

necessary and, unless required by the governing instrument, shareholder approval is not needed. Except to the extent otherwise provided in the governing instrument of a DST, where the DST is a registered investment company under the 1940 Act, any class, group or series of shares established by the governing instrument shall be a class, group or series preferred as to distributions or dividends over all other classes, groups or series with respect to assets specifically allocated to such class, group or series as contemplated by Section 18 (or any amendment or successor provision) of the 1940 Act and any regulations issued thereunder.

The DE Declaration authorizes the board to divide the DE Trust’s shares into separate and distinct series and to divide a series into separate classes of shares as permitted by the Delaware Act. Such series and classes will have the rights, powers and duties set forth in the DE Declaration unless otherwise provided in resolutions of the board with respect to such series or class. The board may classify or reclassify any unissued shares or any shares of the DE Trust or any series or class, that were previously issued and are reacquired, into one or more series or classes that may be established and designated from time to time.	The OH Declaration authorizes an unlimited number of shares and further provides that the trustees shall have the exclusive authority, without the requirement of shareholder authorization or approval, to establish and designate one or more series of shares and one or more classes thereof as the trustees may deem necessary, appropriate or desirable. The trustees may also classify or reclassify any unissued shares or any shares previously issued and reacquired of any series or class into one or more other series that may be established and designated from time to time. The OH Declaration provides that the variations, if any, in the relative rights and preferences as between the different series or classes shall be fixed and determined by the trustees, provided that all shares shall be identical except that there may be variations so fixed and determined between different series as to investment objective, purchase price, right of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and on liquidation, conversion rights, conditions under which the several series shall have separate voting rights or no voting rights, and such other matters, as the trustees deem appropriate.

Delaware Statutory Trust	Ohio Business Trust

The DE Declaration provides that the establishment and designation of any series or class shall be effective, without the requirement of shareholder approval, upon the adoption of a resolution by not less than a majority of the then board of trustees, which resolution shall set forth such establishment and designation and may provide, to the extent permitted by the Delaware Act, for rights, powers and duties of such series or class (including variations in the relative rights and preferences as between the different series and classes) otherwise than as provided in the DE Declaration. The board has approved resolutions that, together with the DE Declaration and the DE By-Laws, provide the shareholders of each series and class of the DE Trust with substantially the same rights, powers and duties, as the shareholders of the corresponding series and class of the Trust.	The OH Declaration provides that the establishment and designation of any series or class of shares shall be effective upon the execution by a majority of the then trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series, or as otherwise provided in such instrument.

Assets and Liabilities	Assets and Liabilities
The DE Declaration also provides that each series of the DE Trust shall be separate and distinct from any other series of the DE Trust, and each class of a series shall be separate and distinct from any other class of the series. The DE Trust shall maintain separate and distinct records on the books of the DE Trust for each series and each class of a series. The DE Trust shall hold and account for the assets and liabilities belonging to any such series separately from the assets and liabilities of the DE Trust or any other series and shall hold and account for the liabilities belonging to any such class of a series separately from the liabilities of the DE Trust, the series or any other class of the series. If any assets or liabilities which are not readily identifiable as assets or liabilities of a particular series, then the board, or an appropriate officer as determined by the board, shall allocate such assets or liabilities to,	The OH Declaration provides that each share of any series of the Trust shall represent a beneficial interest only in the assets of that series. All consideration received by the Trust for the issue or sale of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series, and shall be so recorded upon the books of account of the Trust. The assets belonging to each series shall be charged with the liabilities of the Trust allocated to that series. Any assets that are not readily identifiable as assets belonging to a particular series, shall be

Delaware Statutory Trust	Ohio Business Trust

between or among any one or more of the series in such manner and on such basis as the board, in its sole discretion, deems fair and equitable. Each such allocation by or under the direction of the board shall be conclusive and binding upon the shareholders of all series for all purposes. Liabilities, debts, obligations, costs, charges, reserves and expenses related to the distribution of, and other identified expenses that should properly be allocated to, the shares of a particular class may be charged to and borne solely by such class. The bearing of expenses solely by a particular class of shares may be appropriately reflected in (in a manner determined by the board), and may affect the net asset value attributable to, and the dividend, redemption and liquidation rights of, such class. Each allocation of liabilities, debts, obligations, costs, charges, reserves and expenses by or under the direction of the board shall be conclusive and binding upon the shareholders of all classes for all purposes.	allocated by the trustees, or their delegate, to or among any one or more of the series, in such manner and on such basis as the trustees, in their sole discretion, deem fair and equitable. Any liabilities of a series that are not readily identifiable as belonging to any particular class, and any liabilities of the Trust which are not readily identifiable as belonging to a particular series, shall be allocated and charged by the trustees, or their delegate, among any one or more series in such manner and on such basis as the trustees, in their sole discretion, deem fair and equitable. Each such allocation by the trustees shall be conclusive and binding upon the shareholders of all series or classes, as applicable, for all purposes.

Dividends and Distributions	Dividends and Distributions
The DE Declaration provides that no dividend or distribution, including, without limitation, any distribution paid upon dissolution of the DE Trust or of any series, nor any redemption of, the shares of any series or class of such series shall be effected by the DE Trust other than from the assets held with respect to such series, nor, except as specifically provided in the DE Declaration, shall any shareholder of any particular series otherwise have any right or claim against the assets held with respect to any other series or the DE Trust generally, except, in the case of a right or claim against the assets held with respect to any other series, to the extent that such shareholder has such a right or claim under the DE Declaration as a shareholder of such other series. The DE Declaration provides that dividends	The OH Declaration provides that dividends and distributions on shares of a particular series or class may be paid or credited in such manner and with such frequency as the trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the trustees may determine, to the holders of shares of that series or class, from such of the income or capital gains, accrued or realized, from the assets belonging to that series, as the trustees may determine, after providing for actual and accrued liabilities belonging to that series or class or after retaining such amounts as the trustees may deem desirable to use in the conduct of the Trust’s current or future business requirements. All dividends and distributions on shares of a particular

Delaware Statutory Trust	Ohio Business Trust

and distributions on shares of a particular series or class may be paid or credited in such manner and with such frequency as the trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the trustees may determine, to the holders of shares of that series or class, from such of the income or capital gains, accrued or realized, from the assets belonging to that series, as the trustees may determine, after providing for actual and accrued liabilities belonging to that series or class or after retaining such amounts as the trustees may deem desirable to use in the conduct of the DE Trust’s current or future business requirements. All dividends and distributions on shares of a particular series or class shall be distributed pro rata to the holders of that series or class in proportion to the number of shares of that series or class held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the trustees may determine that no dividend or distribution shall be payable on shares as to which the shareholder’s purchase order and/or payment have not been received by the time or times established by the trustees under such program or procedure. Such dividends and distributions may be made in cash or shares or a combination thereof as determined by the trustees or pursuant to any program that the trustees may have in effect at the time for the election by each shareholder of the mode of the making of such dividend or distribution to that shareholder. Any such dividend or distribution paid in shares will be paid at the net asset value thereof determined in accordance with the provisions of the DE Declaration. The dividends and distributions of investment income and	series or class shall be distributed pro rata to the holders of that series or class in proportion to the number of shares of that series or class held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the trustees may determine that no dividend or distribution shall be payable on shares as to which the shareholder’s purchase order and/or payment have not been received by the time or times established by the trustees under such program or procedure. Such dividends and distributions may be made in cash or shares or a combination thereof as determined by the trustees or pursuant to any program that the trustees may have in effect at the time for the election by each shareholder of the mode of the making of such dividend or distribution to that shareholder. Any such dividend or distribution paid in shares will be paid at the net asset value thereof determined in accordance with the provisions of the OH Declaration. The dividends and distributions of investment income and capital gains with respect to shares of a class shall be in such amount as may be declared from time to time by the trustees, and such dividends and distributions may vary between the classes to reflect differing allocations of the expenses of the Trust between the classes to such extent and for such purposes as the trustees deem appropriate.

	Delaware Statutory Trust	Ohio Business Trust

capital gains with respect to shares of a class shall be in such amount as may be declared from time to time by the trustees, and such dividends and distributions may vary between the classes to reflect differing allocations of the expenses of the DE Trust between the classes to such extent and for such purposes as the trustees deem appropriate.

Before payment of any dividend there may be set aside out of any funds of the DE Trust, or the applicable series, available for dividends such sum or sums as the board may from time to time, in its absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the DE Trust, or any series, or for such other lawful purpose as the board shall deem to be in the best interests of the DE Trust, or the applicable series, as the case may be, and the board may abolish any such reserve in the manner in which it was created.

Amendments to Governing Documents	The Delaware Act provides broad flexibility as to the manner of amending and/or restating the governing instrument of a DST. Amendments to the DE Declaration that do not change the information in the DST’s certificate of trust are not required to be filed with the Delaware Secretary of State.	Ohio Law provides that, not more than ninety (90) days after the adoption of any amendment to the OH Declaration, there shall be filed in the office of the Secretary of the State of Ohio all information necessary to maintain the accuracy and completeness of the previous filing.

	Declaration of Trust	Declaration of Trust
	Under Article IX of the DE Declaration, the DE Declaration may be restated and/or amended at any time by approval (i) by vote of the shareholders in accordance with Article III, Section 6 and Article V of the DE Declaration; or (ii) by vote of not less than a majority of the board at a properly convened meeting or by an instrument in writing signed by not less than a majority of the board; provided that, to the extent that the	The trustees may amend the OH Declaration, without the vote or consent of shareholders, to designate series or classes of shares, to change the name of the Trust or any series or class thereof, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision thereof, or to conform the OH Declaration to the requirements of applicable federal laws and regulations, or to make any other such changes

Delaware Statutory Trust	Ohio Business Trust

DE Declaration, the 1940 Act or the requirements of any securities exchange on which shares are listed for trading, requires, in addition to, or apart from, such approval by action of the board, approval of such restatement or amendment by the shareholders, such restatement or amendment is also approved by vote of the shareholders in accordance with Article III, Section 6 and Article V of the DE Declaration. Notwithstanding any provision to the contrary in Article IX of the DE Declaration, except as otherwise expressly provided in the DE Declaration and/or the DE By-Laws, no restatement or amendment may be made to the DE Declaration that would change any rights with respect to any shares of the DE Trust by reducing the amount payable thereon upon the liquidation of the DE Trust or by diminishing or eliminating any voting rights pertaining to reducing the amount payable thereon upon liquidation, except with the vote or consent of the holders of two-thirds of the shares outstanding and entitled to vote.	which do not materially adversely affect the rights of the Trust’s shareholders, but the trustees shall not be liable for failing to do so; except that, no amendment shall repeal the limitations on personal liability of any shareholder or trustee or repeal the prohibition of assessment upon the shareholders without the express consent of each shareholder or trustee involved. In addition, the OH Declaration provides that no amendment may be made to the OH Declaration that would change any rights with respect to any shares of the Trust by reducing the amount payable thereon upon the liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the shares outstanding and entitled to vote, or by such other vote as may be established by the trustees with respect to any series of shares.

By-Laws	By-Laws
The DE By-Laws may be amended, restated or repealed or new by-laws may be adopted by the affirmative vote of a majority of the outstanding shares entitled to vote. The DE By-Laws may also be amended, restated or repealed or new by-laws may be adopted by the board, by a vote of not less than a majority of the trustees present at a meeting at which a quorum is present.	The OH By-Laws may be altered, amended or repealed, or new by-laws may be adopted (a) by the vote: (i) of at least 67% of the voting securities, if the holders of more than 50% of the outstanding voting securities of the Trust are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of the Trust, whichever is less, or (b) by the trustees, provided however that no By-Law may be amended, adopted or repealed by the trustees if such amendment, adoption or repeal requires, pursuant to law, the OH Declaration or the OH By-Laws, a vote of the shareholders.

Certificate of Trust Pursuant to the DE Declaration,

	Delaware Statutory Trust	Ohio Business Trust

amendments and/or restatements of the certificate of trust shall be made at any time by the board, without approval of the shareholders, to conform the certificate of trust to any amendment in the DE Declaration or DE By-laws or to correct any inaccuracy contained therein. Any such amendments/restatements of the certificate of trust must be executed by at least one (1) trustee and filed with the Delaware Secretary of State in order to become effective.

Preemptive Rights and Redemption of Shares	Under the Delaware Act, a governing instrument may contain any provision relating to the rights, duties and obligations of the shareholders. Unless otherwise provided in the governing instrument, a shareholder shall have no preemptive right to subscribe to any additional issue of shares or another interest in a DST.	Under Ohio Law, a trust instrument must set forth the terms of any shares and of any class or series thereof.

	The DE Declaration provides that no shareholder shall have the preemptive or other right to subscribe for new or additional shares or other securities issued by the DE Trust or any series thereof.	The OH Declaration provides that the shares do not entitle the holders to preference, preemptive, appraisal, conversion or exchange rights, except as the trustees may determine with respect to any series or class.

	Unless otherwise provided in the DE Trust’s prospectus relating to the outstanding shares, as such prospectus may be amended from time to time, the DE Trust shall purchase the outstanding shares offered by any shareholder for redemption upon such shareholder’s compliance with the procedures set forth in the DE Declaration and/or such other procedures as the board may authorize. The DE Trust shall pay the net asset value for such outstanding shares offered for redemption (excluding any applicable redemption fee or sales charges), in accordance with the DE Declaration, the DE By-Laws, the 1940 Act and other applicable law. The DE Trust will pay shareholders for such redemption of shares within seven days	All shares of the Trust are redeemable at the redemption price determined in the manner set forth in the OH Declaration. The trustees have full power and authority to vary and change the right of redemption applicable to the various series and classes. In addition, the trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, regarding the redemption of shares in the Trust’s then effective registration statement or prospectus.

Delaware Statutory Trust	Ohio Business Trust

after the date the redemption request is received in proper form and/or compliance with such other procedures authorized by the board; provided, that if payment is made other than exclusively in cash, any securities to be delivered as part of such payment shall be delivered as promptly as any necessary transfers of such securities on the books of the several corporations whose securities are to be delivered practicably can be made, which may not necessarily occur within such seven-day period. The DE Trust is not liable for any delay of any corporation or other person in transferring such securities.

The DE Trust’s obligations to redeem shares may be suspended or postponed by the board (i) during any time the New York Stock Exchange (the “Exchange”) is closed for other than weekends or holidays; (ii) if permitted by the rules of the U.S. Securities and Exchange Commission (“SEC”), during periods when trading on the Exchange is restricted; or (iii) during any National Financial Emergency (as defined in the DE Declaration). The board may, in its discretion, terminate the suspension relating to a National Financial Emergency, as the case may be, on the first business day on which the Exchange reopens or the period specified above expires (as to which, in the absence of an official ruling by the SEC, the determination of the board is conclusive).	The Trust may suspend the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) when the Exchange is closed other than customary weekend and holiday closings; (ii) when trading on the Exchange is restricted; (iii) when an emergency exists making disposal by the Trust of securities it owns not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or (iv) when the SEC may, for the protection of security holders of the Trust, by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that whether the conditions prescribed in (ii), (iii), or (iv) exist is subject to applicable SEC rules and regulations. Such suspension takes effect when the Trust specifies, but not later than the close of business on the business day following the declaration of suspension. During the suspension there is no right of redemption or payment on redemption (including for shareholders who applied for redemption, but who did not yet receive payment) until the Trust declares the suspension ended, except that the suspension terminates on the

Delaware Statutory Trust	Ohio Business Trust

first day on which the Exchange reopens or the period specified in (ii) or (iii) expires (as to which, if there is no official ruling by the SEC, the determination of the Trust is conclusive). During the suspension, a shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension. Any record holder who shall has his redemption right suspended may, during the suspension, by appropriate written notice of revocation, revoke any application for redemption not honored and withdraw any certificates on deposit. The redemption price of shares for which redemption applications have not been revoked shall be the net asset value of such shares next determined as set forth in Section 8.1 of the OH Declaration after the termination of such suspension, and payment shall be made within seven (7) days after the date upon which the application was made plus the period after such application during which the determination of net asset value was suspended.

The DE Trust’s payments for redemption of such outstanding shares shall be made in cash, but may, at the option of the board or an authorized officer, be made in kind or partially in cash and partially in kind. For any payment in kind, the board, or its authorized officers, will have absolute discretion as to what security or securities of the DE Trust or the applicable series shall be distributed in kind and the amount of the same; and the securities shall be valued for purposes of distribution at the value at which they were appraised in computing the then current net asset value of the shares, provided that any shareholder who cannot legally acquire securities so distributed in kind by reason of the prohibitions of the 1940	Payment for the Trust shares shall be made in cash or in property out of the assets of the relevant series of the Trust to the shareholder of record at such time and in the manner, not inconsistent with applicable laws and regulations, as may be specified in the Trust’s then effective registration statement or prospectus; provided that, the Trust or its delegate may withhold from such redemption proceeds any amount arising (i) from a liability of the redeeming shareholder to the Trust, or (ii) in connection with any federal or state tax withholding requirements.

	Delaware Statutory Trust	Ohio Business Trust

Act or the provisions of the Employee Retirement Income Security Act of 1974, as amended, or any other applicable law, shall receive cash. Shareholders shall bear the expenses of in-kind transactions.

	In addition, at the option of the board, the DE Trust may, from time to time, without the vote of the shareholders, but subject to the 1940 Act, redeem outstanding shares or authorize the closing of any shareholder account, subject to such conditions as may be established by the board.	In addition, the Trust has the right at any time, without prior notice to the shareholders, to redeem shares of the Trust for their then current net asset value per share if the aggregate net asset value of such shares is less than the minimum amount established by the board from time to time subject to such terms and conditions as the trustees may approve, and subject to the Trust’s giving general notice to all shareholders of its intention to avail itself of such right.

Dissolution and Termination Events	The DE Trust shall be dissolved upon the first to occur of the following: (i) upon the vote of the holders of not less than a majority of the shares of the DE Trust entitled to vote; (ii) at the discretion of the board at any time there are no shares outstanding of the DE Trust or upon at least thirty days’ prior written notice to the shareholders of the DE Trust; (iii) upon the sale, conveyance and transfer of all of the assets of the DE Trust to another entity; or (iv) upon the occurrence of a dissolution or termination event pursuant to any provision of the DE Declaration or the Delaware Act.	The Trust, or any series or class thereof, may be terminated by: (i) the affirmative vote of the holders of a majority of the shares voting at any meeting of shareholders; or (ii) by an instrument in writing, without a meeting, signed by a majority of the board of trustees and consented to by the holders of a majority of shares outstanding and entitled to vote, or by such other vote as may be established by the trustees with respect to any series or class of shares.

A particular series shall be dissolved upon the first to occur of the following:
(i) upon the vote of the holders of not less than a majority of the shares of that series entitled to vote; (ii) at the discretion of the board at any time there are no shares outstanding of that series or upon at least thirty days’ prior written notice to the shareholders of such series; (iii) upon the occurrence of a dissolution or termination event for that series pursuant to any provision of the DE Declaration or the Delaware

	Delaware Statutory Trust	Ohio Business Trust

Act; or (iv) upon any event that causes the dissolution of the DE Trust.

A particular class shall be terminated upon the first to occur of the following: (i) upon the vote of the holders of not less than a majority of the outstanding shares of that class entitled to vote; (ii) at the discretion of the board at any time there are no shares outstanding of that class; or (iii) upon the dissolution of the series of which the class is a part.

Liquidation upon Dissolution or Termination	Under the Delaware Act, a DST that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured, and all known claims and obligations for which the claimant is unknown. Any remaining assets shall be distributed to the shareholders or as otherwise provided in the governing instrument.	Ohio Law does not contain specific provisions with respect to liquidation upon dissolution or termination of an OBT.

Under the Delaware Act, a series that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations of the series, including those that are contingent, conditional and unmatured, and all known claims and obligations of the series for which the claimant is unknown. Any remaining assets of the series shall be distributed to the shareholders of such series or as otherwise provided in the governing instrument.

	The DE Declaration provides that any remaining assets of the dissolved DE Trust and/or each series thereof (or the particular dissolved series, as the case may be) shall be distributed to the shareholders of the DE Trust and/or each series thereof (or the particular dissolved series, as the case may be) ratably according to the number of shares of the DE Trust and/or such series thereof (or the	The OH Declaration provides that, upon termination of the Trust or any one or more series or classes, (1) the Trust or series or class, as applicable, shall carry on no business except for winding up its affairs, and (2) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the

	Delaware Statutory Trust	Ohio Business Trust

	particular dissolved series, as the case may be) held of record by the several shareholders on the date for such dissolution distribution; provided, however, that if the outstanding shares of a series are divided into classes, any remaining assets held with respect to such series shall be distributed to each class of such series according to the net asset value computed for such class and within such particular class, shall be distributed ratably to the shareholders of such class according to the number of shares of such class held of record by the several shareholders on the date for such dissolution distribution.	trustees may distribute the remaining trust property, in cash or in kind or partly each, among the shareholders according to their respective rights.

Voting Rights, Meetings, Notice, Quorum, Record Dates and Proxies	Under the Delaware Act, the governing instrument may set forth any provision relating to trustee and shareholder voting rights, including the withholding of such rights from certain trustees or shareholders. If voting rights are granted, the governing instrument may contain any provision relating to meetings, notice requirements, written consents, record dates, quorum requirements, voting by proxy and any other matter pertaining to the exercise of voting rights. The governing instrument may also provide for the establishment of record dates for allocations and distributions by the DST.	Ohio Law does not contain specific provisions with respect to the voting rights of the shareholders of an OBT.

	The DE Declaration provides that, subject to its Article III, Section 6, the shareholders shall have the power to vote only (i) on such matters required by the DE Declaration, the DE By-Laws, the 1940 Act, other applicable law and any registration statement of the DE Trust, the registration of which is effective; and (ii) on such other matters as the board may consider necessary or desirable.	The OH Declaration provides that shareholders shall have the power to vote only with respect to the following matters: (i) election of trustees, (ii) approval of investment advisory agreements, (iii) termination or reorganization of the Trust or of any series or class thereof, (iv) certain amendments to the OH Declaration, as provided for therein (and as described above), (v) mergers, consolidations, sales or disposition of all of the assets, (vi) re-incorporation of the Trust, as provided for in the OH Declaration, (vii) to the same extent as the stockholders of an Ohio business corporation as to whether or not to

Delaware Statutory Trust	Ohio Business Trust

initiate or maintain certain derivative or class actions on behalf of the Trust or its shareholders, and (viii) other matters as required by the OH Declaration, the OH By-laws, the 1940 Act or any registration of the Trust with the Commission, or as the trustees may consider necessary or desirable.

One Vote Per Share	One Vote Per Share
Subject to Article III, Section 6 of the DE Declaration relating to voting by series and classes, the DE Declaration provides that each share is entitled to one vote and each fractional share is entitled to a fractional vote.	The OH Declaration provides that each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportional fractional vote.

Voting by Series or Class	Voting by Series or Class
In addition, the DE Declaration provides that all shares of the DE Trust entitled to vote on a matter shall vote on the matter, separately by series and, if applicable, by class, provided that: (i) where the 1940 Act requires all shares of the DE Trust to be voted in the aggregate without differentiation between the separate series or classes, then all of the DE Trust’s shares shall vote in the aggregate; and (ii) if any matter affects only the interests of some but not all series or classes, then only the shareholders of such affected series or classes shall be entitled to vote on the matter.	In addition, the OH Declaration provides that, on matters relating to the Trust and governed by specific voting requirements of the 1940 Act, shares shall be voted in accordance with the 1940 Act and that the trustees may, in conjunction with the establishment of any series of shares, establish conditions under which the several series shall have separate voting rights or no voting rights.

The OH Declaration provides that all shares of all series shall have “equal voting rights” as provided in the 1940 Act, except as otherwise permitted or required by the 1940 Act. The holder of each of the shares shall be entitled to one vote for each share held. The trustees shall have full power and authority to call meetings of the shareholders of a particular class or classes of shares or of one or more particular series of shares, or otherwise call for the action of such shareholders on any particular matter. On each matter submitted to vote of the shareholders, all shares of all series shall vote as a single class (“Single Class Voting”), provided, however, that (a) as to any matter with respect to which a separate vote by the series

Delaware Statutory Trust	Ohio Business Trust

shall apply in lieu of Single Class Voting as described above; (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more series, then, subject to (c) below, the shares of all other series shall vote as a single class; and (c) as to any matter which does not affect the interest of a particular series, only the holders of shares of the one or more affected series shall be entitled to vote.

Shareholders’ Meetings	Shareholders’ Meetings
The Delaware Act does not mandate annual shareholders’ meetings.	Ohio Law does not mandate that an OBT hold annual shareholders’ meetings.

The DE By-Laws authorize the calling of a shareholders’ meeting by the board, the chairperson of the board, the president or any vice-president of the DE Trust for the purpose of (i) taking action upon any matter deemed by the board to be necessary or desirable, including, but not limited to, electing trustees or removing one or more trustees; or (ii) taking action upon any matter requested by shareholders at the request of the shareholders holding not less than ten percent of the shares; provided that, the board, in its sole discretion, has approved the call and holding of such shareholders’ meeting that is requested by shareholders; and provided further that, a shareholders’ meeting for the purpose of electing trustees, or removing one or more trustees, shall be called by the president or any vice-president of the DE Trust at the request of the shareholders holding not less than ten percent of the shares. Any shareholders’ meeting called at the request of shareholders shall be called and held, provided that, in the sole discretion of the board, such shareholders pay the reasonably estimated cost of preparing and mailing the notice thereof. However, no meeting may be called at the request of shareholders to consider	The OH Declaration provides that there is no requirement that the trustees have an annual or special meeting of shareholders. The OH Declaration also provides that a meeting of shareholders shall be held at such times, on such day and at such hour as the trustees may from time to time determine, or at the written request, with such request stating the purpose of the proposed meeting, of the holder or holders of ten percent (10%) or more of the total number of shares then issued and outstanding of the Trust entitled to vote at such meeting or as required by law.

Delaware Statutory Trust	Ohio Business Trust

any matter that is substantially the same as a matter voted upon at a shareholders’ meeting held during the preceding twelve months, unless requested by holders of a majority of all shares entitled to be voted at such meeting.

The DE By-Laws provide that notice of any meeting of shareholders shall be given to each shareholder entitled to vote at such meeting in accordance with Article II, Section 4 of the DE By-Laws not less than ten nor more than one hundred and twenty days before the date of the meeting. The notice shall specify (i) the place, date and hour of the meeting, and (ii) the general nature of the business to be transacted and to the extent required by the 1940 Act, the purpose or purposes thereof. If any notice addressed to a shareholder, at the address on record with the DE Trust, is returned to the DE Trust marked to indicate the notice cannot be delivered at that address, all future notices or reports shall be deemed to have been duly given without further mailing, or substantial equivalent thereof, if such notices shall be available to the shareholder on written demand of the shareholder at the offices of the DE Trust.	The OH Declaration provides that written notice of all meetings of the shareholders, stating the time, date, place and purpose of the meeting, shall be given by, or at the direction of, the person calling the meeting to each shareholder of record entitled to vote at the meeting at his address as recorded on the register of the Trust, mailed at least ten (10) days prior to the date named for the meeting. No notice need be given to any shareholder who shall have failed to inform the Trust of his current address or if a written waiver of notice, executed before or after the meeting by the shareholder or his attorney thereunto authorized, is filed with the records of the meeting.

Record Dates	Record Dates
As set forth above, the Delaware Act authorizes the governing instrument of a DST to set forth any provision relating to record dates.	Ohio Law does not contain a specific provision that addresses the record dates of meetings of shareholders of an OBT.

In order to determine the shareholders entitled to notice of, and to vote at, a shareholders’ meeting, the DE Declaration authorizes the board to fix a record date. The record date may not precede the date on which it is fixed by the board and it may not be more than one hundred and twenty days nor less than ten days before the date of the shareholders’ meeting. The DE By-Laws provide that notice of a	The OH Declaration provides that, for purposes of determining the shareholders who are entitled to notice of and to vote at any meeting, the trustees may from time to time close the transfer books for such period, not exceeding thirty (30) days, as the trustees may determine; or without closing the transfer books the trustees may fix a date not more than ninety (90) days prior to the date of any

Delaware Statutory Trust	Ohio Business Trust

shareholders’ meeting shall be given to shareholders entitled to vote at such meeting not less than ten nor more than one hundred and twenty days before the date of the meeting.

To determine the shareholders entitled to vote on any action without a meeting, the DE Declaration authorizes the board to fix a record date. The record date may not precede the date on which it is fixed by the board nor may it be more than ninety days after the date on which the resolution fixing the record date is adopted by the board.	meeting of shareholders as a record date for the determination of persons to be treated as shareholders of record for such purposes. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at any meeting.

Pursuant to the DE Declaration, if the board does not fix a record date: (i) the record date for determining shareholders entitled to notice of, and to vote at, a meeting will be the day before the date on which notice is given or, if notice is waived, on the day before the date of the meeting; and (ii) the record date for determining shareholders entitled to vote on any action by consent in writing without a meeting, (a) when no prior action by the board has been taken, shall be the day on which the first signed written consent is delivered to the DE Trust, or (b) when prior action of the board has been taken, shall be the day on which the board adopts the resolution taking such prior action.

To determine the shareholders of the DE Trust or any series or class thereof entitled to a dividend or any other distribution of assets of the DE Trust or any series or class thereof (other than in connection with a merger, consolidation, conversion, or reorganization, which is governed by Article VIII of the DE Declaration), the DE Declaration authorizes the board (i) to fix a record date, which may not precede the date on which it is fixed by the board nor may it be more than sixty days before the date such

Delaware Statutory Trust	Ohio Business Trust

dividend or distribution is to be paid; (ii) to adopt standing resolutions fixing record dates and related payment dates at periodic intervals of any duration; and/or (iii) to delegate to an appropriate officer or officers the determination of such periodic record and/or payment dates for such dividends and/or distributions. The board may set different record dates for different series or classes.

Quorum for Shareholders’ Meeting	Quorum for Shareholders’ Meeting
To transact business at a shareholders’ meeting, the DE Declaration provides that a majority of the shares entitled to vote at the meeting, which are present in person or represented by proxy, shall constitute a quorum at such meeting, except when a larger quorum is required by the DE Declaration, the DE By-Laws, applicable law or any securities exchange on which such shares are listed for trading, in which case such quorum shall comply with such requirements. When a separate vote by one or more series or classes is required, a majority of the shares of each such series or class entitled to vote at a shareholders’ meeting of such series or class, which are present in person or represented by proxy, shall constitute a quorum at such series or class meeting, except when a larger quorum is required by the DE Declaration, the DE By-Laws, applicable law or the requirements of any securities exchange on which outstanding shares of such series or class are listed for trading, in which case such quorum shall comply with such requirements.	The OH Declaration provides that, at any meeting of shareholders, a quorum for the transaction of business shall consist of a majority represented in person or by proxy of all votes attributable to the outstanding shares (without regard to individual series or class) entitled to vote with respect to a matter; provided, however, that at any meeting at which the only actions to be taken are actions required by the 1940 Act to be taken by vote of the shareholders of an individual series or class, a quorum shall consist of a majority of all votes attributable to the outstanding shares of such individual series or class entitled to vote thereon, and that at any meeting at which the only action to be taken shall have been determined by the trustees to affect the rights and interests of one or more but not all series or classes of the Trust, a quorum shall consist of a majority of all votes attributable to the outstanding shares of the series or class so affected; and, provided, further, that reasonable adjournments of such meeting until a quorum is obtained may be made by a vote attributable to the shares present in person or by proxy.

Shareholder Vote	Shareholder Vote
The DE Declaration provides that, subject to any provision of the DE Declaration, the DE By-Laws, the	The OH Declaration provides that, except as otherwise provided therein, or as required by the 1940 Act or other

Delaware Statutory Trust	Ohio Business Trust

1940 Act or other applicable law that requires a different vote: (i) in all matters other than the election of trustees, the affirmative “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the DE Trust entitled to vote at a shareholders’ meeting at which a quorum is present, shall be the act of the shareholders; and (ii) trustees shall be elected by not less than a plurality of the votes cast of the holders of shares entitled to vote present in person or represented by proxy at a shareholders’ meeting at which a quorum is present. Pursuant to the DE Declaration, where a separate vote by series and, if applicable, by class is required, the preceding sentence shall apply to such separate votes by series and class.	applicable law, and subject to applicable quorum requirements, matters voted on by shareholders must be approved by the affirmative vote of the holders of a majority of the shares voting at any meeting of shareholders and trustees must be elected by a plurality of the shares voting, or by an instrument in writing, without a meeting, signed by a majority of the trustees and consented to by the holders of a majority of shares outstanding and entitled to vote, or by such other vote as may be established by the trustees with respect to any series or class of shares, provided that the election of trustees (after the election by the initial shareholder) must be approved by the shareholders at a meeting of shareholders.

Shareholder Vote on Certain Transactions	Shareholder Vote on Certain Transactions
Pursuant to the DE Declaration, the board, by vote of a majority of the trustees, may cause the merger, consolidation, conversion, share exchange or reorganization of the DE Trust, or the conversion, share exchange or reorganization of any series of the DE Trust, without the vote of the shareholders of the DE Trust or such series, as applicable, unless such vote is required by the 1940 Act; provided however, that the board shall provide at least thirty days’ prior written notice to the shareholders of the DE Trust or such series, as applicable, of such merger, consolidation, conversion, share exchange or reorganization. If permitted by the 1940 Act, the board, by vote of a majority of the trustees, and without a shareholder vote, may cause the DE Trust or any one or more series to convert to a master feeder structure and thereby cause series of the DE Trust to either become feeder funds into a master fund, or to become master funds into which other funds are	The OH Declaration provides that the Trust or any series thereof may be a party, with one or more entities (including another series) to an agreement of merger or consolidation; provided, however, that any such agreement of merger or consolidation shall be approved by the trustees, and by the affirmative vote of shareholders holding a majority of the voting power of the Trust or of each series affected. The OH Declaration further provides that the trustees may sell, convey and transfer the assets of the Trust, or the assets belonging to one or more or all series, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to one or more series of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another series of the Trust, shares of such other series) with such transfer being made subject to, or with the assumption by the transferee, of the

Delaware Statutory Trust	Ohio Business Trust

feeder funds.	liabilities belonging to each series the assets of which are so transferred; provided, however, that no assets belonging to the Trust or to any particular series shall be so transferred unless the terms of such transfer shall have first been approved at a meeting called for the purpose by the affirmative vote of shareholders holding a majority of the voting power of Trust or of each series affected. Following such transfer, the trustees shall distribute such cash, shares or other securities (giving due effect to the assets and liabilities belonging to and any other differences among the various series the assets belonging to which have so been transferred) among the shareholders of the series the assets belonging to which have been so transferred; and if all the assets of the series or Trust have been so transferred, the series or Trust, as the case may be, shall be terminated.

Cumulative Voting	Cumulative Voting
The DE Declaration provides that shareholders are not entitled to cumulative voting in the election of trustees or on any other matter.	The OH Declaration provides that there shall be no cumulative voting in the election of trustees.

Proxies	Proxies
Under the Delaware Act, unless otherwise provided in the governing instrument of a DST, on any matter that is to be voted on by the trustees or the shareholders, the trustees or shareholders (as applicable) may vote in person or by proxy and such proxy may be granted in writing, by means of “electronic transmission” (as defined in the Delaware Act) or as otherwise permitted by applicable law. Under the Delaware Act, the term “electronic transmission” is defined as any form of communication not directly involving the physical transmission of paper that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly	OH Law does not contain specific provisions with respect to the shareholders of an OBT voting by proxy.

Delaware Statutory Trust	Ohio Business Trust

reproduced in paper form by such a recipient through an automated process.

The OH Declaration provides that, at any meeting of shareholders, any holder of shares entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the secretary of the Trust, or with such other officer or agent of the Trust as the trustees may direct, for verification prior to the time at which such vote shall be taken.

The DE By-Laws permit a shareholder to authorize another person to act as proxy by the following methods: execution of a written instrument or by “electronic transmission” (as defined in the Delaware Act), telephonic, computerized, telecommunications or another reasonable alternative to the execution of a written instrument. Unless a proxy expressly provides otherwise, it is not valid more than eleven months after its date. In addition, the DE By-Laws provide that the revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of the General Corporation Law of the State of Delaware.	The OH By-Laws provide that any person who is entitled to attend a shareholders’ meeting, to vote at a shareholders’ meeting, or to execute consents, waivers, or releases may be represented at the meeting or vote at the meeting, may execute consents, waivers, and releases, and may exercise any of the person’s other rights, by proxy or proxies appointed by a writing signed by the person or the person’s authorized agent or appointed by a verifiable communication authorized by the person or the person’s authorized agent.

The OH By-laws provide that any transmission that creates a record capable of authentication, including, but not limited to, a telegram, a cablegram, electronic mail, or an electronic, telephonic, or other transmission that appears to have been transmitted by a person or the person’s authorized agent as described above and that appoints a proxy is a sufficient writing to appoint a proxy.

Action by Written Consent	Action by Written Consent
Under the Delaware Act, unless otherwise provided in the governing instrument of a DST, on any matter that is to be voted on by the trustees or the shareholders, such action may be taken without a meeting, without prior notice and without a vote if a written	Ohio Law does not contain specific provisions with respect to actions taken by written consent of the shareholders of an OBT.

Delaware Statutory Trust	Ohio Business Trust

consent(s), setting forth the action taken, is (are) signed by the trustees or shareholders (as applicable) having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all trustees or interests in the DST (as applicable) entitled to vote on such action were present and voted. Unless otherwise provided in the governing instrument, a consent transmitted by “electronic transmission” (as defined in the Delaware Act) by a trustee or shareholder (as applicable) or by a person(s) authorized to act for a trustee or shareholder (as applicable) will be deemed to be written and signed for this purpose.

Shareholders. The DE Declaration authorizes shareholders to take action without a meeting if a written consent(s) setting forth the action taken is (are) signed by the holders of a majority of the shares entitled to vote on that action (or such different proportion thereof as shall be required by law, the DE Declaration or the DE By-laws for approval of such action). A consent transmitted by “electronic transmission” (as defined in the Delaware Act) by a shareholder or by a person(s) authorized to act for a shareholder shall be deemed to be written and signed for purposes of this provision.	Shareholders. The OH Declaration provides that, subject to the 1940 Act, any action which may be taken by shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such larger proportion thereof as may be required by law, the OH Declaration or the OH By-laws for approval of such matter) consent to the action in writing and the written consents are filed with the records of the meetings of shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of shareholders.

Board of Trustees. The DE Declaration also authorizes the board or any committee of the board to take action without a meeting and without prior written notice if a written consent(s) setting forth the action taken is (are) executed by trustees having not less than the minimum number of votes necessary to take that action at a meeting at which the entire board or any committee thereof, as applicable, is present and voting. A consent transmitted by “electronic transmission” (as defined in the	Board of Trustees. The OH Declaration and the OH By-Laws both provide that, except as otherwise set forth in those documents or in the 1940 Act, any action to be taken by the trustees may be taken by written consents of a majority of the trustees (unless a higher proportion is required by the 1940 Act or other applicable law).

	Delaware Statutory Trust	Ohio Business Trust

Delaware Act) by a trustee shall be deemed to be written and signed for purposes of this provision.

Removal of Trustees	The governing instrument of a DST may contain any provision relating to the removal of trustees; provided however, that there shall at all times be at least one trustee of the DST.	OH Law does not contain specific provisions with respect to the removal of the trustees of an OBT.

	Under the DE Declaration, any trustee may be removed, with or without cause, (i) by the board, by action of a majority of the trustees then in office; or (ii) by shareholders at any meeting called for that purpose.	The OH Declaration provides that any of the trustees may be removed with or without cause, by the written action of two-thirds of the number of trustees prior to such removal, or by shareholders at any meeting called for that purpose. The OH Declaration further provides that no trustee shall be entitled to any damages on account of such removal.

Vacancies on Board of Trustees	The DE By-Laws provide that vacancies on the board may be filled by not less than a majority vote of the trustee(s) then in office, regardless of the number and even if less than a quorum. However, a shareholders’ meeting shall be called to elect trustees if required by the 1940 Act. Whenever a vacancy in the board shall occur, until such vacancy is filled or the number of authorized trustees constituting the board is decreased pursuant to the DE Declaration, the trustee(s) then in office, regardless of the number and even if less than a quorum, shall have all the board’s powers and shall discharge all the board’s duties as though such number constitutes the entire board.

	In the event all trustee offices become vacant, an authorized officer of the investment adviser that has the greatest amount of assets of the DE Trust under management shall serve as the sole remaining trustee (effective upon the vacancy in office of the last trustee) and shall, as soon as practicable, fill all of the vacancies on the board; provided that the percentage of trustees who are	The OH Declaration provides that, subject to the requirements of the 1940 Act, vacancies on the board of trustees may be filled by the remaining trustees by the appointment of such other person or persons as they in their discretion see fit, made by written instrument signed by a majority of the remaining trustees. Any such appointment shall not become effective, however, until the person named in the written instrument shall have accepted such appointment.

	Delaware Statutory Trust	Ohio Business Trust

Disinterested Trustees (as defined in the DE By-Laws) shall be no less than that required by the 1940 Act. Upon the qualification of the trustees, the authorized officer of the investment adviser shall resign as trustee and a shareholders’ meeting shall be called, as required by the 1940 Act, to elect trustees.

Shareholder Liability	Under the Delaware Act, except to the extent otherwise provided in the governing instrument of a DST, shareholders of a DST are entitled to the same limitation of personal liability extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware (such shareholders are generally not liable for the obligations of the corporation).	Ohio Law provides that liability to third persons for any act, omission or obligation of an OBT that has made all necessary filings under Ohio Law shall not attach to, among others, holders of shares of beneficial interest.

	Under the DE Declaration, shareholders are entitled to the same limitation of personal liability as that extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. However, the board may cause any shareholder to pay for charges of the DE Trust’s custodian or transfer, dividend disbursing, shareholder servicing or similar agent for services provided to such shareholder by setting off such amount due from such shareholder from the amount of (i) declared but unpaid dividends or distributions owed such shareholder, or (ii) proceeds from the redemption by the DE Trust of shares from such shareholder pursuant to Article VI of the DE Declaration.	The OH Declaration provides that no shareholder shall be subject to any personal liability whatsoever to any person (including any individual, corporation, partnership, trust, association or other entity, or government agency or political subdivision thereof) in connection with Trust property or the acts, obligations or affairs of the Trust. If any shareholder shall be charged or held personally liable for any obligation or liability of the Trust solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, the Trust (upon proper and timely request by the shareholder) shall assume the defense against such charge and satisfy any judgment or settlement thereon and the shareholder or former shareholder (or his heirs, executors, administrators, or other legal representatives, or in the case of a corporation or other legal entity, its corporate or other general successor) shall be entitled out of the assets of the Trust to be held harmless from and

Delaware Statutory Trust	Ohio Business Trust

indemnified against all loss and expense arising from such liability.

Trustee/ Agent Liability	Subject to the provisions in the governing instrument, the Delaware Act provides that a trustee or any other person appointed, elected or engaged to manage the DST, when acting in such capacity, will not be personally liable to any person other than the DST or a shareholder of the DST for any act, omission or obligation of the DST or any trustee. To the extent that at law or in equity, a trustee has duties (including fiduciary duties) and liabilities to the DST and its shareholders, such duties and liabilities may be expanded or restricted by the governing instrument.	Ohio Law provides that liability to third persons for any act, omission or obligation of an OBT that has made all necessary filings under Ohio law shall not attach to its trustees.

Unless otherwise set forth in the trust instrument, and notwithstanding section 1746.13 of Ohio Law, a trustee of an OBT that has made all necessary filings under Ohio Law shall be liable to an OBT, its shareholders, and its other trustees only to the same extent as a director of an Ohio for-profit corporation is liable to the corporation, its shareholders, and its other directors. A trustee of an OBT that has made all necessary filings under Ohio Law is not liable for the act or misconduct of a cotrustee in which he has not joined, to which he has not consented, and which he has not aided or made possible by his own neglect.

The DE Declaration provides that any person who is or was a trustee, officer, employee or other agent of the DE Trust or is or was serving at the request of the DE Trust as a trustee, director, officer, employee or other agent of another corporation, partnership, joint venture, trust or other enterprise (an “Agent”), when acting in the Agent’s capacity as such, will be liable to the DE Trust and to any shareholder solely for such Agent’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Agent (such conduct referred to as “Disqualifying Conduct”). Subject to the preceding sentence, (i) a trustee shall not be liable for errors of judgment or mistakes of fact or law; and (ii) an Agent will not be liable for any act, omission, neglect or wrongdoing of any other Agent or any officer, employee, consultant,	The OH Declaration provides that no trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any person, other than the Trust or its shareholders, in connection with the Trust’s property or its affairs, except those arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such person; and all such persons shall look solely to the Trust’s property for satisfaction of claims of any nature arising in connection with the affairs of the Trust.

The OH Declaration further provides that a trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustees, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

	Delaware Statutory Trust	Ohio Business Trust

	investment adviser, principal underwriter, administrator, fund accountant or accounting agent, custodian, and/or transfer, dividend disbursing or shareholder servicing agent of the DE Trust. No Agent, when acting in such capacity, shall be personally liable to any person (other than the DE Trust or its shareholders as described above) for any act, omission or obligation of the DE Trust or any trustee of the DE Trust. The trustees, officers and employees of the DE Trust may rely on the advice of counsel or experts as described in the DE Declaration. No officer or trustee shall be liable for any act or omission in accordance with such advice and no inference concerning liability shall arise from a failure to follow such advice.	Subject to the foregoing, (a) the trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, investment adviser, distributor, administrator, or transfer agent of the Trust, nor shall any trustee be responsible for the act or omission of any other trustee; and (b) the trustees may rely on the advice of counsel or experts as described the OH Declaration.

Indemnification	Subject to such standards and restrictions, if any, contained in the governing instrument of a DST, the Delaware Act authorizes a DST to indemnify and hold harmless any trustee, shareholder or other person from and against any and all claims and demands.	Ohio Law does not contain specific provisions that require an OBT to provide for indemnification of trustees, officers, employees, shareholders, or other agents of the OBT, or any person serving at the request thereof, nor does Ohio Law prohibit such indemnification.

Pursuant to the DE Declaration, the DE Trust will indemnify any trustee or officer who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such trustee or officer is or was a trustee or officer against attorneys’ fees and certain other expenses, judgments, fines, settlements and other amounts incurred in connection with such proceeding if such trustee or officer acted in good faith or in the case of a criminal proceeding, had no reasonable cause to believe such trustee’s or officer’s conduct was unlawful. However, there is no right to indemnification for any liability arising from the trustee’s or officer’s Disqualifying Conduct, and in accordance therewith, no indemnification shall be provided to a	The OH Declaration provides that, except as otherwise limited below, every person who is, or has been a trustee or officer of the Trust shall be indemnified by the Trust against all liability and against all expenses (including, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities) reasonably incurred or paid by him in connection with any claim, action, suit or proceeding (civil, criminal or other, including appeals) in which he becomes involved as a party or otherwise by virtue of his being or having been a trustee or officer.

The OH Declaration further provides, however, that no indemnification shall be provided to a trustee or officer of

Delaware Statutory Trust	Ohio Business Trust

trustee or officer (i) against any liability to the DE Trust or its shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the trustee or officer engaged in Disqualifying Conduct, (ii) with respect to any matter as to which shall have been finally adjudicated not to have acted in good faith or in the reasonable belief that the trustee’s or officer’s action was in, or not opposed to, the best interest of the DE Trust, or (iii) in the event of a settlement or other disposition not involving a final adjudication resulting in payment by the trustee or officer, unless there has been either a determination that such trustee or officer did not engage in Disqualifying Conduct (a) by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct; (b) by written opinion of independent legal counsel; or (c) by vote of a majority of the Disinterested Trustees of the DE Trust acting on the matter (provided that a majority of such trustees then in office act on the matter).

A “Disinterested Trustee” for this purpose is one (i) who is not an “Interested Person” of the DE Trust (including anyone who has been exempted from being an “Interested Person” by any rule regulation or order of the SEC, and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Note that the Securities Act of 1933, as amended, in the opinion of the SEC, and the 1940 Act also limit the ability of the DE Trust to indemnify certain persons, including trustees and officers.	the Trust (i) against any liability to the Trust or its shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith or in the reasonable belief that his action was in, or not opposed to, the best interest of the Trust, or (iii) in the event of a settlement or other disposition not involving a final adjudication resulting in payment by a trustee or officer, unless there has been either a determination that such trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct: (a) by written opinion of independent legal counsel; or (b) by vote of a majority of the Disinterested Trustees of the Trust acting on the matter (provided that such trustees act on the matter). A “Disinterested Trustee” is one (i) who is not an interested person of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Note that the Securities Act of 1933, as amended, in the opinion of the SEC, and the 1940 Act also limit the ability of the Trust to indemnify certain persons, including trustees and officers.

Delaware Statutory Trust	Ohio Business Trust

The DE Declaration also provides that, as used in Article VII, a trustee or officer shall include such Person’s heirs, executors and administrators.	The OH Declaration provides that the rights of indemnification provided therein shall not be exclusive of or affect any other rights to which any trustee or officer may be entitled. As used in the OH Declaration, “Trustee” or “officer” shall include such person’s heirs, executors and administrators.

The DE Declaration provides that nothing contained in Article VII of the DE Declaration shall affect any right to indemnification to which Persons (as defined in the DE Declaration) may be entitled by contract, to the extent not inconsistent with applicable law, or otherwise under law, and notwithstanding any provision to the contrary in the DE Declaration, any contract between the DE Trust and any independent contractor that is or may be deemed an Agent, as a consequence of providing services or products to the DE Trust pursuant to such contract, shall take precedence over the provisions of Article VII and govern with respect to (i) the liability of such independent contractor to the DE Trust, any shareholder or any other Person, (ii) the indemnification of, or advancement of expenses to, such independent contractor by the DE Trust, and (iii) any other contractual rights or obligations of such independent contractor under such contract to the extent that the provisions of, and the rights and obligations under, such contract are in conflict with, or are not addressed by, the provisions of Article VII.	The OH Declaration further provides that nothing contained therein shall affect any rights to indemnification to which personnel other than any trustee or officer may be entitled, by contract or otherwise under law, nor the power of the Trust to purchase and maintain insurance on behalf of any such person.

Expenses incurred by an Agent in defending any proceeding may be advanced by the DE Trust before the final disposition of the proceeding on receipt of an undertaking by or on behalf of the Agent to repay the amount of the advance if it is ultimately determined that the Agent is not entitled to indemnification by the DE Trust; provided that either (i) such	Expenses of preparation of a defense to any claim, action, suit or proceeding of the character described above shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification, provided that either (i) such undertaking is

	Delaware Statutory Trust	Ohio Business Trust

	undertaking is secured by a surety bond or some other appropriate security or the DE Trust shall be insured against losses arising out of any such advances, or (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of such trustees then in office act on the matter) or independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.	secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances, or (ii) a majority of the Disinterested Trustees of the Trust acting on the matter (provided that such trustees then in office act on the matter) or independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

	Agents and employees of the DE Trust who are not trustees or officers of the DE Trust may be indemnified under the same standards and procedures described above, at the discretion of the trustees.	Agents and employees of the Trust who are not trustees or officers of the Trust may be indemnified under the same standards and procedures described above, at the discretion of the trustees.

An “Agent” for this purpose is any person who is or was an employee or other agent of the DE Trust or is or was serving at the request of the DE Trust as a trustee, director, officer, employee or other agent of another corporation, partnership, joint venture, trust or other enterprise.

Insurance	The Delaware Act is silent as to the right of a DST to purchase insurance on behalf of its trustees or other persons.	Under Ohio Law, an OBT, which has made the requisite filings under Ohio Law, may purchase and maintain insurance on behalf of any person who is or was a trustee, officer, employee, shareholder or agent of the OBT or is or was serving at the request of the OBT as a director, trustee, officer, employee or agent of another OBT, corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in such capacity, or arising out of such status, whether or not the trust instrument of the OBT contains provisions for indemnification of such person against such liability by the OBT.

	Delaware Statutory Trust	Ohio Business Trust

	However, as the policy of the Delaware Act is to give maximum effect to the principle of freedom of contract and to the enforceability of governing instruments, the DE Declaration authorizes the board, to the fullest extent permitted by applicable law, to purchase with DE Trust assets, insurance for liability and for all expenses of an Agent in connection with any proceeding in which such Agent becomes involved by virtue of such Agent’s actions, or omissions to act, in its capacity or former capacity with the DE Trust, whether or not the DE Trust would have the power to indemnify such Agent against such liability.	The OH Declaration provides that the rights of indemnification thereunder may be insured against by policies maintained by the Trust.

Shareholder Right of Inspection	Under the Delaware Act, except to the extent otherwise provided in the governing instrument and subject to reasonable standards established by the trustees, each shareholder has the right, upon reasonable demand for any purpose reasonably related to the shareholder’s interest as a shareholder, to obtain from the DST certain information regarding the governance and affairs of the DST.	Ohio Law contains no provision relating to shareholder inspection rights.

To the extent permitted by Delaware law and the DE By-Laws, a shareholder, upon reasonable written demand to the DE Trust for any purpose reasonably related to such shareholder’s interest as a shareholder, may inspect certain information as to the governance and affairs of the DE Trust during regular business hours. However, reasonable standards governing, without limitation, the information and documents to be furnished and the time and location of furnishing the same, will be established by the board or, in case the board does not act, any officer to whom such power is delegated in the DE By-Laws. In addition, as permitted by the Delaware Act, the DE By-Laws also authorize the board or, in case the	The OH Declaration provides that the records of the Trust shall be open to inspection by shareholders to the same extent as is permitted stockholders of an Ohio for-profit corporation.

Section 1701.37(C) of Ohio Law provides that any shareholder, upon written demand stating the specific purpose thereof, shall have the right to examine in person or by agent or attorney at any reasonable time and for any reasonable and proper purpose, a company’s articles, its regulations, its books and records of account, minutes, and records of shareholders aforesaid, and voting trust agreements, if any, on file with the company, and to make copies or extracts thereof.

	Delaware Statutory Trust	Ohio Business Trust

board does not act, any officer to whom such power is delegated in the DE By-Laws, to keep confidential from shareholders for such period of time as deemed reasonable any information that the board or such officer, as applicable, reasonably believes to be in the nature of trade secrets or other information that the board or such officer, as applicable, in good faith believes would not be in the best interests of the DE Trust to disclose or that could damage the DE Trust or that the DE Trust is required by law or by agreement with a third party to keep confidential.

Derivative Actions	Under the Delaware Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (i) was a shareholder at the time of the transaction complained about or (ii) acquired the status of shareholder by operation of law or pursuant to the governing instrument from a person who was a shareholder at the time of the transaction. A shareholder’s right to bring a derivative action may be subject to such additional standards and restrictions, if any, as are set forth in the governing instrument.

	The DE Declaration provides that, subject to the requirements set forth in the Delaware Act, a shareholder(s) may bring a derivative action on behalf of the DE Trust only if the shareholder(s) first makes a pre-suit demand upon the board to bring the subject action unless an effort to cause the board to bring such action is excused. A demand on the board shall only be excused if a majority of the board, or a majority of any committee established to consider the merits of	The OH Declaration provides that the trustees shall have the power to engage in and to prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust, and out of the assets of the Trust to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the trustees or any

	Delaware Statutory Trust	Ohio Business Trust

	such action, has a material personal financial interest in the action at issue. A trustee shall not be deemed to have a material personal financial interest in an action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such trustee receives remuneration from his or her service on the board of the DE Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter.	appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceedings, dispute, claim, or demand, derivative or otherwise, brought by any person, including a shareholder in its own name or the name of the Trust, whether or not the Trust or any of the trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust.

Management Investment Company Classification	The DE Trust, upon completion of the Reorganization, will be an open-end management investment company under the 1940 Act (i.e., a management investment company whose securities are redeemable).	The Trust is an open-end management investment company under the 1940 Act (i.e., a management investment company whose securities are redeemable).

EXHIBIT D

PRINCIPAL SHAREHOLDERS AS OF SEPTEMBER 30, 2004

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE BOND FUND — CLASS A

NATIONWIDE TRUST COMPANY FSB	28,4266.466	26.77%
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

NATIONWIDE LIFE INSURANCE	184,297.355	17.35%
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

GARTMORE BOND FUND — CLASS B

RAYMOND C. BALDWIN	2,609.603	24.94%
221 WALDEN CT
EAST MORICHES NY 11940

WILLIAM F. MILLER	2,277.106	21.76%
09634 ST RT 34
BRYAN OH 43506

DAVID L. SMITH	633.277	6.05%
5280 GUY YOUNG RD
BREWERTON NY 13029

REBECCA I. BURCH	631.253	6.03%
24780 TR 444
WARSAW OH 43844

GARTMORE BOND FUND — CLASS D

NATIONWIDE LIFE INSURANCE CO	4,072,077.749	34.92%
QPVA
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

GARTMORE BOND FUND — CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT	106.197	100.00%
1200 RIVER RD
ATTN: MIKE POLICARPO
CONSHOHOCKEN PA 19428-2436

GARTMORE BOND FUND — CLASS X

BEATRICE BERGER	24,212.674	6.79%
670 APPLE ST
RED HILL PA 18076-1355

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

FRANKS DAIRY INC	17,971.218	5.04%
12016 RIDGEWOOD DR
C/ O FRANK SHAMBAUGH
FORT ASHBY WV 26719-9225

GARTMORE BOND FUND — CLASS Y

DAVID F. RICHMOND	3,861.223	15.83%
GLENNA M. RICHMOND
114 OLD GRANDVIEW RD
BEAVER WV 25813

ASHLAND UNIVERSITY	2,568.555	10.53%
LOREN DEAN & HELEN L. WHITE CHAR TRUST I
401 COLLEGE AVE
ASHLAND OH 44805

RAYMOND JAMES ASSOC INC	2,404.726	9.86%
FBO WHITE CE TR
880 CARILLON PKWY
ST PETERSBURG FL 33716

DONNA J. GARST	1,741.824	7.14%
718 WARREN AVE
BELPRE OH 45714

GARTMORE BOND INDEX FUND — CLASS A

NATIONWIDE LIFE INSURANCE CO	3,002,855.91	82.16%
GPVA
PO BOX 182029
COLUMBUS OH 43218-2029

NATIONWIDE TRUST COMPANY	600,141.352	16.42%
PARTICIPATING RETIREMENT PLANS
PO BOX 182029
COLUMBUS OH 43218-2029

GARTMORE BOND INDEX FUND — CLASS B

VALERIE FOLLETT	7,381.316	17.68%
122 INDIAN TRAIL S
WAKEFIELD RI 02879

H. DOUGLAS CHAFFIN	4,332.235	10.38%
4215 BREST RD
NEWPORT MI 48166

STEVEN J. EICHENBERG	2,542.873	6.09%
21157 CIRCLE DRIVE
REED CITY MI 49677

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE BOND INDEX FUND — INSTITUTIONAL CLASS

GVIT	35,454,505.657	42.89%
INVESTOR DESTINATIONS MODERATE FUND
3435 STELZER RD
COLUMBUS OH 43219-6004

GVIT	17,468,012.447	21.13%
INVESTOR DESTINATIONS MODERATELY
3435 STELZER RD
C/ O BISYS FUND SERV L FRYSINGER
COLUMBUS OH 43219-6004

GVIT	15,630,681.543	18.91%
INVESTOR DESTINATIONS MODERATELY
3435 STELZER RD
C/ O BISYS FUND SERV L FRYSINGER
COLUMBUS OH 43219-6004

INVESTOR DESTINATION CONSERVATIVE	11,494,598.502	13.91%
3435 STELZER RD
COLUMBUS OH 43219

GARTMORE CONVERTIBLE FUND — INSTITUTIONAL CLASS

FABCO FBO AMA	1,948,962.248	73.09%
700 17TH STREET
SUITE 300
DENVER CO 80202

FABCO FBO AMA	311,605.729	11.69%
AMA CASH ACCOUNT
PO BOX 105870 CENTER 3144
ATLANTA GA 30308

NATIONWIDE MUTUAL INSURANCE COMPANY	304,677.906	11.43%
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 43215-2220

GARTMORE CONVERTIBLE FUND — CLASS A

SHERRERD FOUNDATION	50,465.415	16.67%
100 FRONT ST
WEST CONSHOHOCKEN PA 19428

NFSC FEBO LP3-001341	33,828.095	11.17%
ALONZO M JACKSON III
18017 JOHN CONNOR RD
CORNELIUS NC 28031

CHARLES J. WRIGHT	27,013.468	8.92%
2220 BODINE RD
MALVERN PA 19355

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

A. G. EDWARDS & SONS INC. C F	23,826.927	7.87%
JOEL LANTZMAN
48 FORREST ROAD
RANDOLPH NJ 07869-4327

GARTMORE CONVERTIBLE FUND — CLASS B

A. G. EDWARDS & SONS INC. C F	1,670.206	7.81%
DAVID JENKINS
227 LAKE ROAD
BASKING RIDGE NJ 07920-2111

GARTMORE CONVERTIBLE FUND — CLASS C

FIRST CLEARING LLC	36,367.308	11.31%
A C 4015-5545
23 WAYNE BLVD
FCC AS CUSTODIAN
MADISON NJ 07940-1522

GARTMORE CONVERTIBLE FUND — INSTITUTIONAL SERVICE CLASS

FIRST CLEARING LLC	24,169.184	75.87%
A C 4449-9850
550 W NORTH ST
NURSING FOUNDATION INC
INDIANAPOLIS IN 46202-3288

IRIS F. BROWN	7,586.565	23.81%
IRIS F. BROWN DECLARATION OF TRUST
1004 MONROE DRIVE
WARWICK PA 18974

GARTMORE EMERGING MARKETS FUND — CLASS A

NATIONWIDE LIFE INSURANCE CO	352,410.976	31.53%
QPVA
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

NATIONWIDE MUTUAL INSURANCE COMPANY	167,565.209	14.99%
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 43215-2220

NFSC FEBO 613-673730	141,531.076	12.66%
FMT CO CUST IRA
21615 CANYON LINKS CT
KATY TX 77450

NATIONWIDE TRUST COMPANY FSB	93,985.595	8.41%
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE EMERGING MARKETS FUND — CLASS B

NATIONWIDE MUTUAL INSURANCE COMPANY	166,922.01	69.27%
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 43215-2220

GARTMORE EMERGING MARKETS FUND — CLASS C

FIRST CLEARING LLC	17,579.583	9.87%
A C 4023-8535
161 SOUTH COLMAN ROAD
WOLCOTT CT 06716-2859

GARTMORE EMERGING MARKETS FUND — CLASS R

NATIONWIDE MUTUAL INSURANCE COMPANY	89.511	100.00%
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 43215-2220

GARTMORE EMERGING MARKETS FUND — INSTITUTIONAL SERVICE CLASS

NATIONWIDE MUTUAL INSURANCE COMPANY	167,998.848	55.88%
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 43215-2220

DRAKE & CO	132,621.052	44.12%
1 COURT SQ
FBO 15C061537768
LONG ISLAND CITY NY 11120

GARTMORE GLOBAL FINANCIAL SERVICES FUND — INSTITUTIONAL SERVICE CLASS

NATIONWIDE LIFE INSURANCE	83,311.863	100.00%
PO BOX 182029
C/ O PAM SMITH 01-32-05
COLUMBUS OH 43218-2029

GARTMORE GLOBAL FINANCIAL SERVICES FUND — CLASS A

NATIONWIDE INSURANCE COMPANY	83,122.355	42.53%
PO BOX 182029
C/ O PAM SMITH 01-32-05
COLUMBUS OH 43218-2029

W.G. JURGENSEN	28,105.051	14.38%
ONE NATIONWIDE PLAZA 1-37-04
COLUMBUS OH 43215

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE GLOBAL FINANCIAL SERVICES FUND — CLASS B

NATIONWIDE INSURANCE COMPANY	82,520.9	95.41%
PO BOX 182029
C/ O PAM SMITH 01-32-05
COLUMBUS OH 43218-2029

GARTMORE GLOBAL FINANCIAL SERVICES FUND — CLASS C

NATIONWIDE INSURANCE COMPANY	82,611.826	94.85%
PO BOX 182029
C/ O PAM SMITH 01-32-05
COLUMBUS OH 43218-2029

GARTMORE GLOBAL FINANCIAL SERVICES FUND — CLASS R

NATIONWIDE INSURANCE COMPANY	87.641	100.00%
PO BOX 182029
C/ O PAM SMITH 01-32-05
COLUMBUS OH 43218-2029

GARTMORE GLOBAL HEALTH SCIENCES FUND — CLASS A

NATIONWIDE LIFE INSURANCE CO	247,862.614	40.91%
QPVA
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

NATIONWIDE MUTUAL INSURANCE COMPANY	90,398.376	14.92%
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 43215-2220

NATIONWIDE INSURANCE COMPANY	69,127.466	11.41%
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

GARTMORE GLOBAL HEALTH SCIENCES FUND — CLASS B

NATIONWIDE MUTUAL INSURANCE COMPANY	90,352.265	82.12%
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 43215-2220

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE GLOBAL HEALTH SCIENCES FUND — CLASS R

NATIONWIDE MUTUAL INSURANCE COMPANY	99.602	100.00%
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 43215-2220

GARTMORE GLOBAL HEALTH SCIENCES FUND — INSTITUTIONAL SERVICE CLASS

NATIONWIDE INSURANCE COMPANY	431,718.444	82.67%
QPVA
PO BOX 182029
COLUMBUS OH 43218-2029

NATIONWIDE MUTUAL INSURANCE COMPANY	90,394.085	17.31%
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 43215-2220

GARTMORE GLOBAL TECHNOLOGY & COMMUNICATIONS FUND — CLASS A

NATIONWIDE LIFE INSURANCE CO	272,207.595	31.50%
QPVA
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

NATIONWIDE MUTUAL INSURANCE COMPANY	179,941.703	20.83%
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 43215-2220

GARTMORE GLOBAL TECHNOLOGY & COMMUNICATIONS FUND — CLASS B

NATIONWIDE MUTUAL INSURANCE COMPANY	179,738.478	57.46%
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 43215-2220

GARTMORE GLOBAL TECHNOLOGY & COMMUNICATIONS FUND — CLASS C

ASHLAND UNIVERSITY	1,890.278	8.31%
LOREN DEAN & HELEN L. WHITE CHAR TRUST I
401 COLLEGE AVE
ASHLAND OH 44805

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE GLOBAL TECHNOLOGY & COMMUNICATIONS FUND — INSTITUTIONAL SERVICE CLASS

NATIONWIDE INSURANCE COMPANY	916,697.317	83.59%
QPVA
PO BOX 182029
COLUMBUS OH 43218-2029

NATIONWIDE MUTUAL INSURANCE COMPANY	179,941.595	16.41%
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 43215-2220

GARTMORE GLOBAL UTILITIES FUND — INSTITUTIONAL SERVICE CLASS

NATIONWIDE LIFE INSURANCE	76,698.425	100.00%
PO BOX 182029
C/ O PAM SMITH 01-32-05
COLUMBUS OH 43218-2029

GARTMORE GLOBAL UTILITIES FUND — CLASS A

NATIONWIDE INSURANCE COMPANY	76,391.436	81.89%
PO BOX 182029
C/ O PAM SMITH 01-32-05
COLUMBUS OH 43218-2029

GARTMORE GLOBAL UTILITIES FUND — CLASS B

NATIONWIDE INSURANCE COMPANY	75,510.145	91.84%
PO BOX 182029
C/ O PAM SMITH 01-32-05
COLUMBUS OH 43218-2029

GARTMORE GLOBAL UTILITIES FUND — CLASS C

NATIONWIDE INSURANCE COMPANY	75,715.249	22.75%
PO BOX 182029
C/ O PAM SMITH 01-32-05
COLUMBUS OH 43218-2029

GARTMORE GLOBAL UTILITIES FUND — CLASS R

NATIONWIDE INSURANCE COMPANY	109.672	100.00%
PO BOX 182029
C/ O PAM SMITH 01-32-05
COLUMBUS OH 43218-2029

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE GOVERNMENT BOND FUND — CLASS A

NATIONWIDE PENSIONS MANAGED PERSONAL PORTFOLIO SERIES 4	2,774,231.056	52.72%
1200 RIVER RD
CONSHOHOCKEN PA 19428

NATIONWIDE TRUST COMPANY FSB	1,635,147.643	31.07%
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

GARTMORE GOVERNMENT BOND FUND — CLASS B

BEVERLY B. ATOR	5,532.18	29.84%
PO BOX 545
TIFFIN OH 44883

JOSEPH W. PUTNAK	5,003.428	26.98%
617 INDIANA ST
MONONGAHELA PA 15063

A. G. EDWARDS & SONS INC. FBO	2,183.225	11.77%
ALICE T SULLIVAN
ONE NORTH JEFFERSON
A C 0584-062207
ST LOUIS MO 63103-2287

MARY P. MORSE	1,234.075	6.66%
1656 STATE ROUTE 221
MARATHON NY 13803

GARTMORE GOVERNMENT BOND FUND — CLASS C

A. G. EDWARDS & SONS INC. C F	4,885.503	14.63%
KAY L. O’HARA
4101 COUNTY RD 6
GULF SHORES AL 36542-2921

ALLEN M. RICHMOND	2,935.877	8.79%
423 WALTON DR
BUFFALO NY 14225

GARTMORE GOVERNMENT BOND FUND — CLASS D

NATIONWIDE LIFE INSURANCE CO	6,843,326.801	57.83%
QPVA
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

GARTMORE GOVERNMENT BOND FUND — CLASS Y

JOYCE L. RICE	18,089.896	19.41%
ROSILAND KNIGHT
4434 CATAMOUNT DR
LILBURN GA 30047

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

JOYCE L. RICE	18,032.467	19.35%
ROSILAND KNIGHT
4434 CATAMOUNT DR
LILBURN GA 30047

THOMAS E. FREECE	5,027.471	5.40%
1029 CARDINAL RD
AUDUBON PA 19403-2203

CONSTANCE J. WESTREICH	5,014.191	5.38%
725 A HERITAGE VILLAGE
SOUTHBURY CT 06488

GARTMORE GROWTH FUND — INSTITUTIONAL SERVICE CLASS

GARTMORE GLOBAL ASSET MANAGEMENT	156.632	100.00%
SEED ACCOUNT
1200 RIVER RD
CONSHOHOCKEN PA 19428-2436

GARTMORE GROWTH FUND — CLASS A

NATIONWIDE INSURANCE COMPANY	3,527,788.042	69.86%
NWVA
PO BOX 182029
COLUMBUS OH 43218-2029

GARTMORE GROWTH FUND — CLASS C

ASHLAND UNIVERSITY	8,961.662	20.39%
LOREN DEAN & HELEN L. WHITE CHAR TRUST I
401 COLLEGE AVE
ASHLAND OH 44805

A. G. EDWARDS & SONS INC. FBO	2,631.579	5.99%
SALLY A. JUEL
ONE NORTH JEFFERSON
ST LOUIS MO 63103-2287

GARTMORE GROWTH FUND — CLASS D

NATIONWIDE LIFE INSURANCE CO	2,267,068.224	6.39%
GPVA
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

GARTMORE GROWTH FUND — CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT	173.611	100.00%
1200 RIVER RD
ATTN: MIKE POLICARPO
CONSHOHOCKEN PA 19428-2436

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE HIGH YIELD BOND FUND — INSTITUTIONAL SERVICE CLASS

NATIONWIDE MUTUAL INSURANCE COMPANY	2,070,875.559	86.51%
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 43215-2220

NATIONWIDE INSURANCE COMPANY	322,951.632	13.49%
QPVA
PO BOX 182029
COLUMBUS OH 43218-2029

GARTMORE HIGH YIELD BOND FUND — CLASS A

NATIONWIDE LIFE INSURANCE CO	107,703.602	18.73%
QPVA
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

WILLIAM R. WEBER	85,155.276	14.81%
665 HOPKINS RD
WILIAMSVILLE NY 14221-2435

NATIONAL INVESTOR SERVICES FBO	83,121.746	14.46%
508-56934-13
55 WATER STREET 32ND FLOOR
NEW YORK NY 10041

NATIONWIDE TRUST COMPANY FSB	54,924.417	9.55%
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

GARTMORE HIGH YIELD BOND FUND — CLASS B

A. G. EDWARDS & SONS INC. FBO	9,142.501	8.83%
MARRIANNE B. MARTIN TTEE
ONE NORTH JEFFERSON
A C 0299-137724
ST LOUIS MO 63103-2287

GARTMORE HIGH YIELD BOND FUND — CLASS C

A. G. EDWARDS & SONS INC. C F	25,025.02	8.95%
WILLIAM NELSON JR
4244 ARBOR LN
CARROLLTON TX 75010-1219

GARTMORE INTERNATIONAL GROWTH FUND — CLASS A

NATIONWIDE MUTUAL INSURANCE COMPANY	333,333.3	85.08%
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 43215-2220

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE INTERNATIONAL GROWTH FUND — CLASS B

NATIONWIDE MUTUAL INSURANCE COMPANY	333,195.369	93.41%
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 43215-2220

GARTMORE INTERNATIONAL GROWTH FUND — CLASS C

GRACE A. DIPPEL	1,078.519	7.33%
PO BOX 136
MANCHACA TX 78652

DEREJE DAGNACHEW	947.226	6.44%
MARTHA AWOKE
3700 NORTH CAPITAL ST
WASHINGTON DC 20011

GARTMORE INTERNATIONAL GROWTH FUND — CLASS R

NATIONWIDE MUTUAL INSURANCE COMPANY	137.931	100.00%
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 43215-2220

GARTMORE INTERNATIONAL GROWTH FUND — INSTITUTIONAL SERVICE CLASS
NATIONWIDE MUTUAL INSURANCE COMPANY	333,333.4	100.00%
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 43215-2220

GARTMORE INTERNATIONAL INDEX FUND — CLASS A
NATIONWIDE PENSIONS MANAGED	2,617,906.921	58.96%
1200 RIVER RD
PERSONAL PORTFOLIO SERIES 4
CONSHOHOCKEN PA 19428

NATIONWIDE TRUST COMPANY	1,706,752.68	38.44%
PARTICIPATING RETIREMENT PLANS
PO BOX 182029
COLUMBUS OH 43218-2029

GARTMORE INTERNATIONAL INDEX FUND — CLASS B

FIRST CLEARING LLC	2,274.919	10.40%
A C 1696-8194
2101 E 50TH ST N
FCC AS CUSTODIAN
TULSA OK 74130-1905

MELISSA K. FREY	1,425.642	6.51%
104 HAWK NEST TRL
PITTSBORO NC 27312

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

HANN-HSIANG CHAO	1,280.48	5.85%
76000 MILLER
CHAPEL HILL NC 27517

GARTMORE INTERNATIONAL INDEX FUND — INSTITUTIONAL CLASS

GVIT	39,063,615.943	36.32%
INVESTOR DESTINATIONS MODERATELY
3435 STELZER RD
C/ O BISYS FUND SERV L FRYSINGER
COLUMBUS OH 43219-6004

INVESTOR DESTINATIONS MODERATE FUND	31,898,335.115	29.66%
3435 STELZER RD
COLUMBUS OH 43219-6004

GVIT	23,452,318.832	21.81%
INVESTOR DESTINATIONS AGGRESSIVE
3435 STELZER RD
C/ O BISYS FUND SERV L FRYSINGER
COLUMBUS OH 43219

GVIT	7,483,727.96	6.96%
INVESTOR DESTINATIONS MODERATELY
3435 STELZER RD
C/ O BISYS FUND SERV L FRYSINGER
COLUMBUS OH 43219-6004

GARTMORE INVESTOR DESTINATIONS AGGRESSIVE FUND — CLASS A

NFSC FEBO KCG-009865	180,185.206	8.24%
NFS FMTC IRA
8231 RICE RD
OAKDALE CA 95361

GARTMORE INVESTOR DESTINATIONS AGGRESSIVE FUND — CLASS B

A. G. EDWARDS & SONS INC. C F	64,483.267	7.63%
JAMES P. GASPARD
APT A-21
1010 LAKE AVE
METAIRIE LA 70005-2501

FIRST CLEARING LLC	60,595.925	7.17%
A C 6952-1863
404 CURTIS AVE
FCC AS CUSTODIAN
STRATFORD CT 06615-7688

NFSC FEBO KCG-006203	44,622.04	5.28%
NFS FMTC ROTH IRA
209 GAILARDIO
SAVOY IL 61874

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE INVESTOR DESTINATIONS AGGRESSIVE FUND — CLASS C

A. G. EDWARDS & SONS INC. C F	280,130.563	5.82%
PETER J. SOMOGYI
ONE NORTH JEFFERSON
A C 0203-507836
ST LOUIS MO 63103-2287

GARTMORE INVESTOR DESTINATIONS AGGRESSIVE FUND — SERVICE CLASS

NATIONWIDE TRUST COMPANY FSB	17,187,982.655	54.58%
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

NATIONWIDE LIFE INSURANCE CO	12,830,839.398	40.75%
DCVA
PO BOX 182029
COLUMBUS OH 43218-2029

GARTMORE INVESTOR DESTINATIONS CONSERVATIVE FUND — CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT	103.603	100.00%
1200 RIVER RD
ATTN: MIKE POLICARPO
CONSHOHOCKEN PA 19428-2436

GARTMORE INVESTOR DESTINATIONS CONSERVATIVE FUND — SERVICE CLASS

NATIONWIDE TRUST COMPANY	6,437,558.287	68.18%
PARTICIPATING RETIREMENT PLANS
PO BOX 182029
COLUMBUS OH 43218-2029

NATIONWIDE INSURANCE COMPANY	2,421,761.925	25.65%
NWVA
PO BOX 182029
COLUMBUS OH 43218-2029

BANK ONE TRUST	534,801.957	5.66%
PO BOX 160
A/C 6800103525
WESTERVILLE OH 43086-0160

GARTMORE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND — CLASS A

NFSC FEBO HTK 015822	278,044.922	7.25%
NFS FMTC IRA
1420 GRANT AVE
ERIE PA 16505

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND — CLASS B

FIRST CLEARING LLC	215,935.937	10.34%
A C 5853-2179
128 TUCKAHOE DRIVE
FCC AS CUSTODIAN
SHELTON CT 06484-2737

A. G. EDWARDS & SONS INC. C F	132,124.41	6.33%
IDA FLORENCE KAYLOR
P O BOX 211
TALLADEGA AL 35161-0211

GARTMORE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND — CLASS C

A. G. EDWARDS & SONS INC. C F	657,776.639	6.37%
MARY ANNE YORK
3470 HIGH VISTA DR
DALLAS TX 75234-7924

FIRST CLEARING LLC	627,401.277	6.08%
A C 1762-2447
1812 10TH STREET W
ANNE M. BRAUN TEN IN COMM
KIRKLAND WA 98033-4840

GARTMORE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND — SERVICE CLASS

NATIONWIDE TRUST COMPANY	26,619,835.577	55.48%
PARTICIPATING RETIREMENT PLANS
PO BOX 182029
COLUMBUS OH 43218-2029

NATIONWIDE INSURANCE COMPANY	19,168,942.517	39.95%
QPVA
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

GARTMORE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND — CLASS B

FIRST CLEARING LLC	42,658.56	9.24%
A C 1472-1414
236 WELLSFORD DRIVE
FCC AS CUSTODIAN
GOSHEN CT 06756-1903

A. G. EDWARDS & SONS INC. FBO	25,705.767	5.57%
ZORICA VASIC
ONE NORTH JEFFERSON
ST LOUIS MO 63103-2287

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND — CLASS C

FIRST CLEARING LLC	189,152.746	7.15%
A C 6779-2253
PO BOX 34060
FCC AS CUSTODIAN
LAS VEGAS NV 89133-4060

GARTMORE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND — CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT	108.895	100.00%
1200 RIVER RD
ATTN: MIKE POLICARPO
CONSHOHOCKEN PA 19428-2436

GARTMORE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND — SERVICE CLASS

NATIONWIDE TRUST COMPANY	8,437,249.099	63.25%
PARTICIPATING RETIREMENT PLANS
PO BOX 182029
COLUMBUS OH 43218-2029

NATIONWIDE LIFE INSURANCE CO	4,056,209.928	30.41%
GPVA
PO BOX 182029
COLUMBUS OH 43218-2029

BANK ONE TRUST	771,480.237	5.78%
PO BOX 160
A/ C 6800106824
WESTERVILLE OH 43086-0160

GARTMORE INVESTOR DESTINATIONS MODERATE FUND — CLASS B

FIRST CLEARING LLC	151,733.348	7.76%
A C 2301-7038
4294 TAHOE CIRCLE DR
FCC AS CUSTODIAN
SPRINGDALE AR 72762-7402

GARTMORE INVESTOR DESTINATIONS MODERATE FUND — CLASS C

FIRST CLEARING LLC	615,049.331	6.06%
A C 5974-7168
2813 ROYAL DR
COLLUM CO-TTEES WILLIAM C. MC
KILGORE TX 75662-2949

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE INVESTOR DESTINATIONS MODERATE FUND — SERVICE CLASS

NATIONWIDE TRUST COMPANY FSB	26,222,309.654	53.64%
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

NATIONWIDE INSURANCE COMPANY	14,688,240.977	30.04%
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

BANK ONE TRUST	7,428,209.546	15.19%
PO BOX 160
A/C 6800106823
WESTERVILLE OH 43086-0160

GARTMORE LARGE CAP VALUE FUND — CLASS A

NATIONWIDE PENSIONS MANAGED	1,821,717.555	87.15%
PERSONAL PORTFOLIO SERIES 5
1200 RIVER RD
CONSHOHOCKEN PA 19428

GARTMORE LARGE CAP VALUE FUND — CLASS B

LELANIE L. ALLEN	4,660.17	5.49%
6641 CROSS BOW LN
NEW PORT RICHEY FL 34653

NFSC FEBO RCT-341967	4,573.58	5.39%
NFS FMTC IRA
2947 GLYNN CT
DETROIT MI 48226

GARTMORE LARGE CAP VALUE FUND — CLASS C

PAUL W. ROOP	6,545.83	10.23%
1204 OVERLOOK DR
BECKLEY WV 25801

GARTMORE LARGE CAP VALUE FUND — CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT	101.527	100.00%
1200 RIVER RD
ATTN: MIKE POLICARPO
CONSHOHOCKEN PA 19428-2436

GARTMORE MICRO CAP EQUITY FUND — CLASS A

NFSC FEBO AE2-089036	164,937.378	5.06%
JOHN D. FRYE
14022 POINT COOKOUT RD
CHARLOTTE NC 28278

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE MICRO CAP EQUITY FUND — CLASS B

A. G. EDWARDS & SONS INC. C F	24,882.495	7.91%
VALERIE E. MOLLOY
70 COLUMBIA AVENUE
JAMESTOWN RI 02835-1345

FIRST CLEARING LLC	21,857.305	6.95%
A C 1530-1644
1818 SAN LORENZO AVENUE
FCC AS CUSTODIAN
BERKELEY CA 94707

GARTMORE MICRO CAP EQUITY FUND — CLASS C

A. G. EDWARDS & SONS INC. C F	95,224.4500000001	6.80%
LESLIE BLACKWOOD
5616 BENNETTWOOD CT
RALEIGH NC 27612-6029

FIRST CLEARING LLC	70,565.485	5.04%
A C 6215-4645
403 CRESTOVER CIR
RICHARDSON TX 75080-2529

GARTMORE MICRO CAP EQUITY FUND — CLASS R

NATIONWIDE INSURANCE COMPANY	57.546	100.00%
PO BOX 182029
C/ O PAM SMITH 01-32-05
COLUMBUS OH 43218-2029

GARTMORE MICRO CAP EQUITY FUND — INSTITUTIONAL CLASS

VIRGINIA HOLDINGS LLC	87,453.477	49.22%
201 INTERNATIONAL CIRCLE
HUNT VALLEY MD 21030

BYRD & CO	79,713.232	44.87%
123 S BROAD ST
C/ O WACHOVIA BANK
PHILADELPHIA PA 19109

GARTMORE MICRO CAP EQUITY FUND — INSTITUTIONAL SERVICE CLASS

MITRA & CO	2,512.939	98.02%
C/ O MARSHALL & ILSLEY TRUST CO
PO BOX 2977
MILWAUKEE WI 53202

GARTMORE MID CAP GROWTH FUND — CLASS A

W.G. JURGENSEN	22,260.543	21.62%
ONE NATIONWIDE PLAZA 1-37-04
COLUMBUS OH 43215

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

ROBERT D. GLISE	10,394.261	10.09%
9245 KELLY LAKE DR
CLARKSTON MI 48348

A. G. EDWARDS & SONS INC	10,156.631	9.86%
CUSTODIAN FOR
58 HAWKS NEST ROAD
IRA ACCOUNT
OLD LYME CT 06371-2040

CHRISTIAN G. GRIECO	6,674.65	6.48%
31 MCMILLEN PL
DELMAR NY 12054

GARTMORE MID CAP GROWTH FUND — CLASS B

FIRST CLEARING LLC	4,235.54	39.00%
A C 8578-1721
2415 HOMESTEAD COURT
FCC AS CUSTODIAN
FAIRFIELD CA 94534-7137

MELISSA P. ARTHUR	653.138	6.01%
2191 RIVER RD
SOUTH BOSTON VA 24592

GARTMORE MID CAP GROWTH FUND — CLASS C

A. G. EDWARDS & SONS INC. C F	1,659.452	11.39%
JOSEPH W LAW
P O BOX 305
LESLIE GA 31764-0305

GARTMORE MID CAP GROWTH FUND — CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT	78.513	100.00%
1200 RIVER RD
ATTN: MIKE POLICARPO
CONSHOHOCKEN PA 19428-2436

GARTMORE MID CAP GROWTH FUND — INSTITUTIONAL CLASS

NATIONWIDE MUTUAL INSURANCE COMPANY	102,533.449	94.14%
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 43215-2220

GARTMORE MID CAP GROWTH LEADERS FUND — CLASS A

NATIONWIDE LIFE INSURANCE CO	121,326.595	23.68%
QPVA
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

NATIONWIDE TRUST COMPANY FSB	77,195.845	15.07%
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

GARTMORE MID CAP GROWTH LEADERS FUND — CLASS C

ASHLAND UNIVERSITY	1,530.181	21.50%
LOREN DEAN & HELEN L. WHITE CHAR TRUST I
401 COLLEGE AVE
ASHLAND OH 44805

GRACE A. DIPPEL	790.25	11.10%
PO BOX 136
MANCHACA TX 78652

MICHAEL T. EMMONS	707.464	9.94%
TAYLOR WILLIAM EMMONS TRUST
23 BRIDGTON RD
C/ O MARY TALIENTO
WESTBROOK ME 04092

GARTMORE MID CAP GROWTH LEADERS FUND — CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT	87.184	100.00%
SEED ACCOUNT
1200 RIVER ROAD
CONSHOHOCKEN PA 19428-2436

GARTMORE MID CAP MARKET INDEX FUND — CLASS A

NATIONWIDE INSURANCE COMPANY	2,997,263.403	60.64%
QPVA
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

NATIONWIDE TRUST COMPANY	1,326,192.3	26.83%
PARTICIPATING RETIREMENT PLANS
PO BOX 182029
COLUMBUS OH 43218-2029

GARTMORE MID CAP MARKET INDEX FUND — CLASS B

FIRST CLEARING LLC	11,723.233	23.44%
A C 1402-5695
2139 DEWEY PLACE
FCC AS CUSTODIAN
BARTLESVILLE OK 74003-6514

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

NFSC FEBO A3K-610968	9,205.816	18.41%
NFS FMTC IRA
4 JAMES HOLLOW COURT
HOWELL NJ 07731

GARTMORE MID CAP MARKET INDEX FUND — CLASS C

RAYMOND JAMES & ASSOC INC	1,767.786	87.97%
FBO CRUMP RIRA
880 CARILLON PKWY
ST PETERSBURG FL 33716

CHARLOTTE H. SMITH	162.501	8.09%
4732 GLENN STREET
NORTH CHARLESTON SC 29405

GARTMORE MID CAP MARKET INDEX FUND — INSTITUTIONAL CLASS

INVESTOR DESTINATIONS CONSERVATIVE	20,147,238.324	51.29%
3435 STELZER RD
C/ O BISYS FUND SERV L FRYSINGER
COLUMBUS OH 43219

GVIT	7,534,633.478	19.18%
INVESTOR DESTINATIONS MODERATE FUND
3435 STELZER RD
COLUMBUS OH 43219-6004

GVIT	6,833,810.806	17.40%
INVESTOR DESTINATIONS MODERATELY
3435 STELZER RD
C/ O BISYS FUND SERV L FRYSINGER
COLUMBUS OH 43219-6004

GVIT	2,987,894.513	7.61%
INVESTOR DESTINATIONS MODERATELY
3435 STELZER RD
C/ O BISYS FUND SERV L FRYSINGER
COLUMBUS OH 43219-6004

GARTMORE MONEY MARKET FUND — PRIME SHARES B

DAIN RAUSCHER INC. FBO	74,885.72	6.40%
GARTH E. CARRIER TTEE
2548 ELK GROVE ROAD
U A DTD 07 22 1994
SOLVANG CA 93463-9626

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE MONEY MARKET FUND — PRIME SHARES C

HOPE ETERNAL UNITED METHODIST CHURCH	29,396.07	17.78%
PO BOX 38
NEWPORT PA 17074

FRANKIE BOBEY	21,429.45	12.96%
JOANNE BOBEY
5533 BEECHWOOD AVE
MAPLE HEIGHTS OH 44137

FRANKLIN R. O’FERRALL	20,077.66	12.14%
5971 RT 14
EAST NEW MARKET MD 21631

PATRICIA B. MERRITT	13,548.19	8.19%
4 SHADY DR
CAMBRIDGE MD 21613

RYDER N. MUSSELMAN	11,088.1	6.71%
605 FAIRFIELD STATION RD
FAIRFIELD PA 17320

JOAN H. PAOLOTTO	11,065.77	6.69%
11 SLEEPY HOLLOW
ROCHESTER NY 14624

LEE GOSNEY	11,058.04	6.69%
PO BOX 884
80 GRETNA RD
PLEASANT VALLEY NY 12569

MARTHA ANN AULD	10,033.21	6.07%
5842 PUCKUM RD
RHODESDALE MD 21659

GARTMORE MONEY MARKET FUND — INSTITUTIONAL CLASS

NATIONWIDE TRUST COMPANY FSB	612,196,738.57	54.25%
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

NATIONWIDE LIFE INSURANCE CO	503,888,600.54	44.65%
QPVA
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE MONEY MARKET FUND — PRIME SHARES

NATIONWIDE LIFE INSURANCE CO	121,915,039.667	34.33%
DCVA
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

NATIONWIDE TRUST COMPANY	28,176,172.04	7.93%
PARTICIPATING RETIREMENT PLANS
PO BOX 182029
COLUMBUS OH 43218-2029

GARTMORE MONEY MARKET FUND — SERVICE CLASS

NATIONWIDE INSURANCE COMPANY	6,546,442.58	97.92%
NWVA
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

GARTMORE MORLEY CAP ACCUMULATION FUND — CLASS A

WACHOVIA SECURITIES LLC FBO	11,670.084	6.32%
MRS. FAYE M. WALKER
2011 SE VAN SKIVER RD
PORT ORCHARD WA 98367-8514

GARTMORE MORLEY CAP ACCUMULATION FUND — SERVICE CLASS

NATIONWIDE TRUST COMPANY FSB	14,470,588.642	52.04%
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

NFSC FEBO EBP-331139	2,233,717.829	8.03%
ANTHONY MALANKA
762 9TH ST
SECAUCUS NJ 07094

NATIONWIDE INSURANCE COMPANY	1,845,879.145	6.64%
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

GARTMORE MORLEY CAP ACCUMULATION FUND — INSTITUTIONAL CLASS

NFSC FEBO F12-009296	2,945,853.715	27.55%
NFS FMTC ROLLOVER IRA
1225 PONDORAY CIRCLE
SALT LAKE CITY UT 84117

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

SEI PRIVATE TRUST COMPANY	1,876,130.308	17.54%
C/ O FIRST TENNESSEE BANK
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456

CAPINCO	1,490,943.745	13.94%
PO BOX 1787
C/ O US BANK
MILWAUKEE WI 53201-1787

GARTMORE MORLEY CAP ACCUMULATION FUND — IRA CLASS

NFSC FEBO 279-076538	4,804,096.68	9.26%
THE TRUST COMPANY OF KNOXVILLE
620 MARKET ST STE 300
ATTN: TERESA MILLER
KNOXVILLE TN 37902

A. G. EDWARDS & SONS	3,457,818.137	6.67%
CUSTODIAN FOR
2315 OLEANDER DR
IRA ACCOUNT
WILMINGTON NC 28403-3910

FIRST CLEARING CORPORATION	2,840,770.204	5.48%
A C 5573-0353
10490 WILSHIRE BLVD, 304
FCC AS CUSTODIAN
LOS ANGELES CA 90024-4647

GARTMORE MORLEY ENHANCED INCOME FUND — INSTITUTIONAL CLASS

GVIT	12,807,450.145	40.42%
INVESTOR DESTINATIONS MODERATE FUND
3435 STELZER RD
COLUMBUS OH 43219-6004

GVIT	8,224,823.874	25.96%
INVESTOR DESTINATIONS CONSERVATIVE FUND
3435 STELZER RD
COLUMBUS OH 43219

GVIT	7,511,969.081	23.71%
INVESTOR DESTINATIONS MODERATELY
3435 STELZER RD
C/ O BISYS FUND SERV L FRYSINGER
COLUMBUS OH 43219-6004

GVIT	3,136,873.748	9.90%
INVESTOR DESTINATIONS MODERATELY
3435 STELZER RD
C/ O BISYS FUND SERV L FRYSINGER
COLUMBUS OH 43219-6004

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE MORLEY ENHANCED INCOME FUND — INSTITUTIONAL SERVICE CLASS

NATIONWIDE PENSIONS MANAGED	810,570.882	99.85%
PERSONAL PORTFOLIO SERIES
1200 RIVER RD
CONSHOHOCKEN PA 19428

GARTMORE MORLEY ENHANCED INCOME FUND — CLASS A

NATIONWIDE TRUST COMPANY FSB	61,876.376	36.16%
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

ELEANOR G. O’NEIL	11,212.664	6.55%
CHARLES J. O’NEIL
3 VALLEY VIEW DR
EAST GRANBY CT 06026-9585

GARTMORE MORLEY ENHANCED INCOME FUND — CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT	109.239	100.00%
1200 RIVER RD
ATTN: MIKE POLICARPO
CONSHOHOCKEN PA 19428-2436

GARTMORE NATIONWIDE FUND — CLASS A

NFSC FEBO Y94-871885	19,586,607.336	83.09%
FMT CO CUST IRA ROLLOVER
1226 GARNER AVE
SCHENECTADY NY 12309

NATIONWIDE TRUST COMPANY FSB	1,491,167.536	6.33%
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

GARTMORE NATIONWIDE FUND — CLASS D

NATIONWIDE LIFE INSURANCE CO	19,761,764.189	31.65%
DCVA
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

GARTMORE NATIONWIDE FUND — CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT	57.835	100.00%
1200 RIVER RD
ATTN: MIKE POLICARPO
CONSHOHOCKEN PA 19428-2436

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE NATIONWIDE FUND — INSTITUTIONAL SERVICE CLASS

GARTMORE GLOBAL ASSET MANAGEMENT	51.417	100.00%
SEED ACCOUNT
1200 RIVER RD
CONSHOHOCKEN PA 19428-2436

GARTMORE NATIONWIDE LEADERS FUND — INSTITUTIONAL SERVICE CLASS

NATIONWIDE INSURANCE COMPANY	185,150.089	100.00%
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

GARTMORE NATIONWIDE LEADERS FUND — CLASS A

NATIONWIDE INSURANCE COMPANY	25,112.991	21.82%
PO BOX 182029
C/ O PAM SMITH 01-32-05
COLUMBUS OH 43218-2029

HOWAN M. HSU	9,945.739	8.64%
9414 AVEMORE CT
DUBLIN OH 43017

SHIRLEY A. LAMBERT	9,258.247	8.04%
47670 WATSON RD
SAINT CLAIRSVILLE OH 43950

W.G. JURGENSEN	8,802.817	7.65%
ONE NATIONWIDE PLAZA 1-37-04
COLUMBUS OH 43215

GARTMORE NATIONWIDE LEADERS FUND — CLASS B

NATIONWIDE INSURANCE COMPANY	25,037.858	77.06%
PO BOX 182029
C/ O PAM SMITH 01-32-05
COLUMBUS OH 43218-2029

BRUCE G. REICHERT	1,825.468	5.62%
6416 GLACIER PL
C/ O BRENT REICHERT
EDINA MN 55436-1808

GARTMORE NATIONWIDE LEADERS FUND — CLASS C

NATIONWIDE INSURANCE COMPANY	25,037.975	76.97%
PO BOX 182029
C/ O PAM SMITH 01-32-05
COLUMBUS OH 43218-2029

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE NATIONWIDE LEADERS FUND — CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT	91.075	100.00%
1200 RIVER RD
ATTN: MIKE POLICARPO
CONSHOHOCKEN PA 19428-2436

GARTMORE S&P 500 INDEX FUND — CLASS A

FTC & CO	58,323.882	7.17%
ACCOUNT 00507
PO BOX 173736
DATALYNX
DENVER CO 80217

NFSC FEBO A3K-003085	48,303.041	5.94%
BETTY M. WOOLLIS CREDIT TRUST
6 SAFRAN AVE
U A 12 16 1999
EAST BRUNSWICK NJ 08816

GARTMORE S&P 500 INDEX FUND — CLASS B

FIRST CLEARING LLC	39,376.474	7.90%
A C 2389-9015
5594 BEACH RD
FCC AS CUSTODIAN
MIDLAND VA 22728-1701

GARTMORE S&P 500 INDEX FUND — CLASS C

FIRST CLEARING LLC	11,858.182	47.90%
A C 7568-9398
5319 DAWNINGTON PLACE
FCC AS CUSTODIAN
SUGAR LAND TX 77479-4209

JEAN E. OED	10,545.918	42.60%
GEORGE H. OED
415 RUSSELL AVE APT 112
GAITHERSBURG MD 20877

GARTMORE S&P 500 INDEX FUND — INSTITUTIONAL CLASS

GVIT	48,692,203.933	39.86%
INVESTOR DESTINATIONS MODERATE FUND
3435 STELZER RD
COLUMBUS OH 43219-6004

GVIT	35,742,114.729	29.26%
INVESTOR DESTINATIONS MODERATELY
3435 STELZER RD
C/ O BISYS FUND SERV L FRYSINGER
COLUMBUS OH 43219-6004

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GVIT	21,340,223.327	17.47%
INVESTOR DESTINATIONS AGGRESSIVE
3435 STELZER RD
C/ O BISYS FUND SERV L FRYSINGER
COLUMBUS OH 43219

GVIT	11,423,766.897	9.35%
INVESTOR DESTINATIONS MODERATELY
3435 STELZER RD
C/ O BISYS FUND SERV L FRYSINGER
COLUMBUS OH 43219-6004

GARTMORE S&P 500 INDEX FUND — INSTITUTIONAL SERVICE CLASS

NATIONWIDE LIFE INSURANCE	7,075,252.269	99.21%
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

GARTMORE S&P 500 INDEX FUND — LOCAL

GARTMORE GLOBAL ASSET MANAGEMENT	10,857.854	100.00%
SEED ACCOUNT
1200 RIVER RD
CONSHOHOCKEN PA 19428-2436

GARTMORE S&P 500 INDEX FUND — SERVICE CLASS

NATIONWIDE TRUST COMPANY FSB	29,635,462.036	55.05%
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

NATIONWIDE LIFE INSURANCE	24,166,241.449	44.89%
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

GARTMORE SMALL CAP FUND — CLASS A

NATIONWIDE PENSIONS MANAGED	1,249,128.731	83.79%
PERSONAL PORTFOLIO SERIES 6
1200 RIVER RD
CONSHOHOCKEN PA 19428

GARTMORE SMALL CAP FUND — CLASS B

FIRST CLEARING LLC	9,231.783	9.19%
A C 1402-5695
2139 DEWEY PLACE
FCC AS CUSTODIAN
BARTLESVILLE OK 74003-6514

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE SMALL CAP FUND — CLASS C

RAYMOND JAMES & ASSOC INC	995.217	8.33%
FBO ALFORD IRA
880 CARILLON PKWY
ST PETERSBURG FL 33716

MICHAEL T. EMMONS	866.37	7.26%
TAYLOR WILLIAM EMMONS TRUST
23 BRIDGTON RD
C/ O MARY TALIENTO
WESTBROOK ME 04092

RAYMOND JAMES & ASSOC INC	752.652	6.30%
FBO FOX IRA
880 CARILLON PKWY
ST PETERSBURG FL 33716

GARTMORE SMALL CAP FUND — CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT	71.276	100.00%
SEED ACCOUNT
1200 RIVER ROAD
CONSHOHOCKEN PA 19428-2436

GARTMORE SMALL CAP FUND — INSTITUTIONAL SERVICE CLASS

NATIONWIDE INSURANCE COMPANY	536.113	99.74%
GPVA-II
PO BOX 182029
COLUMBUS OH 43218-2029

GARTMORE SMALL CAP INDEX FUND — CLASS A

NATIONWIDE LIFE INSURANCE CO	4,186,457.57	75.26%
NACO
PO BOX 182029
COLUMBUS OH 43218-2029

NATIONWIDE TRUST COMPANY	1,231,333.209	22.14%
PARTICIPATING RETIREMENT PLANS
PO BOX 182029
COLUMBUS OH 43218-2029

GARTMORE SMALL CAP INDEX FUND — CLASS B

FIRST CLEARING LLC	6,115.303	15.89%
A C 4596-3306
3408 W FORT WORTH ST
SWARNA KUNAPULI JTWROS
BROKEN ARROW OK 74012-3241

RAYMOND JAMES & ASSOC INC	3,013.537	7.83%
FBO PADER C
880 CARILLON PKWY
ST PETERSBURG FL 33716

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE SMALL CAP INDEX FUND — CLASS C

RAYMOND JAMES & ASSOC INC	2,052.493	95.83%
FBO CRUMP RIRA
880 CARILLON PKWY
ST PETERSBURG FL 33716

GARTMORE SMALL CAP INDEX FUND — INSTITUTIONAL CLASS

GVIT	7,111,104.785	39.68%
INVESTOR DESTINATIONS MODERATE FUND
3435 STELZER RD
COLUMBUS OH 43219-6004

INVESTOR DESTINATIONS AGGRESSIVE FUND	5,228,230.568	29.17%
3435 STELZER RD
COLUMBUS OH 43219

INVESTOR DESTINATIONS MODERATELY	5,225,075.324	29.15%
AGGRESSIVE
3435 STELZER RD
C/ O BISYS FUND SERV L FRYSINGER
COLUMBUS OH 43219-6004

GARTMORE TAX-FREE INCOME FUND — CLASS B

DOUGLAS J. LLEWELLYN	17,077.923	49.03%
43 PUTTING GREEN LN
PENFIELD NY 14526-2548

ROBERT W. KEANE	3,371.975	9.68%
111 FELDSPAR DR
SYRACUSE NY 13219

GWEN E. MILLER	3,157.973	9.07%
679 LOWER GRIMES RD
PORT ALLEGANY PA 16743-4727

MICHAEL G. MOYTA	2,323.42	6.67%
611 SIXTH AVE
FORD CITY PA 16226

GLEN O. SILCOTT	1,870.907	5.37%
3305 FISHWORM RD
CEDARVILLE OH 45314

GARTMORE TAX-FREE INCOME FUND — CLASS C

NANCY ANN MCALEXANDER	8,111.978	8.75%
614 BARBARA DR
TIPP CITY OH 45371

ANNA D’AMICO	6,761.032	7.30%
6729 CALLA RD
NEW MIDDLETOWN OH 44442

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE TAX-FREE INCOME FUND — CLASS X

JOHN B. REESE	46,027.811	7.62%
GRACEANN REESE
15554 COUNTY RD
NAPOLEON OH 43545-6701

GARY R. PLOSKINA	41,101.936	6.80%
PAUL ROBERT PLOSKINA
2634 5TH AVE
MC KEESPORT PA 15132-1137

ELSIE S. ADKINS	38,522.313	6.38%
4315 DICKINSON AVE EXT
GREENVILLE NC 27834-0878

GARTMORE TAX-FREE INCOME FUND — CLASS Y

HAROLD W. HOWARD	18,989.203	42.49%
MEYEARLINE HOWARD
RT 2 BOX 571
SAINT GEORGE GA 31562

CONSTANCE P. COURTLAND	5,093.125	11.40%
JOHN W. COURTLAND
8592 ROSWELL RD
ATLANTA GA 30350

JOHN ALEXANDER PHILLIPS	4,662.569	10.43%
LUCILLE PHILLIPS
12707 PLEASANT GRV
CYPRESS TX 77429

POLLY A. HOPKINS	3,143.762	7.03%
306 ANITA DR
WESTMINSTER MD 21157

YOLANDA S. RHODES	3,041.575	6.81%
569 SW 11TH ST
BELLE GLADE FL 33430

E. JANE MOFFITT	2,503.257	5.60%
DONALD E. MOFFITT
2200 ROAD 7
WEST LIBERTY OH 43357

GARTMORE U.S. GROWTH LEADERS FUND — CLASS A

NFSC FEBO 0LJ-025313	666,438.319	29.39%
NFS FMTC ROLLOVER IRA
8375 HIDDEN DR
MIDDLEVILLE MI 49333

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

NATIONWIDE LIFE INSURANCE CO	379,987.167	16.76%
QPVA
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

NATIONWIDE TRUST COMPANY FSB	171,400.472	7.56%
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

GARTMORE U.S. GROWTH LEADERS FUND — CLASS B

NATIONWIDE MUTUAL INSURANCE COMPANY	69,864.518	21.71%
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 43215-2220

FIRST CLEARING LLC	45,759.498	14.22%
A C 5502-5674
746 NW SANTEE DR
NATALIE R. MCNALLY JTWROS
GREENSBURG IN 47240-7857

NFSC FEBO A7D-706728	18,495.358	5.75%
NFS FMTC ROLLOVER IRA
730 W ESPANOLA
COLORADO SPRINGS CO 80907

GARTMORE U.S. GROWTH LEADERS FUND — CLASS C

OPPENHEIMER & CO INC. CUSTODIAN	141,987.042	30.33%
FBO DIANE H. CARVEY RLVR IRA
9304 ELGER MILL RD
MONTGOMERY VILLAGE MD 20886

BERNARD J. DUNN REV LIV TR	59,592.542	12.73%
DTD 3/23/92
21635 FOXCROFT RD
MIDDLEBURG VA 20117

FIRST CLEARING LLC	26,142.715	5.58%
A C 3751-0975
10 VALLEY LN E
FCC AS CUSTODIAN
NORTH WOODMERE NY 11581-3629

GARTMORE U.S. GROWTH LEADERS FUND — INSTITUTIONAL SERVICE CLASS

NATIONWIDE INSURANCE COMPANY	770,843.793	91.69%
QPVA
PO BOX 182029
COLUMBUS OH 43218-2029

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

NATIONWIDE MUTUAL INSURANCE COMPANY	69,845.886	8.31%
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 43215-2220

GARTMORE U.S. GROWTH LEADERS LONG-SHORT FUND — CLASS A

NFSC FEBO 103-478814	156,114.49	6.26%
CHARLES H. COLWELL CUST
268 SUNRISE CIR
GREENWOOD IN 46142-9194

GARTMORE U.S. GROWTH LEADERS LONG-SHORT FUND — CLASS C

FIRST CLEARING LLC	14,324.51	5.32%
A C 3609-1408
53 HILL ROAD APT 410
FCC AS CUSTODIAN
BELMONT MA 02478-4322

GARTMORE U.S. GROWTH LEADERS LONG-SHORT FUND — INSTITUTIONAL CLASS

GARTMORE AM SPECIALTY	15,522.129	45.11%
ASSET ALLOCATION FUND
3435 STELZER RD
C/ O MIKE LEONARD
COLUMBUS OH 43219-6004

GARTMORE AM MODERATE	7,582.93	22.03%
ASSET ALLOCATION FUND
3435 STELZER RD
C/ O MIKE LEONARD
COLUMBUS OH 43219-6004

GARTMORE AM MODERATELY AGGRESSIVE	5,937.315	17.25%
ASSET ALLOCATION FUND
3435 STELZER RD
C/ O MIKE LEONARD
COLUMBUS OH 43219-6004

GARTMORE AM AGGRESSIVE	5,263.172	15.29%
ASSET ALLOCATION FUND
3435 STELZER RD
C/ O MIKE LEONARD
COLUMBUS OH 43219-6004

GARTMORE VALUE OPPORTUNITIES FUND — CLASS A

NATIONWIDE INSURANCE COMPANY	234,923.674	27.19%
NWVA
PO BOX 182029
COLUMBUS OH 43218-2029

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

MCB TRUST SERVICES TRUSTEE	92,077.22	10.66%
B. C. ZIEGLER AND COMPANY
SUITE 300
DENVER CO 80202

GARTMORE VALUE OPPORTUNITIES FUND — CLASS C

ASHLAND UNIVERSITY	3,622.713	10.30%
LOREN DEAN & HELEN L. WHITE CHAR TRUST I
401 COLLEGE AVE
ASHLAND OH 44805

A. G. EDWARDS & SONS INC. FBO	2,053.473	5.84%
SALLY A. JUEL
ONE NORTH JEFFERSON
ST LOUIS MO 63103-2287

FIRST CLEARING LLC	1,799.644	5.12%
A C 6487-6456
312 HOLTON RDG
JOSEPH R. ORNELAS
CROWN POINT IN 46307-3115

GARTMORE VALUE OPPORTUNITIES FUND — CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT	64.725	100.00%
SEED ACCOUNT
1200 RIVER ROAD
CONSHOHOCKEN PA 19428-2436

GARTMORE VALUE OPPORTUNITIES FUND — INSTITUTIONAL CLASS

NATIONWIDE LIFE INSURANCE CO	903,858.78	87.03%
QPVA
PO BOX 182029
C/ O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

DEAN WITTER FOR THE BENEFIT OF WASHTENAW COUNTY VEBA	134,677.72	12.97%
PO BOX 250 CHURCH STREET STATION
NEW YORK NY 10008-0250

GARTMORE WORLDWIDE LEADERS FUND — CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT	152.672	100.00%
1200 RIVER RD
ATTN: MIKE POLICARPO
CONSHOHOCKEN PA 19428-2436

GARTMORE WORLDWIDE LEADERS FUND — CLASS A

NFSC FEBO 137-401439	309,481.326	7.47%
FMT CO CUST IRA R/ O
45 CREEKSTONE DR
NEWPORT NEWS VA 23603-1357

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE WORLDWIDE LEADERS FUND — CLASS B

RAYMOND JAMES & ASSOC INC	6,462.132	38.70%
FBO DARSNEY IRA
880 CARILLON PKWY
ST PETERSBURG FL 33716

A. G. EDWARDS & SONS C F	1,868.177	11.19%
MICHAEL GENE SMITH
131 ACACIA AVE
OROVILLE CA 95966-3658

FIRST CLEARING LLC	1,707.987	10.23%
A C 8328-8559
1009 RADIANCE DR
CAMBRIDGE MD 21613-2023

GARTMORE GLOBAL ASSET MANAGEMENT	1,669.45	10.00%
SEED ACCOUNT
1200 RIVER RD
CONSHOHOCKEN PA 19428-2436

JAVIER ALFONSO	928.399	5.56%
22 ROBERTSON AVE
WHITE PLAINS NY 10606

GARTMORE WORLDWIDE LEADERS FUND — CLASS C

ASHLAND UNIVERSITY	1,353.122	39.89%
LOREN DEAN & HELEN L. WHITE CHAR TRUST I
401 COLLEGE AVE
ASHLAND OH 44805

IRA M. FOWLER	805.301	23.74%
632 OLD AUGUSTA RD
GREENVILLE SC 29605

CINDY FASTOW	214.286	6.32%
3216 STOCKTON PL
HOLLAND PA 18966

GARTMORE WORLDWIDE LEADERS FUND — INSTITUTIONAL SERVICE CLASS

NATIONWIDE INSURANCE COMPANY	171,574.729	99.06%
QPVA
PO BOX 182029
COLUMBUS OH 43218-2029

NORTHPOINTE SMALL CAP VALUE FUND

HUDSON-WEBBER FOUNDATION	799,583.073	34.60%
333 W FORT ST STE 1310
DETROIT MI 48226

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

SEI PRIVATE TRUST COMPANY	403,819.29	17.47%
C/ O WACHOVIA
1 FREEDOM VALLEY DRIVE
OAKS PA 19456

GARRETT EVANGELICAL THEOLOGICAL SEMINARY	271,296.873	11.74%
2121 SHERIDAN RD
EVANSTON IL 60201

FERRIS, BAKER WATTS INC	225,455.491	9.75%
SHELDEN CHARITABLE REMAINDER
17152 KERCHEVAL
GROSSE POINTE MI 48230-1661

INTERNATIONAL ASSOCIATION OF MACHINIST AND
AEROSPACE WORKERS LOCAL 2848	159,248.49	6.89%
30700 TELEGRAPH STE 4601 PO BOX 3039
BHAM MI 48012

VOTE BY MAIL
•	Read the Proxy Statement and have this card at hand
•	Check the appropriate boxes on reverse
•	Sign and date Voting Instructions
•	Return promptly in the enclosed envelope

GARTMORE MUTUAL FUNDS	Complete this instruction form TODAY! Your prompt response will save your Fund the expense of additional mailings.

GARTMORE MUTUAL FUNDS

FUND NAME PRINTS HERE

The undersigned contract owner of a variable annuity or variable life insurance contract, revoking previous voting instructions, hereby instructs Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company to vote all shares of the Fund of Gartmore Mutual Funds (the “Trust”), as indicated above, attributable to his or her variable annuity or variable life insurance contract, as of September 30, 2004, at a Special Meeting of Shareholders of the Trust to be held at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, on Thursday, December 23, 2004, at 9:00 a.m., Eastern time, and at any adjournments thereof. These Instructions shall be used to vote on the proposals described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

Date: _____________________________________

Signature(s) (Title(s), if applicable)                       (Sign in the Box)
NOTE: Please sign exactly as your name appears on this Voting Instruction Form. When shares are held by joint tenants, both should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

Please refer to the Proxy Statement discussion of each of these proposals.

IF NO SPECIFICATION IS MADE AND THIS VOTING INSTRUCTION IS SIGNED AND RETURNED, THE VOTING INSTRUCTION SHALL BE DEEMED TO BE AN INSTRUCTION TO VOTE FOR THE PROPOSALS.

As to any other matter, the appointed proxies shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

1.	To elect the 14 nominees specified below as Trustees:						FOR all nominees	WITHHOLD authority
	(01)	Charles E. Allen	(06)	Robert M. Duncan	(11)	Douglas F. Kridler	listed (except	to vote
	(02)	Michael J. Baresich	(07)	Barbara L. Hennigar	(12)	Michael D. McCarthy	as marked to	for all
	(03)	Paula H. J. Cholmondeley	(08)	Paul J. Hondros	(13)	Arden L. Shisler	the contrary at left).	nominees.
	(04)	C. Brent DeVore	(09)	Barbara I. Jacobs	(14)	David C. Wetmore
	(05)	Phyllis Kay Dryden	(10)	Thomas J. Kerr IV			☐	☐

	(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW.)

							FOR	AGAINST	ABSTAIN
2.	To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from an Ohio business trust to a Delaware statutory trust.						☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

	VOTE ON THE INTERNET		VOTE BY PHONE		VOTE BY MAIL
• • • •	Read the Proxy Statement and have this card at hand Log on to www.proxyweb.com Follow the on-screen instructions Do not return this proxy card	• • • •	Read the Proxy Statement and have this card at hand Call toll-free 1-800-690-6903 Follow the recorded instructions Do not return this proxy card	• • • •	Read the Proxy Statement and have this proxy card at hand Check the appropriate boxes on reverse Sign and date proxy card Return promptly in the enclosed envelope

GARTMORE MUTUAL FUNDS	Your prompt response will save your Fund the expense of additional mailings.

999 999 999 999 99 <—	GARTMORE MUTUAL FUNDS SPECIAL MEETING OF SHAREHOLDERS PROXY SOLICITED BY THE TRUSTEES

FUND NAME PRINTS HERE

The undersigned, revoking previous proxies, hereby appoint(s) William J. Baltrus, Gerald S. Holland, and Eric E. Miller, or any one of them, attorneys, with full power of substitution, to vote all shares of the Fund of the Gartmore Mutual Funds (the “Trust”), as indicated above, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Trust to be held at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, on Thursday, December 23, 2004, at 9:00 a.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

Date: _____________________________________

Signature(s) (Title(s), if applicable)                       (Sign in the Box)
NOTE: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, both should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

Please refer to the Proxy Statement discussion of each of these proposals.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

1.	To elect the 14 nominees specified below as Trustees:						FOR all nominees	WITHHOLD authority
	(01)	Charles E. Allen	(06)	Robert M. Duncan	(11)	Douglas F. Kridler	listed (except	to vote
	(02)	Michael J. Baresich	(07)	Barbara L. Hennigar	(12)	Michael D. McCarthy	as marked to	for all
	(03)	Paula H. J. Cholmondeley	(08)	Paul J. Hondros	(13)	Arden L. Shisler	the contrary at left).	nominees.
	(04)	C. Brent DeVore	(09)	Barbara I. Jacobs	(14)	David C. Wetmore
	(05)	Phyllis Kay Dryden	(10)	Thomas J. Kerr IV			☐	☐

	(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW.)

							FOR	AGAINST	ABSTAIN
2.	To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from an Ohio business trust to a Delaware statutory trust.						☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.